UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

This Form N-CSR relates solely to the Registrant’s PGIM Real Assets Fund and PGIM Global Absolute Return Bond Fund (the “Funds”)

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2018

Date of reporting period:	10/31/2018

Item 1 – Reports to Stockholders

PGIM REAL ASSETS FUND

(Formerly known as Prudential Real Assets Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term real return

Highlights (unaudited)

•

The trailing period was a mixed environment for real assets with heightened volatility across global equity markets, higher US interest rates, and commodity price weakness, which most recently included oil prices entering a bear market.

•

Overall asset allocation hurt the Fund’s returns as several Fund exposures posted negative absolute returns, including core exposures such as TIPS, global REITs, and commodities along with global infrastructure and natural resource stocks.

•	Tactically, the Fund benefited from its underweight positions in Treasury inflation-protected securities and commodities, as both generated negative returns compared to other Fund allocations.

•	Off-benchmark allocations to short-duration high yield corporate bonds and master limited partnerships made positive contributions, as these exposures all outperformed the Fund’s benchmark indexes.

•	A tactical, off-benchmark allocation to global infrastructure detracted from Fund performance, as these securities declined during the reporting period.

This report presents the consolidated results of the PGIM Real Assets Fund and the PGIM Real Assets Subsidiary, Ltd.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Real Assets Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Real Assets Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Real Assets Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Real Assets Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Real Assets Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–8.57	–1.54	–0.14 (12/30/10)
Class B	–8.97	–1.40	–0.19 (12/30/10)
Class C	–4.88	–1.18	–0.16 (12/30/10)
Class Z	–2.91	–0.16	0.85 (12/30/10)
Class R6*	–2.85	N/A	–1.43 (1/23/15)
Customized Blend Index
	–1.53	–0.53	—
Bloomberg Barclays US TIPS Index
	–1.24	0.97	—
Lipper Flexible Portfolio Funds Average**
	–1.58	3.27	—
Lipper Customized Average**
	–1.36	–0.37	—

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–3.25	–0.42	0.58 (12/30/10)
Class B	–4.22	–1.21	–0.19 (12/30/10)
Class C	–3.93	–1.18	–0.16 (12/30/10)
Class Z	–2.91	–0.16	0.85 (12/30/10)
Class R6*	–2.85	N/A	–1.43 (1/23/15)
Customized Blend Index
	–1.53	–0.53	—
Bloomberg Barclays US TIPS Index
	–1.24	0.97	—
Lipper Flexible Portfolio Funds Average**
	–1.58	3.27	—
Lipper Customized Average**
	–1.36	–0.37	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Customized Blend Index and Bloomberg Barclays US TIPS Index, by portraying the initial account values at the commencement of operations for Class Z shares (December 30, 2010) and the account values at the end of the current fiscal year (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

**The Fund’s performance is compared to a customized Lipper Universe comprised of real asset funds, although Lipper classifies the Fund in its Flexible Portfolio Funds universe. The Fund is compared to the customized Lipper Universe because the Fund’s investment manager believes that these funds provide a more appropriate basis for Fund performance comparisons.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Averages are measured from closest month-end to the class’ inception date.

PGIM Real Assets Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R6**
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

Customized Blend Index—The Customized Blend Index (Customized Blend) is a model portfolio consisting of the Bloomberg Commodity Index (33.3%), Morgan Stanley Capital International World Real Estate Net Dividend Index (33.3%), and Bloomberg Barclays US TIPS Index (33.3%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Bloomberg Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 19 physical commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME). The MSCI World Real Estate Net Dividend Index is a sub-index of the MSCI World Index and represents only securities in the GICS Real Estate Industry Group. The Net Dividend version of the MSCI World Real Estate Index reflects the impact of the maximum withholding taxes on reinvested dividends. The average annual total returns for the Customized Blend measured from the month-end closest to the inception date of the Fund’s Class A, Class B, Class C, and Class Z shares are 0.26% and –0.54% for Class R6 shares.

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Bloomberg Barclays US TIPS Index—The Bloomberg Barclays US Treasury Inflation-Protected Securities Index (TIPS Index) is an unmanaged index that consists of inflation-protected securities issued by the US Treasury. The average annual total returns for the TIPS Index measured from the month-end closest to the inception date of the Fund’s Class A, Class B, Class C, and Class Z shares are 2.30% and 0.19% for Class R6 shares.

Lipper Flexible Portfolio Funds Average—The Lipper Flexible Portfolio Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Flexible Portfolio Funds universe for the periods noted. Funds in the Lipper Average allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, Class B, Class C, and Class Z shares are 4.56% and 2.97% for Class R6 shares.

Lipper Customized Average—See explanation on page 9. The average annual total returns for the Lipper Customized Average measured from the month-end closest to the inception date of the Fund’s Class A, Class B, Class C, and Class Z shares are 0.38% and 0.44% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/18 (%)
PGIM Global Real Estate Fund (Class R6), Global Real Estate	24.5
PGIM Jennison Global Infrastructure Fund (Class R6), Utilities/Infrastructure	10.6
PGIM Jennison MLP Fund (Class R6), Master Limited Partnerships (MLPs)	9.9
PGIM Jennison Natural Resources Fund (Class R6), Natural Resources	6.9
US Treasury Inflation Indexed Bonds, TIPS, 0.125%, 01/15/2022	2.8

Holdings reflect only long-term investments and are subject to change.

Allocations expressed as a percentage of net assets as of 10/31/18 (%)
US Treasury Obligations	25.2
Global Real Estate	24.5
Utilities/Infrastructure	10.6
MLPs	9.9
Natural Resources	6.9

Compositions reflect only long-term investments and are subject to change.

PGIM Real Assets Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Real Assets Fund’s Class Z shares returned –2.91% for the 12-month reporting period that ended October 31, 2018, underperforming the –1.24% return of the Bloomberg Barclays US TIPS Index, the –1.53% of the Customized Blend Index, the –1.58% return of the Lipper Flexible Portfolio Funds Average and the –1.36% return of the Lipper Customized Average.

What were the market conditions?

•

In a major event capping 2017, the US Congress passed a tax reform bill that was signed into law in December 2017. The law cut the corporate tax rate to 21% from 35% and reduced individual tax rates, including lowering the top rate to 37% from 39.6%. The US equity markets advanced in anticipation of the law and surged into the new year.

•

In late January through February of 2018, US equities experienced a steep decline, triggered by an inflation scare and US protectionist trade measures. The market pullback was accompanied by a sharp spike in volatility that drove the unwinding of investors’ short volatility positions. These positions seek to profit from the potential of continued low levels of volatility.

•

US equities remained range bound during the spring, despite 25% year-over-year earnings growth in the first two quarters of 2018, fueled by the fiscal stimulus of corporate tax cuts. The economic backdrop was also favorable, amid continued strong growth. Equity performance may have been restrained by geopolitical concerns. Anxiety regarding a global trade war emerged in March, eased in May, but intensified again in June on the heels of unprecedented acrimony at the G7 (Group of Seven) summit and the Trump administration’s threat to impose tariffs on Chinese goods. The G7 consists of Canada, France, Germany, Italy, Japan, the United Kingdom (the UK), and the US. These countries, with the seven largest advanced economies in the world, represent more than 62% of global net wealth. Retaliatory measures by China ignited fears of a tit-for-tat escalation cycle that could be destructive for global economic growth.

•

Fears of a trade war abated toward the end of the summer, with good news heralded by a trade agreement between the US and Mexico, lower-than-expected tariffs on $200 billion of Chinese goods, and a trade deal with Canada that concluded the renegotiation of the North American Free Trade Agreement. US equity markets surged in response, delivering strong gains from July to September and reaching new highs as geopolitical anxiety eased and strong corporate earnings continued.

•

US equities were volatile in October 2018, declining amid investor concerns about the pace of US economic growth and the outlook for corporate earnings. Toward the end of the month, US equities retraced some of their losses on positive economic news and solid earnings reports.

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•

At the end of the reporting period, US economic growth was continuing, while growth in other major economies had moderated. Overall, 2018 appeared to be a year of global growth divergence, whereas 2017 was characterized by synchronized global economic recovery.

•

US economic growth was accompanied by rising interest rates and a stronger US dollar, which strained emerging markets economies. Higher US interest rates caused capital outflows from the emerging markets, leading to the sharp depreciation of emerging markets currencies and unleashing a vicious cycle of increased inflation and central bank rate hikes. This was especially true in countries with significant political problems, economic imbalances, and limited reserves, such as Turkey and Argentina. Trade tensions and the high price of crude oil further exacerbated the problem, even in stronger emerging markets countries, by putting additional pressure on their foreign currency reserves. Nevertheless, the potential of an emerging markets crisis appeared to be contained at the end of the period, thanks to China’s commitment to doing “whatever it takes” to keep its own economy stable and the proactive stance of emerging markets central banks overall.

•

In Europe and Japan, economic growth has slowed since the beginning of 2018, roiled by negative news such as tariff uncertainty, protracted negotiations over the UK’s exit from the European Union, and the possibility of Italy leaving as well. Consequently, non-US developed markets stocks were weak, while emerging markets stocks declined. In contrast, the S&P 500 Index generated a solidly positive return during the same period. QMA believes the divergence in equity returns between the US and other developed markets countries has reached an unprecedented level and thinks they are likely to converge.

•

US small-cap equities outperformed from March to July at the height of the trade tensions, perceived by investors as a domestic asset class that could provide safe haven from macroeconomic turbulence abroad. With trade tensions easing, this sector gave back some of its gains toward the end of the reporting period.

•

The Federal Reserve (the Fed) continued tightening US monetary policy, having raised short-term rates six times from the beginning of 2017 through the end of the reporting period. This has lifted the short-term end of the US Treasury yield curve, while the long-term end has remained anchored by interest rate differentials with the rest of the world and investors’ fears about the maturity of the US business cycle. As a result, the US Treasury yield curve flattened throughout 2018.

•

US Treasury securities and investment-grade corporate bonds underperformed US equities between January 1 and October 31, 2018. At the same time, high yield corporate bonds performed strongly, as spreads (yield differentials versus US Treasuries) narrowed due to the healthy economic backdrop.

PGIM Real Assets Fund	13

Strategy and Performance Overview (continued)

What worked?

•	Tactically, the Fund benefited from its underweight positions in Treasury inflation-protected securities and commodities, as both generated negative returns compared to other Fund allocations.

•

Off-benchmark allocations to short-duration high yield corporate bonds, master limited partnerships (MLPs), and natural resource stocks made positive contributions, as these exposures all outperformed the Fund’s benchmark indexes.

•	Among underlying funds, the PGIM Jennison Global Infrastructure Fund outperformed its benchmark index, which was a tailwind for performance.

What didn’t work?

•	Asset allocation overall hurt the Fund’s returns, with several allocations providing negative contributions.

•	A tactical, off-benchmark allocation to global infrastructure stocks detracted from Fund performance, as these securities declined during the reporting period.

•	An off-benchmark allocation to gold, which generated poor returns, also dampened results.

•	Investments in the PGIM Jennison MLP Fund, PGIM Jennison Natural Resources Fund, and PGIM Global Real Estate Fund detracted from performance, as each trailed their respective benchmark indexes.

Did the Fund use derivatives, and how did they affect performance?

•

The Fund did not utilize any derivative instruments at the aggregate level, though the underlying sub-advisors may, as is permitted in managing their respective strategies. More specifically, both the QMA gold sleeve and the QMA commodity sleeve utilize futures in obtaining exposure to various commodity markets.

•

The QMA commodity sleeve closely tracks the Bloomberg Commodity Index, a diversified benchmark for the commodity futures markets composed of futures contracts on 22 physical commodities. The QMA commodity sleeve will exhibit a performance profile similar to this index and, as such, is comprised entirely of near-dated futures contracts. Derivatives are core holdings of this portfolio and are not an off benchmark position. There is no additional impact of holding derivatives beyond the core investment mandate.

•

The QMA gold sleeve closely tracks the price of gold. Similar to the broader commodity investment complex, this is achieved by purchasing futures contracts for one physical commodity—gold. As such, there is no additional impact of holding derivatives beyond tracking the gold near-dated futures price.

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Current outlook

•

The Fund seeks long-term positive returns by investing in MLPs, real estate, utilities/infrastructure, commodities, natural resources, fixed income, and gold/defensive investments. The Fund may be suited for investors seeking greater diversification and a potential hedge against rising interest rates and inflation.

PGIM Real Assets Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

16	Visit our website at pgiminvestments.com

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Real Assets Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$950.80	1.25%	$6.15
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36
Class B	Actual	$1,000.00	$944.80	2.20%	$10.78
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17
Class C	Actual	$1,000.00	$947.00	1.96%	$9.62
	Hypothetical	$1,000.00	$1,015.32	1.96%	$9.96
Class Z	Actual	$1,000.00	$951.50	0.91%	$4.48
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63
Class R6**	Actual	$1,000.00	$951.70	0.85%	$4.18
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Real Assets Fund	17

Consolidated Schedule of Investments

as of October 31, 2018

Description			Shares	Value
LONG-TERM INVESTMENTS 79.7%

AFFILIATED MUTUAL FUNDS 54.5%
PGIM Floating Rate Income Fund (Class R6)			349,124	$3,438,872
PGIM Global Real Estate Fund (Class R6)			1,401,197	32,311,603
PGIM Jennison Global Infrastructure Fund (Class R6)			1,139,164	13,909,191
PGIM Jennison MLP Fund (Class R6)			1,934,930	13,080,131
PGIM Jennison Natural Resources Fund (Class R6)*			256,701	9,025,601

TOTAL AFFILIATED MUTUAL FUNDS (cost $72,307,762)(w)				71,765,398

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS 25.2%
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/20	1,075	1,137,725
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/21	675	699,816
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/22	3,370	3,644,336
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	04/15/22	70	70,147
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	01/15/23	2,850	2,997,277
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125	07/15/24	385	389,526
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250	01/15/25	2,640	2,671,661
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/24	1,290	1,364,694
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	01/15/26	1,475	1,512,799
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625	02/15/43	155	145,784
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	07/15/28	165	160,482
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/42	30	29,735
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750	02/15/45	1,060	991,864
U.S. Treasury Inflation Indexed Bonds, TIPS	0.875	02/15/47	5	4,679
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/46	610	601,895
U.S. Treasury Inflation Indexed Bonds, TIPS	1.000	02/15/48	630	595,646
U.S. Treasury Inflation Indexed Bonds, TIPS	1.125	01/15/21	2,110	2,434,049
U.S. Treasury Inflation Indexed Bonds, TIPS	1.250	07/15/20	325	377,812
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375	01/15/20	725	847,500
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375	02/15/44	1,200	1,314,890
U.S. Treasury Inflation Indexed Bonds, TIPS	1.750	01/15/28	695	881,402
U.S. Treasury Inflation Indexed Bonds, TIPS	2.000	01/15/26	920	1,241,296
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/40	320	430,955
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125	02/15/41	130	173,622
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	01/15/25	2,100	3,027,953
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375	01/15/27	1,040	1,427,474
U.S. Treasury Inflation Indexed Bonds, TIPS	2.500	01/15/29	630	835,682
U.S. Treasury Inflation Indexed Bonds, TIPS	3.375	04/15/32	15	27,073

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	19

Consolidated Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Inflation Indexed Bonds, TIPS	3.625%	04/15/28	645	$1,227,010
U.S. Treasury Inflation Indexed Bonds, TIPS	3.875	04/15/29	1,030	1,997,767

TOTAL U.S. TREASURY OBLIGATIONS (cost $34,320,151)				33,262,551

TOTAL LONG-TERM INVESTMENTS (cost $106,627,913)				105,027,949

			Shares

SHORT-TERM INVESTMENTS 20.5%

AFFILIATED MUTUAL FUND 0.4%
PGIM Core Ultra Short Bond Fund (cost $496,640)(w)			496,640	496,640

UNAFFILIATED FUND 4.8%
Dreyfus Treasury Securities Cash Management (cost $6,307,931)(bb)			6,307,931	6,307,931

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(bb)(k)(n) 15.3%
U.S. Treasury Bills	2.133%	12/20/18	16,350	16,302,154
U.S. Treasury Bills	2.134	12/20/18	3,550	3,539,611
U.S. Treasury Bills	2.136	12/20/18	400	398,829

TOTAL U.S. TREASURY OBLIGATIONS (cost $20,241,375)				20,240,594

TOTAL SHORT-TERM INVESTMENTS (cost $27,045,946)				27,045,165

TOTAL INVESTMENTS 100.2% (cost $133,673,859)				132,073,114
Liabilities in excess of other assets(z) (0.2)%				(311,340)

NET ASSETS 100.0%				$131,761,774

The following abbreviations are used in the annual report:

LIBOR—London Interbank Offered Rate

LME—London Metal Exchange

See Notes to Consolidated Financial Statements.

20

MLP—Master Limited Partnership

OTC—Over-the-counter

PRI—Primary Rate Interface

RBOB—Reformulated Gasoline Blendstock for Oxygen Blending

TIPS—Treasury Inflation-Protected Securities

ULSD—Ultra-Low Sulfur Diesel

WTI—West Texas Intermediate

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(bb)	Represents security held in the Cayman Subsidiary.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Commodity Futures contracts outstanding at October 31, 2018(1):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation Depreciation
	Long Positions:
26	Brent Crude	Jan. 2019	$1,951,040	$(74,180)
9	Coffee ’C’	Dec. 2018	380,363	13,200
24	Copper	Dec. 2018	1,595,400	(20,413)
88	Corn	Mar. 2019	1,653,300	(13,200)
11	Cotton No. 2	Dec. 2018	422,730	(52,330)
14	Gasoline RBOB	Dec. 2018	1,029,823	(89,926)
53	Gold 100 OZ	Dec. 2018	6,439,500	(52,999)
13	Hard Red Winter Wheat	Dec. 2018	320,613	(41,762)
13	Lean Hogs	Dec. 2018	303,940	10,654
15	Live Cattle	Dec. 2018	701,700	(5,866)
9	LME Nickel	Nov. 2018	617,787	(77,571)
5	LME Nickel	Dec. 2018	343,995	(49,320)
12	LME PRI Aluminum	Nov. 2018	584,100	(94,050)
9	LME PRI Aluminum	Dec. 2018	440,662	(46,745)
6	LME Zinc	Nov. 2018	382,012	(22,763)
6	LME Zinc	Dec. 2018	377,213	(119,806)
67	Natural Gas	Dec. 2018	2,184,870	38,190
22	No. 2 Soft Red Winter Wheat	Dec. 2018	550,550	(50,050)
11	NY Harbor ULSD	Dec. 2018	1,040,147	(31,139)
10	Silver	Dec. 2018	714,100	(28,250)
28	Soybean	Jan. 2019	1,192,450	(28,700)
22	Soybean Meal	Dec. 2018	674,080	6,980
13	Soybean Oil	Dec. 2018	218,556	5,070
30	Sugar #11 (World)	Mar. 2019	443,184	51,072
30	WTI Crude	Dec. 2018	1,959,300	(330,000)

				(1,103,904)

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	21

Consolidated Schedule of Investments (continued)

as of October 31, 2018

Commodity Futures contracts outstanding at October 31, 2018(1) (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value/ Unrealized Appreciation Depreciation
	Short Positions:
5	LME Nickel	Dec. 2018	$343,995	$61,893
9	LME PRI Aluminum	Dec. 2018	440,662	24,864
6	LME Zinc	Dec. 2018	377,213	118,140

				204,897

				$(899,007)

(1)	Represents positions held in the Cayman Subsidiary.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Credit Suisse Securities (USA) LLC	$—	$3,539,611
Morgan Stanley	—	398,829

Total	$—	$3,938,440

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$72,262,038	$—	$—
U.S. Treasury Obligations	—	53,503,145	—
Unaffiliated Fund	6,307,931	—	—

See Notes to Consolidated Financial Statements.

22

	Level 1	Level 2	Level 3
Other Financial Instruments*
Commodity Futures Contracts	$(899,007)	$—	$—

Total	$77,670,962	$53,503,145	$—

*

Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument and OTC swap contracts which are recorded at fair value.

Fund Composition:

The fund composition of investments (excluding derivatives) and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

U.S. Treasury Obligations	40.5%
Global Real Estate	24.5
Utilities/Infrastructure	10.6
Master Limited Partnership (MLPs)	9.9
Natural Resources	6.9
Government Money Market	4.8
Floating Rate Income	2.6
Core Ultra Short Bond	0.4

100.2
Liabilities in excess of other assets	(0.2)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is commodity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2018 as presented in the Consolidated Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Due from/to broker—variation margin futures	$330,063	*	Due from/to broker—variation margin futures	$1,229,070	*

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	23

Consolidated Schedule of Investments (continued)

as of October 31, 2018

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$(392,404)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$(1,316,184)

For the year ended October 31, 2018, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$39,247,368	$3,027,932

(1)	Notional Amount in USD.

See Notes to Consolidated Financial Statements.

24

Consolidated Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value:
Affiliated investments (cost $72,804,402)	$72,262,038
Unaffiliated investments (cost $60,869,457)	59,811,076
Receivable for investments sold	242,612
Dividends and interest receivable	98,875
Receivable for Fund shares sold	67,642
Prepaid expenses	1,067

Total Assets	132,483,310

Liabilities
Payable for investments purchased	261,364
Payable to custodian	216,252
Due to broker—variation margin futures	128,687
Accrued expenses and other liabilities	58,589
Payable for Fund shares reacquired	36,947
Affiliated transfer agent fee payable	9,941
Management fee payable	6,654
Distribution fee payable	3,027
Dividends payable	75

Total Liabilities	721,536

Net Assets	$131,761,774

Net assets were comprised of:
Shares of beneficial interest, at par	$14,663
Paid-in capital in excess of par	147,539,929
Total distributable earnings (loss)	(15,792,818)

Net assets, October 31, 2018	$131,761,774

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	25

Consolidated Statement of Assets & Liabilities

as of October 31, 2018

Class A
Net asset value and redemption price per share,
($5,486,542 ÷ 611,297 shares of beneficial interest issued and outstanding)	$8.98
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price to public	$9.50

Class B
Net asset value, offering price and redemption price per share,
($322,009 ÷ 36,049 shares of beneficial interest issued and outstanding)	$8.93

Class C
Net asset value, offering price and redemption price per share,
($1,782,807 ÷ 199,700 shares of beneficial interest issued and outstanding)	$8.93

Class Z
Net asset value, offering price and redemption price per share,
($79,348,565 ÷ 8,825,569 shares of beneficial interest issued and outstanding)	$8.99

Class R6
Net asset value, offering price and redemption price per share,
($44,821,851 ÷ 4,990,398 shares of beneficial interest issued and outstanding)	$8.98

See Notes to Consolidated Financial Statements.

26

Consolidated Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Affiliated dividend income	$1,864,577
Interest income (net of inflationary and deflationary adjustments)	1,590,502
Unaffiliated dividend income	134,194

Total income	3,589,273

Expenses
Management fee	1,150,649
Distribution fee(a)	44,175
Custodian and accounting fees	124,193
Registration fees(a)	78,994
Transfer agent’s fees and expenses (including affiliated expense of $60,163)(a)	73,214
Audit fee	49,182
Shareholders’ reports	41,326
Legal fees and expenses	31,543
Trustees’ fees	14,919
Miscellaneous	18,070

Total expenses	1,626,265
Less: Fee waiver and/or expense reimbursement(a)	(946,151)
Distribution fee waiver(a)	(3,016)

Net expenses	677,098

Net investment income (loss)	2,912,175

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,886,101)	1,651,300
Affiliated net capital gain distributions received	768,609
Futures transactions	(392,404)

2,027,505

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(6,031,856))	(7,239,056)
Futures	(1,316,184)
Foreign currencies	(115)

(8,555,355)

Net gain (loss) on investment and foreign currency transactions	(6,527,850)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(3,615,675)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	18,096	4,301	21,778	—	—
Registration fees	23,694	14,218	14,218	14,845	12,019
Transfer agent’s fees and expenses	10,164	1,584	3,045	58,286	135
Fee waiver and/or expense reimbursement	(56,976)	(16,660)	(26,231)	(485,057)	(361,227)
Distribution fee waiver	(3,016)	—	—	—	—

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	27

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,912,175	$2,733,676
Net realized gain (loss) on investment transactions	2,027,505	(3,012,685)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,555,355)	5,334,861

Net increase (decrease) in net assets resulting from operations	(3,615,675)	5,055,852

Dividends and Distributions
Distributions from distributable earnings*
Class A	(100,796)	—
Class B	(3,537)	—
Class C	(22,168)	—
Class Z	(1,696,003)	—
Class R6	(1,241,952)	—

	(3,064,456)	—

Tax return of capital distributions
Class A	(1,379)	(29,944)
Class B	(48)	(1,317)
Class C	(303)	(6,572)
Class Z	(23,205)	(431,391)
Class R6	(16,993)	(335,410)

	(41,928)	(804,634)

Dividends from net investment income
Class A		(96,649)
Class B		(4,251)
Class C		(21,212)
Class Z		(1,392,432)
Class R6		(1,082,623)

	*	(2,597,167)

Distributions from net realized gains
Class A		(3,166)
Class B		(268)
Class C		(1,203)
Class Z		(38,369)
Class R6		(25,893)

	*	(68,899)

See Notes to Consolidated Financial Statements.

28

	Year Ended October 31,
	2018		2017
Fund share transactions (Net of share conversions)
Net proceeds from shares sold		$17,773,621	$35,014,278
Net asset value of shares issued in reinvestment of dividends and distributions		3,105,671	3,467,860
Cost of shares reacquired		(46,914,334)	(48,110,314)

Net increase (decrease) in net assets from Fund share transactions		(26,035,042)	(9,628,176)

Total increase (decrease)		(32,757,101)	(8,043,024)

Net Assets:

Beginning of year		164,518,875	172,561,899

End of year(a)		$131,761,774	$164,518,875

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$(194)

*	For the year ended October 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	29

Notes to Consolidated Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on January 28, 2000. The Trust currently consists of six funds: PGIM Global Absolute Return Bond Fund, PGIM Jennison Focused Growth Fund, PGIM QMA Large-Cap Value Fund (formerly known as Prudential QMA Strategic Value Fund) and PGIM Unconstrained Bond Fund, each of which are diversified funds and PGIM QMA Global Tactical Allocation Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act. These consolidated financial statements relate only to the PGIM Real Assets Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek long-term real return.

The Fund wholly owns and controls the PGIM Real Assets Subsidiary, Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The consolidated financial statements of the Fund include the financial results of the Subsidiary.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. These consolidated financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

30

To the extent of the Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund’s commodity and gold/defensive asset classes and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund’s disclosures and operations will be subject to compliance with applicable regulations governing commodity pools in accordance with Commodity Futures Trading Commission rule amendments.

As of October 31, 2018, the Subsidiary had net assets of $26,212,031 representing 19.9% of the Fund’s net assets.

1. Accounting Policies

The Fund and the Subsidiary (collectively hereafter, the “Fund”) follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its consolidated financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Trust, including: the Trust’s Treasurer (or the Treasurer’s direct reports); and the Trust’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur

PGIM Real Assets Fund	31

Notes to Consolidated Financial Statements (continued)

when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Consolidated Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

32

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign

PGIM Real Assets Fund	33

Notes to Consolidated Financial Statements (continued)

currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest in commodity investments without limit. The Fund invests in the Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs). The Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Inflation-Protected Securities: The Fund invests in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may

34

buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Financial/Commodity Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Consolidated Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial and/or commodity futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates and to gain exposure to commodities. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Fund invested in financial futures contracts in order to hedge or gain exposure to commodity markets. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

PGIM Real Assets Fund	35

Notes to Consolidated Financial Statements (continued)

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments manages the investment operations of the Fund, administers the Fund’s affairs and supervises the subadvisers’ performance of all investment advisory services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into subadvisory agreements with Quantitative Management Associates LLC (“QMA”) and PGIM, Inc. (on behalf of its PGIM Fixed Income unit). Effective March 30, 2018, PGIM Investments terminated its Subadviser agreement with CoreCommodity Management, LLC (“Core”). The subadvisory agreements provide that the Subadvisers furnish investment advisory services in connection with the management of the

36

Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PGIM Investments pays the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.600% of the Fund’s average daily net assets up to and including $3 billion, 0.58% on the next $2 billion of average daily net assets, 0.57% on the next $5 billion of average daily net assets and 0.560% of the average daily net assets in excess of $10 billion (including the Subsidiary). The effective consolidated management fee rate before any waivers and/or expense reimbursements was 0.730% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 28, 2019, to limit net annual operating expenses and acquired fund fees and expenses (exclusive of distribution and service (12b-1) fees, interest, dividend and interest expense on short sales (including acquired fund dividend and interest expense on short sales), brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses (including acquired fund taxes), transfer agency expenses (including sub-transfer agency and networking fees), and extraordinary expenses) of each class of shares to 0.85% of the Fund’s average daily net assets. Separately, PGIM Investments has contractually agreed, through February 28, 2019 to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 2.20% of average daily net assets for Class B shares. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective November 1, 2018 these waiver agreements were extended through February 29, 2020.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Subsidiary has entered into a separate management agreement with PGIM Investments whereby PGIM Investments provides advisory and other services to the Subsidiary substantially similar to the services provided by PGIM Investments to the Fund as discussed above. In consideration for these services, the Subsidiary pays the Manager a monthly fee at the annual rate of 0.60% of the Subsidiary’s average daily net assets up to and including $3 billion, 0.58% on the next $2 billion of average daily net assets, 0.57% on the next

PGIM Real Assets Fund	37

Notes to Consolidated Financial Statements (continued)

$5 billion of average daily net assets and 0.560% of the average daily net assets in excess of $10 billion. PGIM Investments has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Subsidiary. This waiver will remain in effect for so long as the Fund remains invested or intends to invest in the Subsidiary. PGIM Investments also has entered into two separate Subadvisory Agreements with QMA and PGIM, Inc. relating to the Subsidiary.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Through February 29, 2020, PIMS has contractually agreed to limit such fees to 0.25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received $2,200 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2018, it received $325 and $106 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PGIM, Inc., PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

38

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $65,796,321 and $83,943,166, respectively. The aggregate cost of purchases and proceeds from sale of United States government securities represent $26,260,064 and $30,289,932, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

Affiliated mutual funds	Value, Beginning of Year	Cost of Purchases	Exchange	Proceeds from Sales		Change in Unrealized Gain (Loss)
PGIM Core Ultra Short Bond Fund*	$433,105	$58,415,714	$—	$58,352,179		$—
PGIM Floating Rate Income Fund (Class R6)	1,662,647	6,105,654	—	4,279,400		(28,578)
PGIM Global Real Estate Fund (Class R6)	40,556,814	19,967,781	—	25,676,100		(1,090,163)
PGIM Jennison Global Infrastructure Fund (Class R6)*	21,986,577	9,378,072	—	16,419,500		(2,082,079)
PGIM Jennison MLP Fund (Class R6)*	—	11,617,576	8,729,292	5,938,376	**	(896,707)
PGIM Jennison MLP Fund (Class Z)*	8,624,894	1,382,627	(8,729,292)	2,095,032	**	(728,269)
PGIM Jennison Natural Resources Fund (Class R6)*	18,584,191	7,716,100	—	17,302,900		(1,170,771)
PGIM Short Duration High Yield Income Fund (Class R6)*	3,311,580	899,221	—	4,171,273		(35,289)

	$95,159,808	$115,482,745	$—	$134,234,760		$(6,031,856)

Affiliated mutual funds	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income		Capital Gain Distrib.
PGIM Core Ultra Short Bond Fund*	$—	$496,640	496,640	$86,383		$—
PGIM Floating Rate Income Fund (Class R6)	(21,451)	3,438,872	349,124	174,172		2,232
PGIM Global Real Estate Fund (Class R6)	(1,446,729)	32,311,603	1,401,197	1,417,505		766,377
PGIM Jennison Global Infrastructure Fund (Class R6)*	1,046,121	13,909,191	1,139,164	232,070		—
PGIM Jennison MLP Fund (Class R6)*	(431,654)	13,080,131	1,934,930	—		—
PGIM Jennison MLP Fund (Class Z)*	1,545,072	—	—	—		—
PGIM Jennison Natural Resources Fund (Class R6)*	1,198,981	9,025,601	256,701	—		—
PGIM Short Duration High Yield Income Fund (Class R6)*	(4,239)	—	—	61,753		—

PGIM Real Assets Fund	39

Notes to Consolidated Financial Statements (continued)

Affiliated mutual funds	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income	Capital Gain Distrib.
	$1,886,101	$72,262,038		$1,971,883	$768,609

*	The Funds did not have any capital gain distributions during the reporting period.
**	Amount includes return of capital distribution.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2018, the tax character of dividends paid by the Fund were $2,452,480 of ordinary income, $611,976 of long-term capital gains and $41,928 of tax return of capital. For the year ended October 31, 2017, the tax character of dividends paid by the Fund was $2,602,125 of ordinary income, $63,941 of long-term capital gains and $804,634 of tax return of capital.

As of October 31, 2018, the Fund had no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$146,966,850	$1,301,162	$(17,093,905)	$(15,792,743)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, the tax treatment of the investment in the Subsidiary and other cost basis differences between financial and tax reporting.

For federal income tax purposes, the Fund utilized approximately $480,000 of its capital loss carryforward to offset capital gains during the year ended October 31, 2018.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by

40

the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share, divided into five classes, designated Class A, Class B, Class C, Class Z and Class R6.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 4,033,821 Class Z shares of the Fund. At reporting period end, five

PGIM Real Assets Fund	41

Notes to Consolidated Financial Statements (continued)

shareholders of record held 78% of the Fund’s shares on behalf of multiple beneficial owners, of which 54% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	106,623	$1,009,366
Shares issued in reinvestment of dividends and distributions	10,827	102,175
Shares reacquired	(223,252)	(2,117,056)

Net increase (decrease) in shares outstanding before conversion	(105,802)	(1,005,515)
Shares issued upon conversion from other share class(es)	10,906	103,826
Shares reacquired upon conversion into other share class(es)	(4,062)	(38,361)

Net increase (decrease) in shares outstanding	(98,958)	$(940,050)

Year ended October 31, 2017:
Shares sold	187,601	$1,756,780
Shares issued in reinvestment of dividends and distributions	13,750	128,926
Shares reacquired	(349,375)	(3,265,724)

Net increase (decrease) in shares outstanding before conversion	(148,024)	(1,380,018)
Shares issued upon conversion from other share class(es)	5,299	49,834
Shares reacquired upon conversion into other share class(es)	(29,277)	(276,401)

Net increase (decrease) in shares outstanding	(172,002)	$(1,606,585)

Class B
Year ended October 31, 2018:
Shares issued in reinvestment of dividends and distributions	379	$3,585
Shares reacquired	(7,597)	(71,453)

Net increase (decrease) in shares outstanding before conversion	(7,218)	(67,868)
Shares reacquired upon conversion into other share class(es)	(9,905)	(93,876)

Net increase (decrease) in shares outstanding	(17,123)	$(161,744)

Year ended October 31, 2017:
Shares issued in reinvestment of dividends and distributions	619	$5,775
Shares reacquired	(30,050)	(280,221)

Net increase (decrease) in shares outstanding before conversion	(29,431)	(274,446)
Shares reacquired upon conversion into other share class(es)	(1,317)	(12,241)

Net increase (decrease) in shares outstanding	(30,748)	$(286,687)

42

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	2,310	$21,509
Shares issued in reinvestment of dividends and distributions	2,360	22,259
Shares reacquired	(77,306)	(730,263)

Net increase (decrease) in shares outstanding before conversion	(72,636)	(686,495)
Shares reacquired upon conversion into other share class(es)	(5,283)	(49,992)

Net increase (decrease) in shares outstanding	(77,919)	$(736,487)

Year ended October 31, 2017:
Shares sold	52,999	$494,394
Shares issued in reinvestment of dividends and distributions	3,055	28,493
Shares reacquired	(107,062)	(995,453)

Net increase (decrease) in shares outstanding before conversion	(51,008)	(472,566)
Shares reacquired upon conversion into other share class(es)	(1,045)	(9,696)

Net increase (decrease) in shares outstanding	(52,053)	$(482,262)

Class Z
Year ended October 31, 2018:
Shares sold	1,222,676	$11,643,262
Shares issued in reinvestment of dividends and distributions	182,000	1,718,707
Shares reacquired	(1,553,275)	(14,778,664)

Net increase (decrease) in shares outstanding before conversion	(148,599)	(1,416,695)
Shares issued upon conversion from other share class(es)	8,240	78,403

Net increase (decrease) in shares outstanding	(140,359)	$(1,338,292)

Year ended October 31, 2017:
Shares sold	1,727,022	$16,155,195
Shares issued in reinvestment of dividends and distributions	198,100	1,860,740
Shares reacquired	(3,074,867)	(28,935,450)

Net increase (decrease) in shares outstanding before conversion	(1,149,745)	(10,919,515)
Shares issued upon conversion from other share class(es)	29,796	281,599
Shares reacquired upon conversion into other share class(es)	(3,503)	(33,095)

Net increase (decrease) in shares outstanding	(1,123,452)	$(10,671,011)

Class R6
Year ended October 31, 2018:
Shares sold	535,934	$5,099,484
Shares issued in reinvestment of dividends and distributions	133,100	1,258,945
Shares reacquired	(3,086,317)	(29,216,898)

Net increase (decrease) in shares outstanding	(2,417,283)	$(22,858,469)

Year ended October 31, 2017:
Shares sold	1,767,848	$16,607,909
Shares issued in reinvestment of dividends and distributions	153,749	1,443,926
Shares reacquired	(1,537,934)	(14,633,466)

Net increase (decrease) in shares outstanding	383,663	$3,418,369

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee

PGIM Real Assets Fund	43

Notes to Consolidated Financial Statements (continued)

of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended October 31, 2018. The average daily balance for the 2 days that the Fund had loans outstanding during the period was $4,410,000, borrowed at a weighted average interest rate of 3.34%. The maximum loan balance outstanding during the period was $4,410,000. At October 31, 2018, the Fund did not have an outstanding loan balance.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Cayman Subsidiary Risk: By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The Cayman Subsidiary is not registered as an investment company under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. The IRS has proposed regulations that if finalized in current form would require the Cayman Subsidiary to distribute its income on an annual basis in order for such income to be considered qualifying RIC income for tax purposes. Changes in the laws of the Cayman Islands, under which the Cayman Subsidiary is incorporated, could result in the inability of the Fund to effect its desired commodity investment strategy.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected

44

ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Non-diversification Risk: The Fund is non-diversified, meaning that the Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a

PGIM Real Assets Fund	45

Notes to Consolidated Financial Statements (continued)

diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Risks of Investing in Treasury Inflation Protected Securities (TIPS): The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Fund purchases TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the security than on a conventional bond.

US Government and Agency Securities Risk: US Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of US Government securities may be affected by changes in the credit rating of the US Government.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are

46

effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM Real Assets Fund	47

Consolidated Financial Highlights

Class A Shares
	Year Ended October 31,			Eight Months Ended October 31,	Year Ended February 28,
	2018	2017	2016	2015(a)	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.44	$9.36	$9.36	$10.15	$10.64	$10.51
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.12	0.07	0.05	0.11	0.10
Net realized and unrealized gain (loss) on investment transactions	(0.44)	0.12	0.04	(0.75)	0.12	0.11
Total from investment operations	(0.30)	0.24	0.11	(0.70)	0.23	0.21
Less Dividends and Distributions
Dividends from net investment income	(0.16)	(0.12)	(0.08)	(0.06)	(0.13)	(0.08)
Tax return of capital distributions	- (c)	(0.04)	-	- (c)	-	-
Distributions from net realized gains	-	- (c)	(0.03)	(0.03)	(0.59)	-
Total dividends and distributions	(0.16)	(0.16)	(0.11)	(0.09)	(0.72)	(0.08)
Net asset value, end of period	$8.98	$9.44	$9.36	$9.36	$10.15	$10.64
Total Return(d):	(3.25)%	2.60%	1.17%	(6.89)%	2.15%	2.01%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,487	$6,702	$8,260	$9,875	$11,396	$12,094
Average net assets (000)	$6,032	$7,589	$9,456	$11,060	$12,020	$13,203
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.77%	0.66%	0.65%	0.49% (f)	0.47%	0.81%
Expenses before waivers and/or expense reimbursement	1.77% (g)	1.28%	1.29%	1.33% (f)	1.37%	1.43%
Net investment income (loss)	1.50%	1.33%	0.80%	0.82% (f)	1.00%	0.93%
Portfolio turnover rate(h)	77%	96%	99%	48%	67%	114%

(a)	For the eight month period ended October 31, 2015. The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

48

Class B Shares
	Year Ended October 31,			Eight Months Ended October 31,		Year Ended February 28,
	2018	2017	2016	2015(a)		2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.40	$9.32	$9.34	$10.14		$10.62	$10.49
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.05	- (c)	-	(c)	0.02	0.02
Net realized and unrealized gain (loss) on investment transactions	(0.44)	0.12	0.04	(0.76)		0.15	0.11
Total from investment operations	(0.39)	0.17	0.04	(0.76)		0.17	0.13
Less Dividends and Distributions
Dividends from net investment income	(0.08)	(0.07)	(0.03)	(0.01)		(0.06)	-	(c)
Tax return of capital distributions	- (c)	(0.02)	-	-	(c)	-	-
Distributions from net realized gains	-	- (c)	(0.03)	(0.03)		(0.59)	-
Total dividends and distributions	(0.08)	(0.09)	(0.06)	(0.04)		(0.65)	-	(c)
Net asset value, end of period	$8.93	$9.40	$9.32	$9.34		$10.14	$10.62
Total Return(d):	(4.22)%	1.85%	0.44%	(7.45)%		1.48%	1.25%
Ratios/Supplemental Data:
Net assets, end of period (000)	$322	$500	$783	$1,175		$1,440	$1,517
Average net assets (000)	$430	$598	$945	$1,296		$1,548	$1,421
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.70%	1.41%	1.40%	1.24%	(f)	1.22%	1.56%
Expenses before waivers and/or expense reimbursement	5.58% (g)	1.97%	1.99%	2.03%	(f)	2.07%	2.13%
Net investment income (loss)	0.56%	0.59%	0.04%	0.05%	(f)	0.23%	0.22%
Portfolio turnover rate(h)	77%	96%	99%	48%		67%	114%

(a)	For the eight month period ended October 31, 2015. The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	49

Consolidated Financial Highlights (continued)

Class C Shares
	Year Ended October 31,			Eight Months Ended October 31,		Year Ended February 28,
	2018	2017	2016	2015(a)		2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.39	$9.32	$9.34	$10.13		$10.62	$10.48
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.05	- (c)	-	(c)	0.01	0.02
Net realized and unrealized gain (loss) on investment transactions	(0.43)	0.11	0.04	(0.75)		0.15	0.12
Total from investment operations	(0.36)	0.16	0.04	(0.75)		0.16	0.14
Less Dividends and Distributions
Dividends from net investment income	(0.10)	(0.07)	(0.03)	(0.01)		(0.06)	-	(c)
Tax return of capital distributions	- (c)	(0.02)	-	-	(c)	-	-
Distributions from net realized gains	-	- (c)	(0.03)	(0.03)		(0.59)	-
Total dividends and distributions	(0.10)	(0.09)	(0.06)	(0.04)		(0.65)	-	(c)
Net asset value, end of period	$8.93	$9.39	$9.32	$9.34		$10.13	$10.62
Total Return(d):	(3.93)%	1.74%	0.44%	(7.36)%		1.38%	1.35%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,783	$2,607	$3,072	$3,817		$4,663	$3,726
Average net assets (000)	$2,178	$2,932	$3,291	$4,291		$4,320	$4,116
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.49%	1.41%	1.40%	1.24%	(f)	1.22%	1.56%
Expenses before waivers and/or expense reimbursement	2.70% (g)	1.98%	1.99%	2.03%	(f)	2.07%	2.13%
Net investment income (loss)	0.78%	0.56%	0.02%	0.07%	(f)	0.14%	0.17%
Portfolio turnover rate(h)	77%	96%	99%	48%		67%	114%

(a)	For the eight month period ended October 31, 2015. The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

50

Class Z Shares
	Year Ended October 31,			Eight Months Ended October 31,	Year Ended February 28,
	2018	2017	2016	2015(a)	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.45	$9.38	$9.37	$10.17	$10.65	$10.52
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.15	0.09	0.07	0.11	0.11
Net realized and unrealized gain (loss) on investment transactions	(0.44)	0.10	0.05	(0.76)	0.16	0.12
Total from investment operations	(0.27)	0.25	0.14	(0.69)	0.27	0.23
Less Dividends and Distributions
Dividends from net investment income	(0.19)	(0.14)	(0.10)	(0.06)	(0.16)	(0.10)
Tax return of capital distributions	- (c)	(0.04)	-	(0.02)	-	-
Distributions from net realized gains	-	- (c)	(0.03)	(0.03)	(0.59)	-
Total dividends and distributions	(0.19)	(0.18)	(0.13)	(0.11)	(0.75)	(0.10)
Net asset value, end of period	$8.99	$9.45	$9.38	$9.37	$10.17	$10.65
Total Return(d):	(2.91)%	2.74%	1.50%	(6.83)%	2.51%	2.27%
Ratios/Supplemental Data:
Net assets, end of period (000)	$79,349	$84,752	$94,614	$88,784	$99,800	$68,174
Average net assets (000)	$85,493	$94,426	$91,393	$94,841	$83,675	$60,758
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.42%	0.41%	0.40%	0.24% (f)	0.22%	0.56%
Expenses before waivers and/or expense reimbursement	0.99% (g)	0.98%	0.99%	1.03% (f)	1.07%	1.13%
Net investment income (loss)	1.83%	1.57%	0.99%	1.06% (f)	1.07%	1.08%
Portfolio turnover rate(h)	77%	96%	99%	48%	67%	114%

(a)	For the eight month period ended October 31, 2015. The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund	51

Consolidated Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,			Eight Months Ended October 31,	January 23, 2015(a) through February 28,
	2018	2017	2016	2015(b)	2015
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.44	$9.37	$9.36	$10.16	$10.15
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.15	0.10	0.08	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.44)	0.11	0.05	(0.77)	0.05
Total from investment operations	(0.26)	0.26	0.15	(0.69)	0.01
Less Dividends and Distributions
Dividends from net investment income	(0.20)	(0.15)	(0.11)	(0.07)	-
Tax return of capital distributions	- (d)	(0.04)	-	(0.01)	-
Distributions from net realized gains	-	- (d)	(0.03)	(0.03)	-
Total dividends and distributions	(0.20)	(0.19)	(0.14)	(0.11)	-
Net asset value, end of period	$8.98	$9.44	$9.37	$9.36	$10.16
Total Return(e):	(2.85)%	2.83%	1.58%	(6.78)%	0.10%
Ratios/Supplemental Data:
Net assets, end of period (000)	$44,822	$69,957	$65,833	$53,463	$10
Average net assets (000)	$64,112	$71,614	$60,978	$29,985	$10
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.36%	0.32%	0.32%	0.15% (g)	0.15%	(g)
Expenses before waivers and/or expense reimbursement	0.92% (h)	0.89%	0.91%	0.94% (g)	1.06%	(g)
Net investment income (loss)	1.93%	1.58%	1.08%	1.33% (g)	(3.50	)%(g)
Portfolio turnover rate(i)	77%	96%	99%	48%	67%

(a)	Commencement of operations.
(b)	For the eight month period ended October 31, 2015. The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.
(c)	Calculated based on average shares outstanding during the period.
(d)	Less than $0.005 per share.
(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(f)	Does not include expenses of the underlying funds in which the Fund invests.
(g)	Annualized.
(h)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Consolidated Financial Statements.

52

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of PGIM Real Assets Fund and subsidiary (formerly Prudential Real Assets Fund) (the “Fund”), a series of Prudential Investment Portfolios 3, including the consolidated schedule of investments, as of October 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the years or periods indicated therein. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 17, 2018

PGIM Real Assets Fund	53

Income Tax Information (unaudited)

For the year ended October 31, 2018, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Real Assets Fund	23.30%	9.46%

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2018.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from Interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 46.15% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

54

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Real Assets Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Real Assets Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Real Assets Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Real Assets Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Real Assets Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, QMA and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Real Assets Fund is a series of Prudential Investment Portfolios 3.

PGIM Real Assets Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA and PGIM on behalf of its PGIM Fixed Income unit, which serve as the Fund’s subadvisers pursuant to the terms of separate subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, QMA and PGIM Fixed Income. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers as well as PGIM Investments’ recommendation, based on its review of each subadviser, to renew each subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, QMA and PGIM Fixed Incomeand also considered the qualifications, backgrounds and responsibilities of the QMA and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, QMA’s, and PGIM Fixed Income’s organizational structures, senior management, investment operations, and other relevant information

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pertaining to PGIM Investments, QMA and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, QMA and PGIM Fixed Income. The Board noted that QMA and PGIM Fixed Income are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA and PGIM Fixed Income and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, QMA and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2017 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Real Assets Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, QMA and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PGIM Fixed Income included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, QMA, and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, and five-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the mutual funds included in the Peer Group, which was used to consider expenses and fees, were selected by PGIM Investments. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•

The Board noted that the Fund outperformed one of its benchmark indices (the Bloomberg Barclays US TIPS TR Index) over the one- and five-year periods, and outperformed its other benchmark index (a custom blended index) over all periods, though it underperformed the Bloomberg Barclays US TIPS TR Index over the three-year period.

•

The Board considered PGIM Investments’ assertion that consistent with its prospectus disclosure, the Fund is meeting its objective of outpacing inflation and providing long-term real return to shareholders because it outperformed relative to the Bloomberg Barclays US TIPS TR Index (a proxy for inflation)

•

The Board considered that the Fund outperformed its blended benchmark over all rolling three-year periods since inception through September 30, 2017, with above median peer results over most of those periods.

•

The Board and PGIM Investments agreed to continue the Fund’s existing expense cap, which (exclusive of certain fees and expenses) caps the annual operating expenses of each class of the Fund’s shares at 0.85% through February 28, 2019.

•

The Board and PGIM Investments also agreed to continue the Fund’s existing expense cap with respect to Class B shares, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual operating expenses to exceed 2.20% through February 29, 2020.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Real Assets Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Real Assets Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM REAL ASSETS FUND

SHARE CLASS	A	B	C	Z	R6*
NASDAQ	PUDAX	PUDBX	PUDCX	PUDZX	PUDQX
CUSIP	74440K819	74440K793	74440K785	74440K777	74440K744

*	Formerly known as Class Q shares.

MF207E

PGIM GLOBAL ABSOLUTE RETURN BOND FUND

(Formerly known as Prudential Global Absolute Return Bond Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek positive returns over the long term, regardless of market conditions

Highlights (unaudited)

•

Strong sector and issuer selection across sovereign debt in developed markets, Treasuries in developed and emerging markets, high yield corporate bonds, and high-quality structured products contributed to the Fund’s performance.

•

Yield curve and duration positioning also helped performance. In developed market rates, a yield curve flattener positioning in the euro was the largest contributor. In emerging markets, long-duration positioning in Brazilian rates was a strong contributor.

•	Positioning in emerging markets sovereign debt, and security selection in investment-grade corporates, hurt performance.

•

In developed market rates, a yield curve flattener in the US dollar and long-duration positioning in Norwegian rates limited results. In emerging markets, positioning in Mexican rates was the largest detractor.

•	The Board of Trustees has approved changing the name of the Fund to PGIM Global Dynamic Bond Fund, effective on or about February 12, 2019.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Global Absolute Return Bond Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Global Absolute Return Bond Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Global Absolute Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Absolute Return Bond Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Global Absolute Return Bond Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	–3.54	3.82 (11/3/15)
Class C	–0.69	4.59 (11/3/15)
Class Z	1.33	5.72 (11/3/15)
Class R6*	1.37	5.70 (11/3/15)
ICE BofAML USD LIBOR 3-Month CM Index
	1.85	1.15
Bloomberg Barclays Global Aggregate Bond Index
	–2.05	1.52
Lipper Alternative Credit Focus Funds Average
	–0.07	2.83

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	1.00	5.43 (11/3/15)
Class C	0.26	4.59 (11/3/15)
Class Z	1.33	5.72 (11/3/15)
Class R6*	1.37	5.70 (11/3/15)
ICE BofAML USD LIBOR 3-Month CM Index
	1.85	1.15
Bloomberg Barclays Global Aggregate Bond Index
	–2.05	1.52
Lipper Alternative Credit Focus Funds Average
	–0.07	2.83

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the ICE BofAML USD LIBOR 3-Month CM Index by portraying the initial account values at the commencement of operations for Class Z shares (November 3, 2015) and the account values at the end of the current fiscal year (October 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

PGIM Global Absolute Return Bond Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

ICE BofAML USD LIBOR 3-Month CM Index—The ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Bloomberg Barclays Global Aggregate Bond Index—The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes eurodollar and euro-yen corporate bonds, and Canadian government, agency and corporate securities.

Lipper Alternative Credit Focus Funds Average—The Lipper Alternative Credit Focus Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Alternative Credit Focus Funds universe for the periods noted. Funds in the Lipper Average are funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling, trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Distributions and Yields as of 10/31/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.64	2.61	–4.29
Class C	0.56	1.99	–13.06
Class Z	0.67	3.08	–0.31
Class R6***	0.67	3.13	0.31

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Formerly known as Class Q shares.

Credit Quality expressed as a percentage of total investments as of 10/31/18 (%)
AAA	1.1
AA	5.2
A	9.8
BBB	26.1
BB	21.7
B	11.2
CCC	2.3
Not Rated	9.1
Cash/Cash Equivalents	13.6
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

PGIM Global Absolute Return Bond Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Global Absolute Return Bond Fund’s Class Z shares returned 1.33% in the 12-month reporting period that ended October 31, 2018, underperforming the 1.85% return of the ICE BofAML USD LIBOR 3-Month Constant Maturity Index (the Index) and outperforming the –0.07% return of the Lipper Alternative Credit Focus Funds Average.

What were market conditions?

•

At the beginning of the reporting period, the newly passed US tax law package was expected to continue to pressure future budget deficits, which would heighten the need for international deficit financing via increased Treasury issuance. Some thought that this could offset the positive effects of potential regulatory reform and pause the widening in long-dated swap spreads. In Europe, market expectations of diminished asset purchases by the European Central Bank (ECB) improved access to lending channels, and slightly larger bank balance sheets were thought to contribute to higher euro rates, especially in Germany.

•

Long-term interest rates in developed markets continued their ascent in the first quarter of 2018 amid further signs of synchronized global growth and the expected effects of US fiscal stimulus. While the increase in rates was notable for its breadth, the scale of the sell-off created numerous opportunities in developed markets as the second quarter got underway. In the US, yields rose across the curve on hawkish Federal Reserve (Fed) rhetoric, anticipated fiscal stimulus from the recently passed tax law and budget deals, and increased Treasury supply, particularly at the front (short-term) end of the yield curve. In Europe, the ECB’s continued quantitative easing (QE) asset purchases meant there would be zero net issuance. That said, the ECB tapered its monthly QE purchases from $60 billion to $30 billion in the first quarter. Many expected it could have announced a conclusion to the purchases in September 2018, albeit with reinvestments likely to continue. PGIM Fixed Income believes the ECB’s first rate hike could emerge by the second quarter of 2019.

•

In the second quarter of 2018, US rates diverged from other developed-market interest rates. With inflation on target, unemployment down, and the Fed continuing its cautious rate-hiking cycle, US long-term yields finished the quarter relatively unchanged. In contrast, the ECB emphasized downside risks in the economy, primarily stemming from trade, indicating the likely need for low rates through the summer of 2019. Similarly, the Bank of Japan (BoJ) signaled easy policy for the long haul as it delayed and lowered its expected path for rising inflation. In line with the central banks’ reading, long-term rates in Japan and Europe ended the second quarter at lows for the year. In China, rates rallied substantially, with yields falling to three-year lows as its central bank eased policy in an effort to support growth.

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•

In the third quarter and October 2018, while the markets were volatile, the underlying causes were more or less constant with minor variations. After a decade of balance sheet expansion, the G3 (US, Japan, and eurozone) central banks are finally—at least in aggregate—turning off the liquidity spigot. The Fed is in the lead, hiking rates and implementing its roll-off of securities from its balance sheet at an accelerating pace. The ECB is in the final months of its asset-purchase program, which undoubtedly will be followed by rising anxiety surrounding the timing and pace of eventual rate hikes, in PGIM Fixed Income’s view. Meanwhile, the BoJ is sending mixed messages. Realizing it is taking longer than initially expected to hit its 2% inflation target, the BoJ is trying to improve its long-term policy effectiveness. It has taken steps, such as reducing its amounts of bond purchases and widening its target range for the 10-year Japanese government bond (JGB) yield, with the intent of reducing its stranglehold on the market and steepening the yield curve. These policy changes have tipped the scales, switching the G3 central bank balance sheets from aggressive growth to a path of stasis. The switch from “net buy” to “net hold” means the market’s primary source of steady capital injections over the last decade is more or less gone, leaving open markets to adjust to supply and demand on their own.

What worked?

•	During the reporting period, the Fund’s sector allocation emphasized global spread sectors rather than government bond sectors.

•

Strong sector and issuer selection across sovereign debt in developed markets, Treasuries in developed and emerging markets, high yield corporate bonds, and high-quality structured products contributed to performance.

•

Yield curve and duration positioning also helped performance. In developed market rates, a yield curve flattener positioning in the euro was the largest contributor. In emerging markets, long-duration positioning in Brazilian rates was a strong contributor.

•	Although overall currency positioning hurt performance, tactical positioning in the Turkish lira, as well as underweights in the Chilean peso and Swiss franc, helped offset some of the losses.

What didn’t work?

•	Positioning in emerging markets sovereign debt, and security selection in investment-grade corporates, hurt performance in the reporting period.

•

In developed market rates, a yield curve flattener in the US dollar and long-duration positioning in Norwegian rates limited results. In emerging markets, positioning in Mexican rates was the largest detractor.

•	Currency positioning hurt performance in the period. Overweights in the Indian rupee, Russian ruble, Indonesian rupiah, and Brazilian real were the largest detractors.

PGIM Global Absolute Return Bond Fund	13

Strategy and Performance Overview (continued)

Did the Fund hold derivatives, and how did they affect performance?

•

The Fund used interest rate futures and swaps to implement its investment strategy, as well as to help manage duration and yield curve exposure. The use of interest rate futures and swaps had a positive impact on the Fund’s performance in the reporting period.

•	To implement most currency strategies, the Fund employed foreign exchange derivatives, which negatively impacted performance.

Current outlook

•

As of the end of the period, PGIM Fixed Income maintained its positive view of fundamentals in the credit sectors of the fixed income market. The Fund held positions in spread sectors, including high yield, emerging market (EM), and structured products such as commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), non-agency mortgage-backed securities, and asset-backed securities (ABS).

•

At period-end, the Fund was overweight debt of European peripheral countries as well as a select group of emerging market issuers (mostly sovereign debt). Relative to its benchmark, the Fund held an underweight in the Swiss franc, overweight in the US dollar, and a modest underweight in the euro. The Fund maintained a select set of small underweights and overweights within emerging market and “commodity” currencies. Examples include overweights in the Peruvian nuevo sol, Thai baht, and Indian rupee, and underweights in the Chinese yuan, Hungarian forint, and South Africa rand.

•

In investment-grade corporates, PGIM Fixed Income continues to favor higher-quality financials and electric utilities over industrials subject to event risk. Within industrials, the Fund is focusing on select issuers where an “event” has passed as higher-quality corporates continue to lever up and merger-and-acquisition (M&A) activity remains a concern.

•

A combination of solid fundamentals (strong earnings and low defaults) and favorable technicals (limited net supply and persistent institutional demand from Asia) has left PGIM Fixed Income with a modestly positive view on US high yield in the near term. However, concerns over current valuations, risk appetite on recent lower-quality M&A transactions reminiscent of 2007, as well as broader concerns about trade wars and the timing of the next recession have prompted PGIM Fixed Income to take a cautious view longer term.

•

Within CMBS, PGIM Fixed Income continues to find value in high-quality securities of new-issue conduit deals. In ABS, the Fund has maintained a fundamentally driven, up-in-quality focus, favoring select securitizations from originators of unsecured consumer, subprime auto, and private refinance student loans that practice strong underwriting and display robust structural features.

•	The Fund has a very small allocation to government-related sectors such as Treasuries, as PGIM Fixed Income finds more compelling value in the aforementioned sectors.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Global Absolute Return Bond Fund	15

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Absolute Return Bond Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$984.30	1.20%	$6.00
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11
Class C	Actual	$1,000.00	$981.40	1.95%	$9.74
	Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91
Class Z	Actual	$1,000.00	$986.90	0.85%	$4.26
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
Class R6**	Actual	$1,000.00	$987.10	0.80%	$4.01
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund's fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

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Schedule of Investments

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
LONG-TERM INVESTMENTS 80.4%

ASSET-BACKED SECURITIES 6.5%

Cayman Islands 1.5%
MidOcean Credit CLO, Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650%	3.972	%(c)	02/20/31		250	$248,943
Zais CLO Ltd., Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950%	3.386	(c)	04/15/29		250	247,837

						496,780

Ireland 0.8%
Arbour CLO Ltd., Series 2018-03A, Class B1R, 144A	1.920		03/15/29	EUR	250	282,707

Spain 2.1%
TFS, Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	03/16/23	EUR	609	689,614

United States 2.1%
Credit Suisse Mortgage Trust, Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150%	5.406	(c)	12/26/46		153	155,046
Lendmark Funding Trust, Series 2017-1A, Class C, 144A	5.410		12/22/25		100	101,607
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850%	5.131	(c)	02/25/23		100	101,068
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650%	4.931	(c)	08/25/25		100	100,699
SLM Student Loan Trust, Series 2007-02, Class B, 3 Month LIBOR + 0.170%	2.660	(c)	07/25/25		200	182,998
VOLT LLC, Series 2017-NPL07, Class A1, 144A	3.250		06/25/47		60	59,709

						701,127

TOTAL ASSET-BACKED SECURITIES (cost $2,197,804)						2,170,228

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	17

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
COMMERCIAL MORTGAGE-BACKED SECURITY 0.7%

United States
DBWF Mortgage Trust (cost $226,697)	3.808	%(cc)	12/10/36		250	$222,365

CORPORATE BONDS 41.9%

Canada 2.0%
Bombardier, Inc., Sr. Unsec’d. Notes, 144A	7.500		12/01/24		180	182,925
Cenovus Energy, Inc., Sr. Unsec’d. Notes	4.250		04/15/27		200	188,543
Mattamy Group Corp., Sr. Unsec’d. Notes, 144A	6.500		10/01/25		100	94,000
MEG Energy Corp., Gtd. Notes, 144A	6.375		01/30/23		75	72,375
Nutrien Ltd., Sr. Unsec’d. Notes	3.375		03/15/25		150	140,642

						678,485

China 1.4%
CNAC HK Finbridge Co. Ltd., Gtd. Notes	1.750		06/14/22	EUR	100	112,641
Sinopec Group Overseas Development Ltd., Gtd. Notes	1.000		04/28/22	EUR	200	229,505
State Grid Europe Development PLC, Gtd. Notes, Ser. A	1.500		01/26/22	EUR	100	116,068

						458,214

France 0.7%
Altice France SA, Sr. Sec’d. Notes	5.625		05/15/24	EUR	100	116,761
Credit Agricole Assurances SA, Sub. Notes	4.250		01/29/49	EUR	100	117,123

						233,884

Germany 0.3%
Nidda BondCo GmbH, Gtd. Notes, 144A	5.000		09/30/25	EUR	100	109,265

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Hungary 0.1%
MFB Magyar Fejlesztesi Bank Zrt, Gov’t. Gtd. Notes	6.250%	10/21/20		50	$52,163

Indonesia 0.8%
Perusahaan Listrik Negara PT, Sr. Unsec’d. Notes	5.500	11/22/21		250	258,125

Italy 2.1%
Assicurazioni Generali SpA, Sub. Notes, EMTN	5.500	10/27/47	EUR	100	117,548
Intesa Sanpaolo SpA, Sr. Unsec’d. Notes, 144A	3.125	07/14/22		200	181,740
Moby SpA, Sr. Sec’d. Notes, 144A	7.750	02/15/23	EUR	100	55,788
Nexi Capital SpA, Sec’d. Notes, 144A	4.125	11/01/23	EUR	100	113,388
Rossini Sarl, Sr. Sec’d. Notes, 144A	6.750	10/30/25	EUR	100	115,246
Wind Tre SpA, Sr. Sec’d. Notes, 144A	3.125	01/20/25	EUR	120	123,685

					707,395

Kazakhstan 0.3%
Kazakhstan Temir Zholy National Co. JSC, Gtd. Notes	3.638	06/20/22	CHF	100	103,274

Mexico 1.7%
Petroleos Mexicanos,
Gtd. Notes	3.625	11/24/25	EUR	100	109,300
Gtd. Notes, EMTN	2.500	08/21/21	EUR	100	114,050
Gtd. Notes, EMTN	3.750	02/21/24	EUR	200	229,360
Gtd. Notes, EMTN	3.750	04/16/26	EUR	100	109,303

					562,013

Netherlands 1.6%
ING Bank NV, Sub. Notes, 144A	5.800	09/25/23		500	523,538

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Romania 0.7%
Globalworth Real Estate Investments Ltd., Sr. Unsec’d. Notes, EMTN	3.000%	03/29/25	EUR	200	$225,977

Russia 0.7%
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes, EMTN	2.850	10/25/19	CHF	100	101,445
Sr. Unsec’d. Notes, EMTN	5.338	09/25/20	GBP	100	133,124

					234,569

South Africa 0.9%
Eskom Holdings SOC Ltd., Gov’t. Gtd. Notes, 144A, MTN	6.350	08/10/28		200	192,710
Sappi Papier Holding GmbH, Gtd. Notes	3.375	04/01/22	EUR	100	114,947

					307,657

Spain 1.0%
Adif-Alta Velocidad, Sr. Unsec’d. Notes, EMTN	1.875	01/28/25	EUR	300	353,747

Sweden 0.3%
Perstorp Holding AB, Sr. Sec’d. Notes	7.625	06/30/21	EUR	80	94,236

Switzerland 1.8%
Cloverie PLC for Zurich Insurance Co. Ltd., Sub. Notes, EMTN	7.500	07/24/39	EUR	100	118,919
Credit Suisse Group AG, Sr. Unsec’d. Notes, 144A	4.282	01/09/28		250	239,566
UBS Group Funding Switzerland AG, Gtd. Notes, 144A	4.125	09/24/25		250	245,950

					604,435

United Kingdom 2.4%
Barclays PLC, Sr. Unsec’d. Notes	3.650	03/16/25		250	232,529
CPUK Finance Ltd., Sec’d. Notes, 144A	4.250	02/28/47	GBP	100	128,295

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United Kingdom (cont’d.)
Lloyds Banking Group PLC, Sub. Notes	4.582%	12/10/25		200	$192,887
Royal Bank of Scotland Group PLC, Sr. Unsec’d. Notes, EMTN	2.000	03/08/23	EUR	100	115,637
William Hill PLC, Gtd. Notes	4.875	09/07/23	GBP	100	131,974

					801,322

United States 23.1%
American International Group, Inc., Sr. Unsec’d. Notes	1.875	06/21/27	EUR	100	112,198
Amsted Industries, Inc., Gtd. Notes, 144A	5.000	03/15/22		175	171,719
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A	10.000	04/01/22		64	70,480
Ball Corp., Gtd. Notes	4.375	12/15/23	EUR	100	126,263
Bank of America Corp., Jr. Sub. Notes, Ser. X	6.250	09/29/49		250	257,500
Beazer Homes USA, Inc., Gtd. Notes	8.750	03/15/22		150	151,125
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A	5.250	10/15/25		75	69,797
Calpine Corp.,
Sr. Unsec’d. Notes	5.500	02/01/24		50	45,375
Sr. Unsec’d. Notes	5.750	01/15/25		175	156,371
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec’d. Notes, 144A	5.875	05/01/27		125	122,812
Celgene Corp., Sr. Unsec’d. Notes	3.450	11/15/27		150	136,686
CenturyLink, Inc., Sr. Unsec’d. Notes, Ser. S	6.450	06/15/21		50	51,125
CHS/Community Health Systems, Inc.,
Gtd. Notes(a)	6.875	02/01/22		176	88,968
Sec’d. Notes, 144A	8.125	06/30/24		18	14,220
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, Ser. A	6.500	11/15/22		50	50,188
Gtd. Notes, Ser. B	7.625	03/15/20		125	124,844
Cleveland-Cliffs, Inc., Gtd. Notes	5.750	03/01/25		175	165,375

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United States (cont’d.)
CNX Resources Corp., Gtd. Notes	5.875%	04/15/22		125	$122,735
Crown European Holdings SA, Gtd. Notes, 144A	2.875	02/01/26	EUR	125	138,395
Discovery Communications LLC,
Gtd. Notes	2.500	09/20/24	GBP	100	125,334
Gtd. Notes	4.900	03/11/26		150	151,688
DISH DBS Corp., Gtd. Notes	7.750	07/01/26		200	179,000
Everi Payments, Inc., Gtd. Notes, 144A	7.500	12/15/25		75	74,625
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	1.100	07/15/24	EUR	100	112,515
First Data Corp., Gtd. Notes, 144A	7.000	12/01/23		125	129,625
GenOn Energy, Inc., Sr. Unsec’d. Notes(a)(d)	9.875	10/15/20		225	153,562
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375	11/01/23		125	128,240
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A	6.750	10/15/24		100	99,750
Goldman Sachs Group, Inc. (The), Jr. Sub. Notes, Ser. L	5.700	12/29/49		250	250,625
Griffon Corp., Gtd. Notes	5.250	03/01/22		75	70,313
HCA, Inc., Gtd. Notes	5.875	02/15/26		200	204,500
Hexion, Inc., Sec’d. Notes, 144A	13.750	02/01/22		100	63,500
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sec’d. Notes, 144A	10.250	11/15/22		100	108,875
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. R	6.000	12/29/49		250	251,250
Kraft Heinz Foods Co., Gtd. Notes	3.000	06/01/26		150	133,867
L Brands, Inc.,
Gtd. Notes(a)	5.250	02/01/28		105	89,544
Gtd. Notes(a)	5.625	10/15/23		50	49,440
Laureate Education, Inc., Gtd. Notes, 144A	8.250	05/01/25		200	213,500
LKQ Italia Bondco SpA, Gtd. Notes, 144A	3.875	04/01/24	EUR	100	117,615

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United States (cont’d.)
Matterhorn Merger Sub LLC/Matterhorn Finance Sub, Inc., Sr. Unsec’d. Notes, 144A	8.500%	06/01/26		75	$69,000
MGM Resorts International, Gtd. Notes	6.000	03/15/23		100	101,500
Morgan Stanley, Jr. Sub. Notes, Ser. J	5.550	12/29/49		250	252,500
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	3.325	03/24/25	EUR	100	115,506
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A	8.125	07/15/23		50	50,875
Netflix, Inc., Sr. Unsec’d. Notes	3.625	05/15/27	EUR	100	112,273
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.500	06/15/25		150	139,690
PetSmart, Inc., Sr. Sec’d. Notes, 144A	5.875	06/01/25		25	19,500
PVH Corp., Sr. Unsec’d. Notes, 144A	3.625	07/15/24	EUR	100	122,716
Rite Aid Corp., Gtd. Notes, 144A	6.125	04/01/23		75	63,703
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.875	04/15/40		75	81,562
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625	12/01/25		150	139,305
Scientific Games International, Inc., Gtd. Notes	6.625	05/15/21		200	193,500
Sprint Capital Corp., Gtd. Notes	8.750	03/15/32		250	273,125
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500	01/15/28		100	98,856
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.625	03/01/24		125	121,562
Tempur Sealy International, Inc., Gtd. Notes	5.500	06/15/26		75	68,625
Tenet Healthcare Corp., Sr. Unsec’d. Notes	6.750	02/01/20		125	128,437
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	1.400	01/23/26	EUR	100	112,707

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

United States (cont’d.)
U.S. Concrete, Inc., Gtd. Notes	6.375%		06/01/24	75	$69,844
United Rentals North America, Inc.,
Gtd. Notes	4.875		01/15/28	140	126,133
Gtd. Notes	5.500		05/15/27	80	75,900
Vistra Energy Corp., Gtd. Notes	7.375		11/01/22	100	103,750
Vistra Operations Co. LLC, Gtd. Notes, 144A	5.500		09/01/26	15	14,775
WeWork Cos., Inc., Gtd. Notes, 144A	7.875		05/01/25	50	45,875
William Lyon Homes, Inc.,
Gtd. Notes	6.000		09/01/23	25	22,813
Gtd. Notes	7.000		08/15/22	125	124,844

					7,732,420

TOTAL CORPORATE BONDS (cost $14,556,799)					14,040,719

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.9%

Cayman Islands 0.2%
LSTAR Securities Investment Ltd.,
Series 2017-05, Class A, 144A, 1 Month LIBOR + 2.000%	4.256	(c)	05/01/22	32	31,707
Series 2017-08, Class A, 144A, 1 Month LIBOR + 1.650%	3.906	(c)	11/01/22	48	48,816

					80,523

United States 3.7%
CIM Trust, Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000%	4.256	(c)	01/25/57	78	79,205

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States (cont’d.)
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300%	5.581	%(c)	10/25/27		1,000	$1,118,521
LSTAR Securities Investment Trust, Series 2017-06, Class A, 144A, 1 Month LIBOR + 1.750%	4.006	(c)	09/01/22		45	45,400

						1,243,126

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,168,938)						1,323,649

SOVEREIGN BONDS 27.1%

Argentina 3.0%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	5.250		01/15/28	EUR	300	260,791
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	344	351,878
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	138	140,277
Unsec’d. Notes	5.000		01/15/27	EUR	200	174,445
Provincia de Buenos Aires, Sr. Unsec’d. Notes	5.375		01/20/23	EUR	100	92,822

						1,020,213

Brazil 1.9%
Brazilian Government International Bond, Sr. Unsec’d. Notes	2.875		04/01/21	EUR	550	644,273

Colombia 0.6%
Colombia Government International Bond, Sr. Unsec’d. Notes, EMTN	3.875		03/22/26	EUR	160	203,876

Costa Rica 0.3%
Costa Rica Government International Bond, Bonds	4.370		05/22/19		100	99,376

Croatia 1.0%
Croatia Government International Bond, Sr. Unsec’d. Notes	6.000		01/26/24		300	323,135

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Cyprus 3.1%
Cyprus Government International Bond,
Sr. Unsec’d. Notes, EMTN	3.750%		07/26/23	EUR	200	$251,124
Sr. Unsec’d. Notes, EMTN	4.250		11/04/25	EUR	600	782,758

						1,033,882

Dominican Republic 0.7%
Dominican Republic International Bond, Sr. Unsec’d. Notes	7.500		05/06/21		230	238,050

Egypt 0.6%
Egypt Government International Bond, Sr. Unsec’d. Notes, 144A	5.577		02/21/23		200	190,876

Greece 5.9%
Hellenic Republic Government Bond,
Bonds	0.000	(cc)	10/15/42	EUR	15,000	50,969
Bonds	3.000	(cc)	02/24/23	EUR	60	67,355
Bonds	3.000	(cc)	02/24/24	EUR	90	100,313
Bonds	3.000	(cc)	02/24/27	EUR	175	188,877
Bonds	3.000	(cc)	02/24/28	EUR	280	298,513
Bonds	3.000	(cc)	02/24/29	EUR	220	231,801
Bonds	3.000	(cc)	02/24/31	EUR	50	51,231
Bonds	3.000	(cc)	02/24/32	EUR	335	338,268
Sr. Unsec’d. Notes, 144A	3.375		02/15/25	EUR	370	406,179
Hellenic Republic Government International Bond,
Sr. Unsec’d. Notes	5.200		07/17/34	EUR	120	135,537
Sr. Unsec’d. Notes	6.140		04/14/28	EUR	100	124,512

						1,993,555

Indonesia 2.7%
Indonesia Government International Bond,
Sr. Unsec’d. Notes	3.375		07/30/25	EUR	100	119,924
Sr. Unsec’d. Notes, EMTN	2.875		07/08/21	EUR	450	535,786
Sr. Unsec’d. Notes, EMTN	3.750		06/14/28	EUR	200	244,150

						899,860

Iraq 0.6%
Iraq International Bond, Sr. Unsec’d. Notes	6.752		03/09/23		200	194,692

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)

Italy 0.1%
Italy Buoni Poliennali del Tesoro, Bonds, 144A	2.800%	03/01/67	EUR	50	$45,317

Malaysia 0.7%
Malaysia Government Bond,
Sr. Unsec’d. Notes, Ser. 0314	4.048	09/30/21	MYR	16	3,864
Sr. Unsec’d. Notes, Ser. 0517	3.441	02/15/21	MYR	1,000	238,199

					242,063

Portugal 3.8%
Portugal Government International Bond, Sr. Unsec’d. Notes, EMTN	5.125	10/15/24		200	207,756
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	3.875	02/15/30	EUR	645	857,234
Sr. Unsec’d. Notes, 144A	4.100	04/15/37	EUR	155	212,080

					1,277,070

Saudi Arabia 0.6%
Saudi Government International Bond, Sr. Unsec’d. Notes, 144A, MTN	2.875	03/04/23		200	190,040

Senegal 0.3%
Senegal Government International Bond, Sr. Unsec’d. Notes, 144A	4.750	03/13/28	EUR	100	105,574

Spain 1.1%
Instituto de Credito Oficial, Gov’t. Gtd. Notes, GMTN	0.963	09/22/22	SEK	1,000	109,548
Spain Government Bond, Sr. Unsec’d. Notes, 144A	1.450	10/31/27	EUR	235	266,656

					376,204

Turkey 0.1%
Turkey Government Bond, Bonds	8.000	03/12/25	TRY	230	25,923

TOTAL SOVEREIGN BONDS (cost $9,430,156)					9,103,979

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATION 0.3%
U.S. Treasury Notes(h) (cost $115,204)	1.875%	04/30/22	115	$110,876

TOTAL LONG-TERM INVESTMENTS (cost $27,695,598)				26,971,816

			Shares

SHORT-TERM INVESTMENTS 26.0%

AFFILIATED MUTUAL FUNDS 8.5%
PGIM Core Ultra Short Bond Fund(w)			2,534,517	2,534,517
PGIM Institutional Money Market Fund (cost $303,252; includes $302,665 of cash collateral for securities on loan)(b)(w)			303,228	303,228

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,837,769)				2,837,745

OPTIONS PURCHASED*~ 17.5% (cost $6,392,116)				5,876,745

TOTAL SHORT-TERM INVESTMENTS (cost $9,229,885)				8,714,490

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 106.4% (cost $36,925,483)				35,686,306

OPTIONS WRITTEN*~ (17.4)%
(premiums received $5,756,691)				(5,838,305)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 89.0% (cost $31,168,792)				29,848,001
Other assets in excess of liabilities(z) 11.0%				3,679,950

NET ASSETS 100.0%				$33,527,951

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A—Annual payment frequency for swaps

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

bps—Basis Points

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CIBOR—Copenhagen Interbank Offered Rate

CLO—Collateralized Loan Obligation

See Notes to Financial Statements.

28

CLOIS—Sinacofi Chile Interbank Rate Average

CMS—Constant Maturity Swap

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

EIBOR—Emirates Interbank Offered Rate

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

GMTN—Global Medium Term Note

HICP—Harmonised Index of Consumer Prices

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MIBOR—Mumbai Interbank Offered Rate

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

NSA—Non-Seasonally Adjusted

OTC—Over-the-counter

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

SAIBOR—Saudi Arabian Interbank Offered Rate

SIBOR—Singapore Interbank Offered Rate

STIBOR—Stockholm Interbank Offered Rate

T—Swap payment upon termination

TELBOR—Tel Aviv Interbank Offered Rate

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2018

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SAR—Saudi Arabian Riyal

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $(7,478) and (0.0)% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $277,883; cash collateral of $302,665 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2018.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—		920	$864
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—		895	841
2- Year 10 CMS Curve CAP	Call	Bank of America	08/16/21	0.15%	—		2,240	2,065
2- Year 10 CMS Curve CAP	Call	Bank of America	08/20/21	0.15%	—		4,445	12,760
2- Year 10 CMS Curve CAP	Call	Bank of America	09/13/21	0.14%	—		4,500	4,843
Currency Option AUD vs JPY	Call	Deutsche Bank AG	11/25/20	92.00	—	AUD	3,800	21,804

See Notes to Financial Statements.

30

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option AUD vs USD	Call	Morgan Stanley	08/27/19	0.78	—	AUD	3,600	$14,304
Currency Option EUR vs TRY	Call	Goldman Sachs International	11/28/18	10.00	—	EUR	1,500	32
Currency Option EUR vs TRY	Call	Citibank NA	04/26/19	6.00	—	EUR	1,500	284,737
Currency Option EUR vs TRY	Call	BNP Paribas	04/28/20	10.00	—	EUR	1,500	147,287
Currency Option EUR vs TRY	Call	Morgan Stanley	07/28/20	12.00	—	EUR	1,500	120,275
Currency Option EUR vs ZAR	Call	Morgan Stanley	01/31/19	28.00	—	EUR	1,500	194
Currency Option EUR vs ZAR	Call	Deutsche Bank AG	11/25/19	27.00	—	EUR	1,500	17,420
Currency Option EUR vs ZAR	Call	Morgan Stanley	12/24/19	24.00	—	EUR	3,000	69,975
Currency Option USD vs BRL	Call	Deutsche Bank AG	12/10/18	6.50	—		3,500	2
Currency Option USD vs BRL	Call	Deutsche Bank AG	03/14/19	8.50	—		1,800	35
Currency Option USD vs BRL	Call	JPMorgan Chase	04/26/19	5.00	—		2,000	4,429
Currency Option USD vs BRL	Call	Deutsche Bank AG	12/20/19	5.00	—		3,000	38,193
Currency Option USD vs BRL	Call	Deutsche Bank AG	03/27/20	4.65	—		2,000	51,250
Currency Option USD vs CAD	Call	Citibank NA	01/30/19	1.50	—		2,000	134
Currency Option USD vs CAD	Call	Hong Kong & Shanghai Bank	07/30/19	1.30	—		2,000	58,175
Currency Option USD vs CNH	Call	Morgan Stanley	11/28/18	7.75	—		2,000	114
Currency Option USD vs CNH	Call	JPMorgan Chase	11/28/18	8.75	—		4,000	17
Currency Option USD vs CNH	Call	Morgan Stanley	03/27/19	8.25	—		2,000	1,762
Currency Option USD vs CNH	Call	Morgan Stanley	06/26/20	7.25	—		2,000	54,620
Currency Option USD vs INR	Call	BNP Paribas	11/30/18	82.50	—		1,800	44
Currency Option USD vs JPY	Call	Citibank NA	01/27/21	110.00	—		3,000	79,570

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2018

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs KRW	Call	JPMorgan Chase	04/26/19	1,250.00	—	1,500	$7,709
Currency Option USD vs KRW	Call	Goldman Sachs International	04/26/19	1,400.00	—	3,000	3,483
Currency Option USD vs KRW	Call	Goldman Sachs International	05/29/19	1,500.00	—	1,500	1,392
Currency Option USD vs KRW	Call	Morgan Stanley	07/29/19	1,150.00	—	1,500	36,766
Currency Option USD vs KRW	Call	Goldman Sachs International	07/29/19	1,450.00	—	3,000	6,044
Currency Option USD vs KRW	Call	Goldman Sachs International	12/20/19	1,200.00	—	3,000	61,824
Currency Option USD vs KRW	Call	BNP Paribas	12/20/19	1,350.00	—	6,000	46,357
Currency Option USD vs MXN	Call	Citibank NA	11/26/18	26.00	—	3,000	75
Currency Option USD vs MXN	Call	BNP Paribas	11/26/18	25.00	—	600	37
Currency Option USD vs MXN	Call	Deutsche Bank AG	01/29/19	30.00	—	1,000	196
Currency Option USD vs MXN	Call	Morgan Stanley	03/27/19	24.00	—	4,000	28,989
Currency Option USD vs MXN	Call	Morgan Stanley	12/26/19	22.00	—	2,000	112,353
Currency Option USD vs MXN	Call	Citibank NA	12/26/19	26.00	—	4,000	80,980
Currency Option USD vs RUB	Call	Goldman Sachs International	01/11/19	95.00	—	2,000	539
Currency Option USD vs RUB	Call	Citibank NA	12/23/19	85.00	—	3,000	59,350
Currency Option USD vs TRY	Call	Credit Suisse International	11/29/18	5.00	—	1,000	122,930
Currency Option USD vs TRY	Call	BNP Paribas	11/29/18	6.00	—	1,000	8,991
Currency Option USD vs TRY	Call	Morgan Stanley	12/14/18	9.00	—	1,800	373
Currency Option USD vs TRY	Call	Citibank NA	08/28/19	5.40	—	1,500	290,814
Currency Option USD vs TRY	Call	Goldman Sachs International	12/23/19	6.00	—	3,000	522,208
Currency Option USD vs TRY	Call	Morgan Stanley	04/29/20	7.00	—	2,000	291,207

See Notes to Financial Statements.

32

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs TRY	Call	Deutsche Bank AG	06/29/20	9.00	—		1,800	$149,691
Currency Option USD vs ZAR	Call	Hong Kong & Shanghai Bank	11/28/18	24.00	—		1,500	2
Currency Option USD vs ZAR	Call	BNP Paribas	12/14/18	25.00	—		1,750	21
Currency Option USD vs ZAR	Call	Goldman Sachs International	04/26/19	25.00	—		1,700	2,029
Currency Option USD vs ZAR	Call	Morgan Stanley	06/26/19	20.00	—		1,500	14,320
Currency Option USD vs ZAR	Call	Morgan Stanley	12/24/19	14.00	—		3,000	379,762
Currency Option USD vs ZAR	Call	BNP Paribas	12/24/19	17.00	—		6,000	311,122
Currency Option USD vs ZAR	Call	Goldman Sachs International	09/28/20	17.00	—		1,700	145,609
Currency Option AUD vs JPY	Put	Deutsche Bank AG	11/27/18	60.00	—	AUD	10,000	4
Currency Option AUD vs JPY	Put	BNP Paribas	06/26/19	80.00	—	AUD	9,500	295,657
Currency Option AUD vs JPY	Put	Morgan Stanley	06/26/19	70.00	—	AUD	19,000	123,021
Currency Option AUD vs JPY	Put	Morgan Stanley	01/29/20	82.00	—	AUD	10,000	579,559
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/29/20	73.00	—	AUD	20,000	433,141
Currency Option AUD vs JPY	Put	Deutsche Bank AG	02/26/20	76.00	—	AUD	10,000	318,778
Currency Option AUD vs USD	Put	Citibank NA	01/29/20	0.69	—	AUD	4,000	84,250
Currency Option EUR vs TRY	Put	JPMorgan Chase	02/26/19	4.60	—	EUR	1,500	75
Currency Option EUR vs TRY	Put	Goldman Sachs International	04/28/20	6.00	—	EUR	1,500	9,485
Currency Option EUR vs TRY	Put	BNP Paribas	07/28/20	7.00	—	EUR	1,500	27,887
Currency Option GBP vs USD	Put	Hong Kong & Shanghai Bank	04/25/19	1.00	—	GBP	1,300	1,436
Currency Option GBP vs USD	Put	Citibank NA	11/25/19	1.30	—	GBP	1,250	64,363
Currency Option GBP vs USD	Put	Hong Kong & Shanghai Bank	11/25/19	1.15	—	GBP	1,250	18,330

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2018

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option GBP vs USD	Put	Hong Kong & Shanghai Bank	09/28/20	1.28	—	GBP	1,300	$69,692
Currency Option USD vs BRL	Put	JPMorgan Chase	03/27/20	3.10	—		2,000	9,957
Currency Option USD vs BRL	Put	Deutsche Bank AG	06/26/20	3.50	—		1,800	44,067
Currency Option USD vs BRL	Put	Deutsche Bank AG	08/27/20	3.50	—		1,800	45,504
Currency Option USD vs BRL	Put	Morgan Stanley	08/27/20	3.25	—		1,800	20,538
Currency Option USD vs CNH	Put	Morgan Stanley	06/26/19	6.00	—		2,000	355
Currency Option USD vs INR	Put	BNP Paribas	08/27/19	69.50	—		1,800	3,453
Currency Option USD vs JPY	Put	Morgan Stanley	01/07/19	91.00	—		3,000	78
Currency Option USD vs KRW	Put	Deutsche Bank AG	07/29/19	1,050.00	—		1,500	8,579
Currency Option USD vs MXN	Put	BNP Paribas	08/27/19	17.00	—		600	919
Currency Option USD vs MXN	Put	Citibank NA	04/28/20	17.00	—		3,000	10,594
Currency Option USD vs TRY	Put	Goldman Sachs International	04/29/20	4.00	—		2,000	1,775
Currency Option USD vs TRY	Put	Morgan Stanley	06/29/20	5.00	—		1,800	7,813
Currency Option USD vs ZAR	Put	BNP Paribas	07/27/20	12.00	—		1,750	13,872

Total OTC Traded (cost $6,387,128)								$5,864,101

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/2023	Call	Bank of America	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	550	$515
CDX.NA.HY.31.V1, 12/20/2023	Call	Deutsche Bank AG	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	450	421
CDX.NA.HY.31.V1, 12/20/2023	Call	Bank of America	03/20/19	$106.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	460	1,040

See Notes to Financial Statements.

34

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.XO.29.V1, 06/20/23	Call	BNP Paribas	12/19/18	275.00	5.00%(Q)	iTraxx.XO. 29.V1(Q)	EUR	900	$1,616
10- Year Interest Rate Swap, 11/19/37	Put	Morgan Stanley	11/17/27	1.25%	6 Month JPY LIBOR(S)	1.25%(S)	JPY	35,000	9,052

Total OTC Swaptions (cost $4,988)									$12,644

Total Options Purchased (cost $6,392,116)									$5,876,745

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs TRY	Call	Morgan Stanley	11/28/18	10.00	—	EUR	1,500	$(32)
Currency Option EUR vs TRY	Call	BNP Paribas	04/26/19	6.00	—	EUR	1,500	(284,737)
Currency Option EUR vs TRY	Call	Goldman Sachs International	04/28/20	10.00	—	EUR	1,500	(147,287)
Currency Option EUR vs TRY	Call	BNP Paribas	07/28/20	12.00	—	EUR	1,500	(120,275)
Currency Option EUR vs ZAR	Call	Citibank NA	11/25/19	27.00	—	EUR	1,500	(17,420)
Currency Option EUR vs ZAR	Call	Deutsche Bank AG	12/24/19	24.00	—	EUR	3,000	(69,975)
Currency Option EUR vs ZAR	Call	Morgan Stanley	08/27/20	28.00	—	EUR	1,500	(42,493)
Currency Option USD vs BRL	Call	Hong Kong & Shanghai Bank	04/26/19	5.00	—		2,000	(4,429)
Currency Option USD vs BRL	Call	JPMorgan Chase	12/20/19	5.00	—		3,000	(38,193)
Currency Option USD vs BRL	Call	JPMorgan Chase	03/27/20	4.65	—		2,000	(51,250)
Currency Option USD vs BRL	Call	Deutsche Bank AG	07/27/20	6.50	—		3,600	(29,792)
Currency Option USD vs BRL	Call	Deutsche Bank AG	08/27/20	8.50	—		1,800	(6,355)
Currency Option USD vs CAD	Call	Hong Kong & Shanghai Bank	07/30/19	1.40	—		4,000	(27,405)
Currency Option USD vs CNH	Call	Morgan Stanley	11/28/18	8.75	—		4,000	(17)

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2018

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CNH	Call	Hong Kong & Shanghai Bank	11/28/18	7.75	—	2,000	$(114)
Currency Option USD vs CNH	Call	Morgan Stanley	06/26/20	7.75	—	4,000	(56,647)
Currency Option USD vs INR	Call	BNP Paribas	08/27/19	82.50	—	1,800	(18,893)
Currency Option USD vs KRW	Call	JPMorgan Chase	04/26/19	1,400.00	—	3,000	(3,483)
Currency Option USD vs KRW	Call	Goldman Sachs International	04/26/19	1,250.00	—	1,500	(7,709)
Currency Option USD vs KRW	Call	Morgan Stanley	05/29/19	1,500.00	—	1,500	(1,392)
Currency Option USD vs KRW	Call	Morgan Stanley	07/29/19	1,450.00	—	3,000	(6,044)
Currency Option USD vs KRW	Call	Goldman Sachs International	07/29/19	1,150.00	—	1,500	(36,766)
Currency Option USD vs KRW	Call	Goldman Sachs International	12/20/19	1,350.00	—	6,000	(46,357)
Currency Option USD vs KRW	Call	BNP Paribas	12/20/19	1,200.00	—	3,000	(61,824)
Currency Option USD vs MXN	Call	Morgan Stanley	01/29/19	30.00	—	1,000	(196)
Currency Option USD vs MXN	Call	JPMorgan Chase	03/27/19	24.00	—	4,000	(28,989)
Currency Option USD vs MXN	Call	BNP Paribas	08/27/19	25.00	—	600	(9,233)
Currency Option USD vs MXN	Call	Morgan Stanley	12/26/19	26.00	—	4,000	(80,980)
Currency Option USD vs MXN	Call	Citibank NA	12/26/19	22.00	—	2,000	(112,354)
Currency Option USD vs MXN	Call	Citibank NA	04/28/20	26.00	—	3,000	(87,093)
Currency Option USD vs RUB	Call	Goldman Sachs International	12/23/19	85.00	—	3,000	(59,350)
Currency Option USD vs RUB	Call	Citibank NA	03/30/20	95.00	—	2,000	(31,869)
Currency Option USD vs TRY	Call	BNP Paribas	11/29/18	5.00	—	1,000	(122,930)
Currency Option USD vs TRY	Call	Credit Suisse International	11/29/18	6.00	—	1,000	(8,991)
Currency Option USD vs TRY	Call	Deutsche Bank AG	12/14/18	9.00	—	1,800	(373)

See Notes to Financial Statements.

36

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs TRY	Call	BNP Paribas	08/28/19	5.40	—		1,500	$(290,814)
Currency Option USD vs TRY	Call	BNP Paribas	12/23/19	6.00	—		3,000	(522,208)
Currency Option USD vs TRY	Call	Goldman Sachs International	04/29/20	7.00	—		2,000	(291,207)
Currency Option USD vs TRY	Call	Morgan Stanley	06/29/20	9.00	—		1,800	(149,691)
Currency Option USD vs ZAR	Call	Credit Suisse International	11/28/18	24.00	—		1,500	(2)
Currency Option USD vs ZAR	Call	Hong Kong & Shanghai Bank	06/26/19	20.00	—		1,500	(14,320)
Currency Option USD vs ZAR	Call	Morgan Stanley	12/24/19	17.00	—		6,000	(311,122)
Currency Option USD vs ZAR	Call	BNP Paribas	12/24/19	14.00	—		3,000	(379,762)
Currency Option USD vs ZAR	Call	BNP Paribas	07/27/20	25.00	—		1,750	(36,486)
Currency Option USD vs ZAR	Call	Goldman Sachs International	09/28/20	21.00	—		3,400	(143,306)
Currency Option AUD vs JPY	Put	BNP Paribas	06/26/19	70.00	—	AUD	19,000	(123,021)
Currency Option AUD vs JPY	Put	Morgan Stanley	06/26/19	80.00	—	AUD	9,500	(295,657)
Currency Option AUD vs JPY	Put	Morgan Stanley	01/29/20	73.00	—	AUD	20,000	(433,141)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/29/20	82.00	—	AUD	10,000	(579,559)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	02/26/20	67.00	—	AUD	20,000	(242,777)
Currency Option AUD vs USD	Put	Morgan Stanley	01/29/20	0.69	—	AUD	4,000	(84,250)
Currency Option EUR vs TRY	Put	Morgan Stanley	04/28/20	6.00	—	EUR	1,500	(9,485)
Currency Option EUR vs TRY	Put	Morgan Stanley	07/28/20	7.00	—	EUR	1,500	(27,887)
Currency Option GBP vs USD	Put	Citibank NA	11/25/19	1.15	—	GBP	1,250	(18,330)
Currency Option GBP vs USD	Put	Hong Kong & Shanghai Bank	11/25/19	1.30	—	GBP	1,250	(64,363)
Currency Option GBP vs USD	Put	Hong Kong & Shanghai Bank	09/28/20	1.16	—	GBP	2,600	(63,349)

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2018

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Put	Deutsche Bank AG	03/27/20	3.10	—	2,000	$(9,957)
Currency Option USD vs BRL	Put	Morgan Stanley	08/27/20	3.50	—	1,800	(45,505)
Currency Option USD vs JPY	Put	Morgan Stanley	01/27/21	91.00	—	3,000	(46,605)
Currency Option USD vs KRW	Put	Morgan Stanley	07/29/19	1,050.00	—	1,500	(8,579)
Currency Option USD vs TRY	Put	Deutsche Bank AG	04/29/20	4.00	—	2,000	(1,775)
Currency Option USD vs TRY	Put	Deutsche Bank AG	06/29/20	5.00	—	1,800	(7,813)
Lebanese Republic, 8.25%, 04/12/21^	Put	Deutsche Bank AG	04/08/19	$66.00	—	110	(128)

Total OTC Traded (premiums received $5,741,830)							$(5,822,346)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
10- Year Interest Rate Swap, 11/19/37	Put	Morgan Stanley	11/17/27	1.25%	1.25%(S)	6 Month JPY LIBOR(S)	JPY	35,000	$(9,052)
CDX.NA.HY.31.V1, 12/20/2023	Put	Deutsche Bank AG	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		450	(2,709)
CDX.NA.HY.31.V1, 12/20/2023	Put	Bank of America	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		550	(3,310)
iTraxx.XO.29.V1, 06/20/23	Put	BNP Paribas	12/19/18	400.00	5.00%(Q)	iTraxx.XO. 29.V1(Q)	EUR	900	(888)

Total OTC Swaptions (premiums received $14,861)									$(15,959)

Total Options Written (premiums received $5,756,691)									$(5,838,305)

Futures contracts outstanding at October 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
11	90 Day Euro Dollar	Dec. 2020	$2,661,863	$(7,062)
77	5 Year U.S. Treasury Notes	Dec. 2018	8,653,477	(36,657)
8	10 Year Euro-Bund	Dec. 2018	1,452,140	14,985

See Notes to Financial Statements.

38

Futures contracts outstanding at October 31, 2018 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
6	10 Year U.K. Gilt	Dec. 2018	$938,787	$1,534
97	10 Year U.S. Treasury Notes	Dec. 2018	11,488,437	(76,293)
18	30 Year U.S. Ultra Treasury Bonds	Dec. 2018	2,685,937	(166,290)

				(269,783)

	Short Positions:
11	90 Day Euro Dollar	Dec. 2021	2,662,825	5,400
15	2 Year U.S. Treasury Notes	Dec. 2018	3,159,844	(1,507)
63	5 Year Euro-Bobl	Dec. 2018	9,379,107	(1,303)
10	20 Year U.S. Treasury Bonds	Dec. 2018	1,381,250	64,562
1	30 Year Euro Buxl	Dec. 2018	200,365	(3,670)
37	Euro Schatz DUA Index	Dec. 2018	4,692,629	(985)

				62,497

				$(207,286)

Forward foreign currency exchange contracts outstanding at October 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Argentine Peso,
Expiring 11/30/18	BNP Paribas	ARS	869	$22,717	$23,296	$579	$—
Expiring 11/30/18	BNP Paribas	ARS	866	22,698	23,215	517	—
Australian Dollar,
Expiring 01/18/19	Morgan Stanley	AUD	148	105,000	104,602	—	(398)
Expiring 01/18/19	Toronto Dominion	AUD	274	196,000	194,569	—	(1,431)
Expiring 01/18/19	Toronto Dominion	AUD	148	106,000	105,199	—	(801)
Expiring 01/31/19	Deutsche Bank AG	AUD	61	43,000	42,966	—	(34)
Expiring 01/31/19	JPMorgan Chase	AUD	158	112,000	111,899	—	(101)
Expiring 01/31/19	UBS AG	AUD	99	70,000	70,079	79	—
Expiring 01/31/19	UBS AG	AUD	54	38,000	38,124	124	—
Expiring 06/28/19	Goldman Sachs International	AUD	425	324,856	302,306	—	(22,550)
Expiring 06/28/19	Morgan Stanley	AUD	171	132,267	121,484	—	(10,783)
Expiring 08/29/19	Morgan Stanley	AUD	678	481,228	482,602	1,374	—
Expiring 01/31/20	Citibank NA	AUD	563	451,200	402,268	—	(48,932)
Expiring 01/31/20	Citibank NA	AUD	412	306,940	294,100	—	(12,840)
Expiring 11/30/20	Morgan Stanley	AUD	290	208,553	209,065	512	—
Brazilian Real,
Expiring 12/04/18	Hong Kong & Shanghai Bank	BRL	229	58,454	61,244	2,790	—

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 12/04/18	JPMorgan Chase	BRL	387	$104,000	$103,728	$—	$(272)
Expiring 12/04/18	Morgan Stanley	BRL	237	58,390	63,498	5,108	—
Expiring 01/31/19	UBS AG	BRL	307	82,000	81,749	—	(251)
Expiring 02/25/19	Citibank NA	BRL	857	253,700	228,000	—	(25,700)
Expiring 04/30/19	JPMorgan Chase	BRL	378	111,000	99,989	—	(11,011)
Expiring 04/30/19	JPMorgan Chase	BRL	290	83,545	76,872	—	(6,673)
Expiring 04/30/19	JPMorgan Chase	BRL	178	44,568	47,181	2,613	—
Expiring 09/30/19	Barclays Bank PLC	BRL	142	41,472	36,929	—	(4,543)
Expiring 09/30/19	Barclays Bank PLC	BRL	84	24,379	21,849	—	(2,530)
Expiring 09/30/19	JPMorgan Chase	BRL	347	99,000	90,476	—	(8,524)
Expiring 12/24/19	Barclays Bank PLC	BRL	334	96,559	86,127	—	(10,432)
Expiring 12/24/19	Barclays Bank PLC	BRL	56	16,059	14,422	—	(1,637)
Expiring 12/24/19	Citibank NA	BRL	110	28,245	28,487	242	—
Expiring 12/24/19	Deutsche Bank AG	BRL	2,257	560,000	582,124	22,124	—
Expiring 03/31/20	Barclays Bank PLC	BRL	126	32,492	32,182	—	(310)
Expiring 03/31/20	Deutsche Bank AG	BRL	2,858	700,000	728,385	28,385	—
Expiring 06/30/20	Deutsche Bank AG	BRL	2,411	547,000	607,793	60,793	—
Expiring 06/30/20	Morgan Stanley	BRL	163	40,000	41,113	1,113	—
Expiring 08/31/20	Morgan Stanley	BRL	729	179,000	182,417	3,417	—
British Pound,
Expiring 01/25/19	Toronto Dominion	GBP	101	130,000	129,759	—	(241)
Expiring 11/27/19	Citibank NA	GBP	267	363,040	348,419	—	(14,621)
Canadian Dollar,
Expiring 01/18/19	Citibank NA	CAD	295	226,300	224,266	—	(2,034)
Expiring 01/18/19	Goldman Sachs International	CAD	247	188,900	188,009	—	(891)
Expiring 01/18/19	Morgan Stanley	CAD	307	236,155	233,889	—	(2,266)
Expiring 01/18/19	Toronto Dominion	CAD	224	171,000	170,206	—	(794)
Expiring 01/18/19	Toronto Dominion	CAD	126	96,000	95,631	—	(369)
Expiring 01/18/19	Toronto Dominion	CAD	114	87,000	86,501	—	(499)
Expiring 01/31/19	Citibank NA	CAD	429	333,000	326,193	—	(6,807)
Expiring 01/31/19	Toronto Dominion	CAD	88	67,230	66,938	—	(292)
Expiring 01/31/19	UBS AG	CAD	42	32,000	31,917	—	(83)
Expiring 07/31/19	JPMorgan Chase	CAD	211	161,698	160,863	—	(835)
Chilean Peso,
Expiring 12/19/18	JPMorgan Chase	CLP	56,698	84,900	81,525	—	(3,375)
Expiring 12/19/18	Morgan Stanley	CLP	87,200	125,000	125,383	383	—
Expiring 12/19/18	Morgan Stanley	CLP	29,433	44,187	42,321	—	(1,866)
Expiring 12/19/18	UBS AG	CLP	54,824	82,000	78,831	—	(3,169)
Chinese Renminbi,
Expiring 11/30/18	Citibank NA	CNH	1,806	261,156	258,528	—	(2,628)
Expiring 11/30/18	JPMorgan Chase	CNH	416	60,000	59,556	—	(444)

See Notes to Financial Statements.

40

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 11/30/18	JPMorgan Chase	CNH	104	$15,298	$14,910	$—	$(388)
Expiring 11/30/18	Morgan Stanley	CNH	112	15,000	16,045	1,045	—
Expiring 06/28/19	Citibank NA	CNH	408	58,288	58,012	—	(276)
Expiring 02/28/20	Citibank NA	CNH	671	95,342	94,884	—	(458)
Expiring 02/28/20	Morgan Stanley	CNH	3,182	490,000	449,674	—	(40,326)
Colombian Peso,
Expiring 12/14/18	Citibank NA	COP	366,760	116,100	113,698	—	(2,402)
Expiring 12/14/18	Goldman Sachs International	COP	32,799	10,643	10,168	—	(475)
Expiring 12/14/18	JPMorgan Chase	COP	366,254	114,477	113,542	—	(935)
Czech Koruna,
Expiring 01/25/19	UBS AG	CZK	2,434	109,000	107,153	—	(1,847)
Danish Krone,
Expiring 01/25/19	Toronto Dominion	DKK	51	7,900	7,784	—	(116)
Euro,
Expiring 01/25/19	Deutsche Bank AG	EUR	45	52,486	51,850	—	(636)
Expiring 01/25/19	Hong Kong & Shanghai Bank	EUR	600	689,099	685,235	—	(3,864)
Expiring 01/31/19	Deutsche Bank AG	EUR	23	26,000	26,004	4	—
Expiring 02/25/19	Citibank NA	EUR	50	59,230	57,257	—	(1,973)
Expiring 04/30/19	Morgan Stanley	EUR	71	84,126	81,757	—	(2,369)
Expiring 01/31/20	Morgan Stanley	EUR	266	322,844	314,629	—	(8,215)
Expiring 02/28/20	Bank of America	EUR	327	427,814	387,832	—	(39,982)
Expiring 02/28/20	BNP Paribas	EUR	794	898,609	941,709	43,100	—
Expiring 02/28/20	Morgan Stanley	EUR	653	756,763	774,479	17,716	—
Expiring 02/28/20	Morgan Stanley	EUR	325	395,423	385,519	—	(9,904)
Indian Rupee,
Expiring 01/11/19	Citibank NA	INR	5,982	80,000	80,203	203	—
Expiring 01/11/19	Goldman Sachs International	INR	13,278	177,256	178,014	758	—
Expiring 01/11/19	Goldman Sachs International	INR	12,694	170,400	170,181	—	(219)
Expiring 01/11/19	JPMorgan Chase	INR	49,421	663,463	662,565	—	(898)
Expiring 01/11/19	JPMorgan Chase	INR	39,835	529,541	534,042	4,501	—
Expiring 01/31/19	Hong Kong & Shanghai Bank	INR	2,226	30,000	29,778	—	(222)
Expiring 01/31/19	JPMorgan Chase	INR	1,947	26,093	26,040	—	(53)
Indonesian Rupiah,
Expiring 12/14/18	Deutsche Bank AG	IDR	1,586,780	104,911	103,759	—	(1,152)
Expiring 12/19/18	Barclays Bank PLC	IDR	8,856,847	580,956	578,713	—	(2,243)
Expiring 12/19/18	Barclays Bank PLC	IDR	6,685,565	441,700	436,840	—	(4,860)
Expiring 12/19/18	Barclays Bank PLC	IDR	2,819,248	184,000	184,212	212	—

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/19/18	Barclays Bank PLC	IDR	1,224,968	$80,000	$80,040	$40	$—
Expiring 12/19/18	JPMorgan Chase	IDR	5,153,484	339,400	336,732	—	(2,668)
Expiring 12/19/18	JPMorgan Chase	IDR	1,177,002	77,155	76,906	—	(249)
Expiring 12/19/18	Morgan Stanley	IDR	1,564,490	101,000	102,225	1,225	—
Israeli Shekel,
Expiring 01/28/19	Barclays Bank PLC	ILS	332	90,000	89,988	—	(12)
Japanese Yen,
Expiring 01/25/19	Citibank NA	JPY	13,549	121,107	121,022	—	(85)
Expiring 01/25/19	Toronto Dominion	JPY	18,869	169,000	168,550	—	(450)
Expiring 01/31/19	Morgan Stanley	JPY	6,251	56,000	55,864	—	(136)
Expiring 01/31/20	Morgan Stanley	JPY	795	7,509	7,354	—	(155)
Expiring 01/29/21	Citibank NA	JPY	74,831	746,000	716,288	—	(29,712)
Expiring 01/29/21	Morgan Stanley	JPY	64,144	624,000	613,990	—	(10,010)
Mexican Peso,
Expiring 01/29/19	UBS AG	MXN	3,103	157,000	150,470	—	(6,530)
Expiring 01/29/19	UBS AG	MXN	2,828	143,000	137,146	—	(5,854)
Expiring 01/31/19	Deutsche Bank AG	MXN	573	30,000	27,778	—	(2,222)
Expiring 01/31/19	Morgan Stanley	MXN	2,674	136,104	129,626	—	(6,478)
Expiring 03/29/19	Morgan Stanley	MXN	22,197	1,048,000	1,065,790	17,790	—
Expiring 12/30/19	Goldman Sachs International	MXN	1,589	77,731	73,076	—	(4,655)
Expiring 04/30/20	Citibank NA	MXN	1,889	91,545	85,429	—	(6,116)
Expiring 04/30/20	JPMorgan Chase	MXN	795	39,000	35,936	—	(3,064)
New Taiwanese Dollar,
Expiring 01/11/19	Citibank NA	TWD	4,392	143,000	142,787	—	(213)
Expiring 01/11/19	JPMorgan Chase	TWD	4,546	148,000	147,804	—	(196)
Expiring 01/11/19	JPMorgan Chase	TWD	4,453	144,000	144,788	788	—
Expiring 01/11/19	Morgan Stanley	TWD	5,501	178,000	178,876	876	—
New Zealand Dollar,
Expiring 01/18/19	Toronto Dominion	NZD	166	109,000	108,230	—	(770)
Expiring 01/18/19	Toronto Dominion	NZD	148	97,000	96,413	—	(587)
Expiring 01/18/19	Toronto Dominion	NZD	146	95,000	95,247	247	—
Norwegian Krone,
Expiring 01/25/19	Bank of America	NOK	2,792	339,706	332,547	—	(7,159)
Peruvian Nuevo Sol,
Expiring 12/19/18	BNP Paribas	PEN	1,983	599,557	587,038	—	(12,519)
Expiring 12/19/18	BNP Paribas	PEN	301	90,000	89,213	—	(787)
Expiring 12/19/18	BNP Paribas	PEN	165	49,300	48,746	—	(554)
Expiring 12/19/18	Citibank NA	PEN	1,137	341,597	336,689	—	(4,908)
Expiring 12/19/18	JPMorgan Chase	PEN	582	175,382	172,322	—	(3,060)
Expiring 12/19/18	JPMorgan Chase	PEN	580	174,988	171,681	—	(3,307)

See Notes to Financial Statements.

42

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	9,883	$181,000	$184,160	$3,160	$—
Expiring 12/14/18	Barclays Bank PLC	PHP	7,636	140,000	142,281	2,281	—
Expiring 12/14/18	Barclays Bank PLC	PHP	6,948	127,000	129,476	2,476	—
Expiring 12/14/18	Barclays Bank PLC	PHP	6,916	127,000	128,868	1,868	—
Expiring 12/14/18	Barclays Bank PLC	PHP	6,878	126,000	128,170	2,170	—
Expiring 12/14/18	Citibank NA	PHP	7,588	140,000	141,394	1,394	—
Expiring 12/14/18	Citibank NA	PHP	5,348	98,000	99,651	1,651	—
Expiring 12/14/18	JPMorgan Chase	PHP	8,907	164,000	165,971	1,971	—
Expiring 12/14/18	JPMorgan Chase	PHP	7,344	136,000	136,847	847	—
Expiring 12/14/18	JPMorgan Chase	PHP	5,481	100,000	102,125	2,125	—
Expiring 12/14/18	JPMorgan Chase	PHP	3,916	73,300	72,969	—	(331)
Expiring 12/14/18	Morgan Stanley	PHP	9,210	168,000	171,614	3,614	—
Expiring 12/14/18	Morgan Stanley	PHP	7,495	138,000	139,662	1,662	—
Expiring 12/14/18	Morgan Stanley	PHP	7,245	133,000	134,993	1,993	—
Polish Zloty,
Expiring 01/25/19	Toronto Dominion	PLN	321	86,000	83,783	—	(2,217)
Russian Ruble,
Expiring 12/19/18	Barclays Bank PLC	RUB	9,064	135,000	136,743	1,743	—
Expiring 12/19/18	Barclays Bank PLC	RUB	7,865	120,000	118,651	—	(1,349)
Expiring 12/19/18	Barclays Bank PLC	RUB	5,692	86,000	85,870	—	(130)
Expiring 06/28/19	Bank of America	RUB	2,579	43,457	38,039	—	(5,418)
Expiring 06/28/19	Barclays Bank PLC	RUB	6,797	114,820	100,248	—	(14,572)
Expiring 06/28/19	Barclays Bank PLC	RUB	3,187	50,835	47,006	—	(3,829)
Expiring 06/28/19	Goldman Sachs International	RUB	4,278	71,000	63,096	—	(7,904)
Expiring 12/24/19	Citibank NA	RUB	38,251	558,000	552,089	—	(5,911)
Expiring 03/31/20	Barclays Bank PLC	RUB	18,482	265,701	263,743	—	(1,958)
Saudi Arabian Riyal,
Expiring 11/12/19	Goldman Sachs International	SAR	5,715	1,519,826	1,521,861	2,035	—
Singapore Dollar,
Expiring 11/09/18	Bank of America	SGD	205	151,000	148,388	—	(2,612)
Expiring 11/09/18	Citibank NA	SGD	151	110,000	108,754	—	(1,246)
Expiring 11/09/18	Citibank NA	SGD	135	99,000	97,611	—	(1,389)
Expiring 11/09/18	Citibank NA	SGD	111	81,000	80,036	—	(964)
Expiring 11/09/18	Deutsche Bank AG	SGD	244	179,000	176,430	—	(2,570)
Expiring 11/09/18	Deutsche Bank AG	SGD	244	178,000	176,075	—	(1,925)
Expiring 11/09/18	Deutsche Bank AG	SGD	120	87,000	86,593	—	(407)
Expiring 11/09/18	JPMorgan Chase	SGD	212	156,000	153,285	—	(2,715)
Expiring 11/09/18	UBS AG	SGD	146	107,000	105,297	—	(1,703)

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand,
Expiring 11/30/18	Hong Kong & Shanghai Bank	ZAR	742	$53,000	$50,114	$—	$(2,886)
Expiring 11/30/18	JPMorgan Chase	ZAR	1,294	104,434	87,362	—	(17,072)
Expiring 12/07/18	Hong Kong & Shanghai Bank	ZAR	672	43,700	45,352	1,652	—
Expiring 12/07/18	JPMorgan Chase	ZAR	1,674	115,000	112,964	—	(2,036)
Expiring 12/07/18	JPMorgan Chase	ZAR	1,428	98,000	96,324	—	(1,676)
Expiring 12/07/18	JPMorgan Chase	ZAR	1,158	80,000	78,126	—	(1,874)
Expiring 12/07/18	JPMorgan Chase	ZAR	268	17,628	18,077	449	—
Expiring 12/07/18	UBS AG	ZAR	1,729	120,000	116,683	—	(3,317)
Expiring 01/31/19	Morgan Stanley	ZAR	1,243	85,482	83,217	—	(2,265)
Expiring 06/28/19	JPMorgan Chase	ZAR	1,991	156,575	130,911	—	(25,664)
Expiring 06/28/19	Morgan Stanley	ZAR	1,318	98,000	86,672	—	(11,328)
Expiring 11/27/19	JPMorgan Chase	ZAR	2,578	198,721	166,123	—	(32,598)
Expiring 12/30/19	Barclays Bank PLC	ZAR	4,328	336,316	277,649	—	(58,667)
Expiring 12/30/19	BNP Paribas	ZAR	6,885	435,000	441,704	6,704	—
Expiring 03/31/20	UBS AG	ZAR	2,344	164,347	148,576	—	(15,771)
Expiring 03/31/20	UBS AG	ZAR	1,373	89,000	86,991	—	(2,009)
South Korean Won,
Expiring 01/16/19	JPMorgan Chase	KRW	202,988	179,906	178,626	—	(1,280)
Expiring 04/30/19	BNP Paribas	KRW	123,748	116,308	109,425	—	(6,883)
Expiring 04/30/19	Deutsche Bank AG	KRW	13,612	12,536	12,036	—	(500)
Expiring 05/31/19	Goldman Sachs International	KRW	41,301	39,000	36,577	—	(2,423)
Expiring 05/31/19	Morgan Stanley	KRW	44,795	42,469	39,671	—	(2,798)
Expiring 07/31/19	BNP Paribas	KRW	131,292	117,256	116,628	—	(628)
Expiring 07/31/19	Morgan Stanley	KRW	741,245	661,000	658,457	—	(2,543)
Swiss Franc,
Expiring 01/25/19	Toronto Dominion	CHF	79	80,000	79,041	—	(959)
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	7,254	224,718	218,884	—	(5,834)
Expiring 11/09/18	Citibank NA	THB	5,622	174,000	169,619	—	(4,381)
Expiring 11/09/18	Citibank NA	THB	4,841	148,000	146,058	—	(1,942)
Expiring 11/09/18	Citibank NA	THB	4,686	144,000	141,385	—	(2,615)
Expiring 11/09/18	Citibank NA	THB	4,581	140,000	138,232	—	(1,768)
Expiring 11/09/18	Citibank NA	THB	4,010	123,000	121,004	—	(1,996)
Expiring 11/09/18	Citibank NA	THB	3,800	118,000	114,646	—	(3,354)
Expiring 11/09/18	Citibank NA	THB	3,589	109,000	108,275	—	(725)
Expiring 11/09/18	Citibank NA	THB	3,114	96,000	93,953	—	(2,047)
Expiring 11/09/18	Deutsche Bank AG	THB	3,800	117,000	114,642	—	(2,358)
Turkish Lira,
Expiring 11/30/18	BNP Paribas	TRY	124	32,000	21,710	—	(10,290)

See Notes to Financial Statements.

44

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 11/30/18	Citibank NA	TRY	977	$243,284	$171,425	$—	$(71,859)
Expiring 11/30/18	Credit Suisse International	TRY	537	125,000	94,293	—	(30,707)
Expiring 11/30/18	Morgan Stanley	TRY	693	154,542	121,597	—	(32,945)
Expiring 12/07/18	Barclays Bank PLC	TRY	568	89,000	99,316	10,316	—
Expiring 12/07/18	JPMorgan Chase	TRY	708	113,187	123,673	10,486	—
Expiring 12/07/18	JPMorgan Chase	TRY	569	96,000	99,484	3,484	—
Expiring 12/07/18	Morgan Stanley	TRY	552	84,000	96,409	12,409	—
Expiring 12/07/18	Toronto Dominion	TRY	605	95,000	105,678	10,678	—
Expiring 12/07/18	UBS AG	TRY	693	119,000	121,126	2,126	—
Expiring 02/28/19	Barclays Bank PLC	TRY	224	49,719	37,249	—	(12,470)
Expiring 02/28/19	JPMorgan Chase	TRY	600	118,408	99,776	—	(18,632)
Expiring 04/30/19	Morgan Stanley	TRY	93	19,726	14,882	—	(4,844)
Expiring 08/29/19	Citibank NA	TRY	1,873	385,480	281,676	—	(103,804)
Expiring 12/24/19	Goldman Sachs International	TRY	5,507	996,000	780,345	—	(215,655)
Expiring 04/30/20	Citibank NA	TRY	217	37,000	29,012	—	(7,988)
Expiring 04/30/20	Deutsche Bank AG	TRY	180	18,000	24,049	6,049	—
Expiring 04/30/20	Morgan Stanley	TRY	4,431	691,000	591,161	—	(99,839)
Expiring 06/30/20	Bank of America	TRY	333	50,001	43,233	—	(6,768)
Expiring 06/30/20	Deutsche Bank AG	TRY	7,876	761,000	1,022,197	261,197	—

				$38,245,413	$37,476,227	575,198	(1,344,384)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/19	Bank of America	AUD	160	$113,437	$113,539	$—	$(102)
Expiring 01/18/19	Deutsche Bank AG	AUD	99	70,291	70,265	26	—
Expiring 01/18/19	Toronto Dominion	AUD	327	232,832	231,901	931	—
Expiring 01/18/19	Toronto Dominion	AUD	165	117,000	117,144	—	(144)
Expiring 01/18/19	Toronto Dominion	AUD	116	82,000	82,281	—	(281)
Expiring 01/31/19	Morgan Stanley	AUD	102	72,000	72,037	—	(37)
Expiring 01/31/19	UBS AG	AUD	95	67,000	67,085	—	(85)
Expiring 01/31/19	UBS AG	AUD	81	58,000	57,764	236	—
Expiring 08/29/19	Morgan Stanley	AUD	704	507,338	501,309	6,029	—
Expiring 01/31/20	Morgan Stanley	AUD	1,388	1,002,899	991,734	11,165	—
Brazilian Real,
Expiring 12/04/18	Barclays Bank PLC	BRL	398	107,000	106,568	432	—

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 12/04/18	Barclays Bank PLC	BRL	84	$22,680	$22,428	$252	$—
Expiring 12/04/18	Goldman Sachs International	BRL	290	78,024	77,736	288	—
Expiring 12/04/18	JPMorgan Chase	BRL	364	97,300	97,529	—	(229)
Expiring 12/04/18	JPMorgan Chase	BRL	334	89,390	89,419	—	(29)
Expiring 12/04/18	JPMorgan Chase	BRL	247	65,990	66,241	—	(251)
Expiring 01/31/19	Bank of America	BRL	133	36,000	35,564	436	—
Expiring 02/25/19	Citibank NA	BRL	233	59,294	61,989	—	(2,695)
Expiring 04/30/19	Hong Kong & Shanghai Bank	BRL	846	233,000	224,042	8,958	—
Expiring 09/30/19	JPMorgan Chase	BRL	485	139,000	126,471	12,529	—
Expiring 09/30/19	JPMorgan Chase	BRL	87	21,500	22,783	—	(1,283)
Expiring 12/24/19	BNP Paribas	BRL	299	74,000	77,223	—	(3,223)
Expiring 12/24/19	Citibank NA	BRL	581	140,000	149,756	—	(9,756)
Expiring 12/24/19	JPMorgan Chase	BRL	1,182	333,000	304,926	28,074	—
Expiring 12/24/19	UBS AG	BRL	257	64,000	66,165	—	(2,165)
Expiring 03/31/20	JPMorgan Chase	BRL	2,555	714,000	651,141	62,859	—
Expiring 03/31/20	JPMorgan Chase	BRL	1,168	281,071	297,698	—	(16,627)
Expiring 06/30/20	Deutsche Bank AG	BRL	4,005	972,000	1,009,578	—	(37,578)
Expiring 07/29/20	Deutsche Bank AG	BRL	1,318	298,000	331,059	—	(33,059)
Expiring 08/31/20	Deutsche Bank AG	BRL	1,297	283,000	324,598	—	(41,598)
British Pound,
Expiring 01/25/19	Goldman Sachs International	GBP	1,048	1,361,930	1,346,348	15,582	—
Expiring 11/27/19	Hong Kong & Shanghai Bank	GBP	144	211,608	187,911	23,697	—
Expiring 11/27/19	JPMorgan Chase	GBP	92	134,567	119,984	14,583	—
Expiring 11/27/19	UBS AG	GBP	29	41,231	37,492	3,739	—
Canadian Dollar,
Expiring 01/18/19	Goldman Sachs International	CAD	293	225,888	223,104	2,784	—
Expiring 01/18/19	Toronto Dominion	CAD	141	109,000	107,634	1,366	—
Expiring 01/31/19	Morgan Stanley	CAD	261	209,783	198,659	11,124	—
Expiring 07/31/19	Hong Kong & Shanghai Bank	CAD	54	43,000	40,885	2,115	—
Chilean Peso,
Expiring 12/19/18	BNP Paribas	CLP	620,567	922,337	892,298	30,039	—
Chinese Renminbi,
Expiring 11/30/18	Hong Kong & Shanghai Bank	CNH	2,439	345,000	349,039	—	(4,039)
Expiring 01/28/19	Deutsche Bank AG	CNH	1,584	227,000	226,038	962	—
Expiring 01/28/19	Deutsche Bank AG	CNH	1,123	161,000	160,205	795	—

See Notes to Financial Statements.

46

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 01/28/19	Morgan Stanley	CNH	9,235	$1,324,121	$1,317,895	$6,226	$—
Expiring 06/28/19	Morgan Stanley	CNH	408	61,000	58,012	2,988	—
Expiring 02/28/20	Morgan Stanley	CNH	4,353	646,000	615,201	30,799	—
Colombian Peso,
Expiring 12/14/18	Barclays Bank PLC	COP	303,835	101,000	94,191	6,809	—
Expiring 12/14/18	Citibank NA	COP	1,040,412	333,332	322,536	10,796	—
Expiring 12/14/18	Morgan Stanley	COP	325,865	106,000	101,021	4,979	—
Expiring 12/14/18	Morgan Stanley	COP	244,620	81,000	75,834	5,166	—
Czech Koruna,
Expiring 01/25/19	Citibank NA	CZK	10,581	470,305	465,829	4,476	—
Expiring 01/25/19	Deutsche Bank AG	CZK	10,581	473,123	465,830	7,293	—
Euro,
Expiring 12/19/18	UBS AG	EUR	1,417	1,620,078	1,611,775	8,303	—
Expiring 01/25/19	JPMorgan Chase	EUR	60	68,818	68,524	294	—
Expiring 01/25/19	Toronto Dominion	EUR	114	130,000	130,032	—	(32)
Expiring 01/25/19	Toronto Dominion	EUR	84	97,000	95,892	1,108	—
Expiring 01/25/19	Toronto Dominion	EUR	84	97,000	96,495	505	—
Expiring 01/25/19	UBS AG	EUR	61	69,900	69,753	147	—
Expiring 01/31/19	JPMorgan Chase	EUR	18	21,000	20,738	262	—
Expiring 02/25/19	Citibank NA	EUR	200	253,730	229,029	24,701	—
Expiring 02/28/19	Deutsche Bank AG	EUR	154	193,244	176,398	16,846	—
Expiring 11/27/19	Bank of America	EUR	57	69,387	67,544	1,843	—
Expiring 11/27/19	Citibank NA	EUR	65	84,419	75,856	8,563	—
Expiring 12/30/19	Deutsche Bank AG	EUR	147	189,568	173,336	16,232	—
Expiring 02/28/20	Bank of America	EUR	690	840,696	818,362	22,334	—
Expiring 02/28/20	BNP Paribas	EUR	1,423	1,795,684	1,687,724	107,960	—
Expiring 07/29/20	UBS AG	EUR	148	179,851	177,682	2,169	—
Hungarian Forint,
Expiring 01/25/19	JPMorgan Chase	HUF	116,910	421,526	410,966	10,560	—
Expiring 01/25/19	Toronto Dominion	HUF	159,033	570,239	559,038	11,201	—
Expiring 01/25/19	Toronto Dominion	HUF	78,330	281,338	275,348	5,990	—
Indian Rupee,
Expiring 01/11/19	JPMorgan Chase	INR	10,817	146,000	145,019	981	—
Expiring 01/11/19	JPMorgan Chase	INR	10,313	139,000	138,264	736	—
Expiring 01/11/19	JPMorgan Chase	INR	8,144	109,000	109,187	—	(187)
Expiring 01/11/19	JPMorgan Chase	INR	7,401	100,000	99,215	785	—
Expiring 01/11/19	JPMorgan Chase	INR	5,477	73,300	73,426	—	(126)
Expiring 08/29/19	BNP Paribas	INR	41,913	565,000	547,334	17,666	—
Indonesian Rupiah,
Expiring 12/14/18	Hong Kong & Shanghai Bank	IDR	927,228	60,335	60,631	—	(296)
Expiring 12/14/18	JPMorgan Chase	IDR	659,552	43,187	43,128	59	—

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	47

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/19/18	Barclays Bank PLC	IDR	2,823,756	$184,000	$184,506	$—	$(506)
Expiring 12/19/18	Barclays Bank PLC	IDR	2,718,810	180,000	177,649	2,351	—
Expiring 12/19/18	Barclays Bank PLC	IDR	2,625,214	173,000	171,534	1,466	—
Expiring 12/19/18	Barclays Bank PLC	IDR	1,886,574	123,000	123,270	—	(270)
Expiring 12/19/18	Barclays Bank PLC	IDR	1,728,832	112,000	112,963	—	(963)
Expiring 12/19/18	Barclays Bank PLC	IDR	1,473,725	96,000	96,294	—	(294)
Expiring 12/19/18	JPMorgan Chase	IDR	3,301,120	218,000	215,698	2,302	—
Expiring 12/19/18	JPMorgan Chase	IDR	3,118,285	207,000	203,751	3,249	—
Expiring 12/19/18	JPMorgan Chase	IDR	2,992,233	197,000	195,515	1,485	—
Expiring 12/19/18	JPMorgan Chase	IDR	2,975,449	197,000	194,418	2,582	—
Expiring 12/19/18	JPMorgan Chase	IDR	2,105,880	140,000	137,600	2,400	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,558,466	102,903	101,831	1,072	—
Expiring 12/19/18	JPMorgan Chase	IDR	1,275,295	83,000	83,329	—	(329)
Expiring 12/19/18	JPMorgan Chase	IDR	1,214,904	79,097	79,383	—	(286)
Expiring 12/19/18	Morgan Stanley	IDR	1,706,199	112,509	111,484	1,025	—
Israeli Shekel,
Expiring 01/28/19	Citibank NA	ILS	1,698	463,655	459,889	3,766	—
Japanese Yen,
Expiring 12/19/18	Goldman Sachs International	JPY	8,326	74,267	74,114	153	—
Expiring 01/31/19	JPMorgan Chase	JPY	6,602	59,000	59,002	—	(2)
Expiring 06/28/19	Bank of America	JPY	14,435	131,688	130,682	1,006	—
Expiring 06/28/19	JPMorgan Chase	JPY	10,069	91,642	91,154	488	—
Expiring 06/28/19	Morgan Stanley	JPY	24,684	234,222	223,458	10,764	—
Expiring 11/30/20	JPMorgan Chase	JPY	33,066	316,603	314,653	1,950	—
Mexican Peso,
Expiring 12/19/18	JPMorgan Chase	MXN	1,011	52,661	49,364	3,297	—
Expiring 12/19/18	UBS AG	MXN	9,362	494,240	457,062	37,178	—
Expiring 01/29/19	UBS AG	MXN	2,798	143,000	135,680	7,320	—
Expiring 01/31/19	Deutsche Bank AG	MXN	1,212	59,000	58,757	243	—
Expiring 01/31/19	Morgan Stanley	MXN	4,241	183,000	205,574	—	(22,574)
Expiring 01/31/19	UBS AG	MXN	1,582	78,000	76,662	1,338	—
Expiring 01/31/19	UBS AG	MXN	792	40,000	38,368	1,632	—
Expiring 03/29/19	Barclays Bank PLC	MXN	732	35,240	35,163	77	—
Expiring 03/29/19	JPMorgan Chase	MXN	9,056	436,514	434,840	1,674	—
Expiring 03/29/19	JPMorgan Chase	MXN	4,432	211,000	212,822	—	(1,822)
Expiring 03/29/19	JPMorgan Chase	MXN	1,717	86,384	82,428	3,956	—
Expiring 08/29/19	BNP Paribas	MXN	2,619	132,000	122,653	9,347	—
Expiring 12/30/19	Citibank NA	MXN	1,458	71,000	67,033	3,967	—
Expiring 12/30/19	Morgan Stanley	MXN	2,967	134,000	136,437	—	(2,437)
Expiring 04/30/20	Citibank NA	MXN	17,592	844,000	795,383	48,617	—
Expiring 04/30/20	UBS AG	MXN	1,633	72,000	73,841	—	(1,841)

See Notes to Financial Statements.

48

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar,
Expiring 01/11/19	JPMorgan Chase	TWD	2,957	$96,000	$96,132	$—	$(132)
Expiring 01/11/19	Morgan Stanley	TWD	3,972	129,000	129,144	—	(144)
Expiring 01/11/19	UBS AG	TWD	8,258	271,382	268,508	2,874	—
New Zealand Dollar,
Expiring 01/18/19	JPMorgan Chase	NZD	47	30,767	30,803	—	(36)
Expiring 01/18/19	Toronto Dominion	NZD	132	86,000	86,145	—	(145)
Peruvian Nuevo Sol,
Expiring 12/19/18	JPMorgan Chase	PEN	502	151,000	148,752	2,248	—
Expiring 12/19/18	JPMorgan Chase	PEN	372	112,000	109,993	2,007	—
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	6,967	128,550	129,830	—	(1,280)
Expiring 12/14/18	Barclays Bank PLC	PHP	4,632	86,000	86,303	—	(303)
Expiring 12/14/18	Citibank NA	PHP	6,709	123,000	125,015	—	(2,015)
Expiring 12/14/18	JPMorgan Chase	PHP	7,136	132,000	132,969	—	(969)
Expiring 12/14/18	JPMorgan Chase	PHP	6,810	126,000	126,891	—	(891)
Expiring 12/14/18	JPMorgan Chase	PHP	6,619	121,000	123,339	—	(2,339)
Expiring 12/14/18	JPMorgan Chase	PHP	1,940	36,100	36,147	—	(47)
Expiring 12/14/18	Morgan Stanley	PHP	18,615	341,026	346,868	—	(5,842)
Polish Zloty,
Expiring 01/25/19	Goldman Sachs International	PLN	3,500	937,743	914,549	23,194	—
Russian Ruble,
Expiring 12/19/18	JPMorgan Chase	RUB	16,968	252,592	255,982	—	(3,390)
Expiring 12/19/18	JPMorgan Chase	RUB	6,497	96,263	98,017	—	(1,754)
Expiring 06/28/19	Morgan Stanley	RUB	16,840	250,000	248,389	1,611	—
Expiring 12/24/19	Barclays Bank PLC	RUB	13,857	212,407	200,009	12,398	—
Expiring 12/24/19	Goldman Sachs International	RUB	20,740	338,000	299,345	38,655	—
Expiring 12/24/19	JPMorgan Chase	RUB	3,654	49,060	52,736	—	(3,676)
Expiring 03/31/20	Citibank NA	RUB	18,480	269,000	263,716	5,284	—
Expiring 03/31/20	JPMorgan Chase	RUB	19,030	251,390	271,564	—	(20,174)
Saudi Arabian Riyal,
Expiring 11/12/19	Goldman Sachs International	SAR	5,715	1,500,000	1,521,861	—	(21,861)
Singapore Dollar,
Expiring 11/09/18	Citibank NA	SGD	443	323,929	319,657	4,272	—
Expiring 11/09/18	Citibank NA	SGD	198	144,716	142,614	2,102	—
Expiring 11/09/18	Deutsche Bank AG	SGD	200	144,000	144,063	—	(63)
Expiring 11/09/18	Deutsche Bank AG	SGD	163	118,000	117,378	622	—
Expiring 11/09/18	Deutsche Bank AG	SGD	161	116,000	115,983	17	—
Expiring 11/09/18	Goldman Sachs International	SGD	140	102,000	101,215	785	—

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 11/09/18	Goldman Sachs International	SGD	113	$82,000	$81,584	$416	$—
Expiring 11/09/18	JPMorgan Chase	SGD	127	93,000	92,018	982	—
Expiring 11/09/18	JPMorgan Chase	SGD	75	54,791	54,366	425	—
Expiring 11/09/18	UBS AG	SGD	221	160,000	159,693	307	—
South African Rand,
Expiring 11/09/18	Citibank NA	ZAR	2,000	139,037	135,409	3,628	—
Expiring 11/30/18	Credit Suisse International	ZAR	2,036	130,000	137,477	—	(7,477)
Expiring 12/07/18	Barclays Bank PLC	ZAR	4,563	298,363	307,837	—	(9,474)
Expiring 12/07/18	Barclays Bank PLC	ZAR	4,563	298,363	307,837	—	(9,474)
Expiring 12/07/18	Citibank NA	ZAR	1,612	112,899	108,732	4,167	—
Expiring 12/07/18	Citibank NA	ZAR	1,236	85,876	83,392	2,484	—
Expiring 12/07/18	Citibank NA	ZAR	784	53,986	52,869	1,117	—
Expiring 12/07/18	Citibank NA	ZAR	536	36,850	36,157	693	—
Expiring 12/07/18	Goldman Sachs International	ZAR	1,457	94,168	98,294	—	(4,126)
Expiring 12/07/18	JPMorgan Chase	ZAR	1,573	101,000	106,104	—	(5,104)
Expiring 12/07/18	JPMorgan Chase	ZAR	1,420	94,461	95,777	—	(1,316)
Expiring 06/28/19	Hong Kong & Shanghai Bank	ZAR	3,310	229,000	217,583	11,417	—
Expiring 12/30/19	Goldman Sachs International	ZAR	2,963	187,000	190,105	—	(3,105)
Expiring 12/30/19	JPMorgan Chase	ZAR	1,582	104,805	101,463	3,342	—
Expiring 03/31/20	Barclays Bank PLC	ZAR	2,180	145,000	138,162	6,838	—
Expiring 03/31/20	Goldman Sachs International	ZAR	2,216	140,000	140,411	—	(411)
Expiring 03/31/20	JPMorgan Chase	ZAR	4,510	295,053	285,813	9,240	—
Expiring 07/29/20	BNP Paribas	ZAR	6,365	390,000	397,057	—	(7,057)
Expiring 09/30/20	Goldman Sachs International	ZAR	1,152	72,000	71,292	708	—
South Korean Won,
Expiring 01/16/19	Barclays Bank PLC	KRW	260,015	228,884	228,808	76	—
Expiring 01/16/19	Barclays Bank PLC	KRW	127,041	113,187	111,794	1,393	—
Expiring 01/16/19	Barclays Bank PLC	KRW	106,793	94,000	93,976	24	—
Expiring 01/16/19	Goldman Sachs International	KRW	128,717	114,000	113,269	731	—
Expiring 01/16/19	JPMorgan Chase	KRW	138,757	122,000	122,103	—	(103)
Expiring 01/16/19	JPMorgan Chase	KRW	92,854	82,000	81,710	290	—
Expiring 01/16/19	JPMorgan Chase	KRW	24,141	21,280	21,243	37	—
Expiring 01/16/19	Morgan Stanley	KRW	151,996	134,000	133,754	246	—

See Notes to Financial Statements.

50

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 04/30/19	Goldman Sachs International	KRW	50,904	$48,000	$45,012	$2,988	$—
Expiring 04/30/19	JPMorgan Chase	KRW	86,456	77,000	76,449	551	—
Expiring 05/31/19	Morgan Stanley	KRW	165,750	150,000	146,791	3,209	—
Expiring 07/31/19	Deutsche Bank AG	KRW	515,823	462,000	458,211	3,789	—
Expiring 07/31/19	Goldman Sachs International	KRW	260,637	246,000	231,527	14,473	—
Expiring 12/24/19	Goldman Sachs International	KRW	12,696	12,000	11,414	586	—
Swedish Krona,
Expiring 01/25/19	Goldman Sachs International	SEK	4,032	452,221	444,446	7,775	—
Expiring 01/25/19	Toronto Dominion	SEK	1,042	115,000	114,913	87	—
Swiss Franc,
Expiring 01/25/19	BNP Paribas	CHF	902	912,866	904,206	8,660	—
Expiring 01/25/19	Toronto Dominion	CHF	902	913,743	904,205	9,538	—
Expiring 01/25/19	Toronto Dominion	CHF	100	101,000	100,394	606	—
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	4,212	127,000	127,092	—	(92)
Expiring 11/09/18	Citibank NA	THB	3,825	115,000	115,410	—	(410)
Expiring 11/09/18	UBS AG	THB	3,510	105,452	105,901	—	(449)
Turkish Lira,
Expiring 11/30/18	BNP Paribas	TRY	1,997	443,916	350,489	93,427	—
Expiring 11/30/18	BNP Paribas	TRY	334	91,000	58,536	32,464	—
Expiring 12/07/18	Citibank NA	TRY	146	21,579	25,518	—	(3,939)
Expiring 12/07/18	JPMorgan Chase	TRY	561	96,500	98,131	—	(1,631)
Expiring 12/07/18	JPMorgan Chase	TRY	139	23,860	24,276	—	(416)
Expiring 04/30/19	BNP Paribas	TRY	523	120,285	83,921	36,364	—
Expiring 04/30/19	BNP Paribas	TRY	83	19,000	13,260	5,740	—
Expiring 08/29/19	BNP Paribas	TRY	985	239,000	148,085	90,915	—
Expiring 08/29/19	Morgan Stanley	TRY	891	182,863	134,010	48,853	—
Expiring 12/24/19	BNP Paribas	TRY	2,328	500,000	329,836	170,164	—
Expiring 12/24/19	JPMorgan Chase	TRY	3,179	561,206	450,508	110,698	—
Expiring 01/31/20	JPMorgan Chase	TRY	2,373	414,585	330,176	84,409	—
Expiring 04/30/20	Citibank NA	TRY	1,818	240,300	242,558	—	(2,258)
Expiring 04/30/20	Citibank NA	TRY	815	126,202	108,768	17,434	—
Expiring 04/30/20	Citibank NA	TRY	251	35,000	33,548	1,452	—
Expiring 04/30/20	Goldman Sachs International	TRY	3,062	531,000	408,483	122,517	—
Expiring 04/30/20	JPMorgan Chase	TRY	530	82,000	70,707	11,293	—
Expiring 06/30/20	Citibank NA	TRY	1,570	163,000	203,758	—	(40,758)
Expiring 06/30/20	Citibank NA	TRY	228	23,764	29,638	—	(5,874)

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	51

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 06/30/20	JPMorgan Chase	TRY	770	$105,000	$99,954	$5,046	$—
Expiring 06/30/20	Morgan Stanley	TRY	3,630	551,000	471,102	79,898	—

				$48,676,466	$47,190,098	1,840,049	(353,681)

						$2,415,247	$(1,698,065)

Cross currency exchange contracts outstanding at October 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/25/19	Buy	CHF	143	EUR	126	$—	$(61)	Toronto Dominion
02/28/19	Buy	EUR	154	TRY	824	39,372	—	JPMorgan Chase
04/30/19	Buy	EUR	320	TRY	1,555	118,702	—	BNP Paribas
04/30/19	Buy	TRY	2,182	EUR	391	—	(99,730)	Citibank NA
06/28/19	Buy	AUD	138	JPY	11,668	—	(7,502)	BNP Paribas
06/28/19	Buy	JPY	60,856	AUD	734	29,006	—	Morgan Stanley
11/27/19	Buy	EUR	227	ZAR	4,393	—	(16,294)	Citibank NA
11/27/19	Buy	ZAR	1,815	EUR	105	—	(6,429)	Deutsche Bank AG
12/30/19	Buy	EUR	392	ZAR	6,807	25,515	—	Deutsche Bank AG
12/30/19	Buy	ZAR	4,061	EUR	245	—	(28,364)	Morgan Stanley
01/31/20	Buy	AUD	383	JPY	29,790	—	(1,784)	Deutsche Bank AG
01/31/20	Buy	TRY	3,694	EUR	508	—	(86,922)	Goldman Sachs International
01/31/20	Buy	EUR	242	TRY	1,476	80,886	—	Goldman Sachs International
03/31/20	Buy	ZAR	8,528	EUR	459	—	(5,612)	Morgan Stanley
03/31/20	Buy	EUR	443	ZAR	7,484	52,723	—	Morgan Stanley
04/30/20	Buy	TRY	5,147	EUR	559	19,580	—	BNP Paribas
04/30/20	Buy	EUR	520	TRY	3,922	97,218	—	Goldman Sachs International
07/29/20	Buy	EUR	603	TRY	5,835	—	(21,752)	BNP Paribas
07/29/20	Buy	TRY	4,271	EUR	351	124,688	—	Morgan Stanley
08/31/20	Buy	EUR	208	ZAR	4,012	1,976	—	Morgan Stanley
11/30/20	Buy	JPY	47,832	AUD	613	13,948	—	Deutsche Bank AG

						$603,614	$(274,450)

See Notes to Financial Statements.

52

Credit default swap agreements outstanding at October 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Assicurazioni Generali SpA	06/20/23	1.000%(Q)	EUR	100	$7,067	$6,597	$470	Barclays Bank PLC
Bank of China Ltd.	06/20/21	1.000%(Q)		100	(1,626)	2,249	(3,875)	Deutsche Bank AG
China Development Bank Corp.	06/20/21	1.000%(Q)		100	(1,487)	1,421	(2,908)	Deutsche Bank AG
Hellenic Republic	06/20/23	1.000%(Q)		300	27,970	27,598	372	Bank of America
Kingdom of Spain	06/20/23	1.000%(Q)		100	(2,146)	(2,474)	328	Bank of America
Republic of Argentina	03/20/19	5.000%(Q)		200	(2,852)	(1,119)	(1,733)	Hong Kong & Shanghai Bank
Republic of Italy	06/20/23	1.000%(Q)		575	12,739	8,273	4,466	Citibank NA
Republic of Italy	06/20/23	1.000%(Q)	EUR	250	14,316	3,599	10,717	Barclays Bank PLC
Republic of Italy	06/20/23	1.000%(Q)		100	2,215	1,615	600	Citibank NA
Republic of Italy	06/20/28	1.000%(Q)	EUR	125	16,183	7,765	8,418	Barclays Bank PLC
Republic of Turkey	06/20/19	1.000%(Q)		500	5,792	15,937	(10,145)	BNP Paribas
Republic of Turkey	06/20/19	1.000%(Q)		200	2,317	5,789	(3,472)	BNP Paribas
Republic of Turkey	06/20/19	1.000%(Q)		100	1,158	2,330	(1,172)	BNP Paribas

					$81,646	$79,580	$2,066

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Federal Republic of Brazil	12/20/20	1.000%(Q)	500	1.219%	$(1,676)	$(64,528)	$62,852	Deutsche Bank AG
Generalitat de Cataluna	12/20/22	1.000%(Q)	230	2.520%	(12,412)	(34,322)	21,910	Citibank NA
Hellenic Republic	06/20/23	1.000%(Q)	300	3.710%	(31,871)	(31,312)	(559)	Bank of America
Kingdom of Belgium	12/20/25	1.000%(Q)	500	0.323%	22,208	14,623	7,585	JPMorgan Chase
Kingdom of Belgium	12/20/25	1.000%(Q)	1,000	0.323%	44,417	24,532	19,885	JPMorgan Chase
Kingdom of Saudi Arabia	12/20/21	1.000%(Q)	250	0.608%	3,225	(5,095)	8,320	Barclays Bank PLC
Kingdom of Spain	12/20/20	1.000%(Q)	250	0.471%	3,040	2,159	881	JPMorgan Chase
Kingdom of Spain	06/20/22	1.000%(Q)	700	0.657%	9,030	6,571	2,459	JPMorgan Chase

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	53

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)(cont’d.):
Kingdom of Spain	06/20/23	1.000%(Q)	100	0.773%	$1,085	$1,515	$(430)	Bank of America
Kingdom of Spain	06/20/23	1.000%(Q)	1,050	0.773%	11,374	11,114	260	Bank of America
Kingdom of Spain	12/20/25	1.000%(Q)	750	0.993%	1,194	(16,633)	17,827	JPMorgan Chase
Oriental Republic of Uruguay	06/20/20	1.000%(Q)	250	1.489%	(1,654)	(1,619)	(35)	Citibank NA
People’s Republic of China	12/20/20	1.000%(Q)	750	0.280%	12,125	(403)	12,528	JPMorgan Chase
Republic of Chile	12/20/20	1.000%(Q)	500	0.225%	8,671	(2,453)	11,124	Deutsche Bank AG
Republic of Colombia	12/20/20	1.000%(Q)	500	0.635%	4,373	(22,421)	26,794	Deutsche Bank AG
Republic of Hungary	12/20/20	1.000%(Q)	750	0.293%	11,926	(21,884)	33,810	Barclays Bank PLC
Republic of Indonesia	12/20/20	1.000%(Q)	250	0.760%	1,536	(13,020)	14,556	Deutsche Bank AG
Republic of Indonesia	06/20/23	1.000%(Q)	545	1.440%	(9,426)	(3,446)	(5,980)	Citibank NA
Republic of Ireland	12/20/25	1.000%(Q)	500	0.489%	16,754	10,093	6,661	Barclays Bank PLC
Republic of Ireland	12/20/25	1.000%(Q)	500	0.489%	16,754	8,689	8,065	JPMorgan Chase
Republic of Ireland	12/20/26	1.000%(Q)	200	0.539%	6,756	(192)	6,948	JPMorgan Chase
Republic of Israel	12/20/20	1.000%(Q)	250	0.321%	3,828	3,054	774	JPMorgan Chase
Republic of Italy	12/20/20	1.000%(Q)	250	2.124%	(5,406)	93	(5,499)	JPMorgan Chase
Republic of Italy	06/20/23	1.000%(Q)	100	2.605%	(6,314)	(5,384)	(930)	Citibank NA
Republic of Italy	06/20/23	1.000%(Q)	575	2.605%	(36,305)	(30,018)	(6,287)	Citibank NA
Republic of Italy	12/20/25	1.000%(Q)	500	2.811%	(50,143)	(19,746)	(30,397)	JPMorgan Chase
Republic of Italy	12/20/25	1.000%(Q)	750	2.811%	(75,214)	(28,906)	(46,308)	JPMorgan Chase
Republic of Kazakhstan	06/20/23	1.000%(Q)	230	0.688%	3,363	—	3,363	Citibank NA
Republic of Panama	06/20/22	1.000%(Q)	100	0.443%	2,039	852	1,187	Citibank NA
Republic of Peru	12/20/20	1.000%(Q)	500	0.330%	7,561	(14,571)	22,132	Deutsche Bank AG

See Notes to Financial Statements.

54

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)(cont’d.):
Republic of Philippines	12/20/20	1.000%(Q)	750	0.411%	$10,065	$(42)	$10,107	JPMorgan Chase
Republic of Portgual	06/20/22	1.000%(Q)	1,400	0.784%	11,960	(38,556)	50,516	Citibank NA
Republic of Portugal	06/20/23	1.000%(Q)	1,290	0.927%	5,488	(4,894)	10,382	Goldman Sachs International
Republic of South Africa	12/20/20	1.000%(Q)	375	1.663%	(4,660)	(25,728)	21,068	JPMorgan Chase
Republic of Turkey	12/20/20	1.000%(Q)	625	3.406%	(29,310)	(39,564)	10,254	Deutsche Bank AG
Republic of Turkey	06/20/23	1.000%(Q)	100	3.775%	(10,778)	(13,077)	2,299	BNP Paribas
Republic of Turkey	06/20/23	1.000%(Q)	200	3.775%	(21,557)	(27,458)	5,901	BNP Paribas
Republic of Turkey	06/20/23	1.000%(Q)	500	3.775%	(53,892)	(70,394)	16,502	BNP Paribas
Russian Federation	12/20/20	1.000%(Q)	375	0.993%	494	(26,388)	26,882	JPMorgan Chase
Russian Federation	12/20/21	1.000%(Q)	475	1.114%	(1,052)	(27,386)	26,334	Barclays Bank PLC
Russian Federation	06/20/23	1.000%(Q)	50	1.380%	(743)	(996)	253	Morgan Stanley
Russian Federation	06/20/23	1.000%(Q)	350	1.380%	(5,201)	(5,826)	625	Morgan Stanley
Russian Federation	12/20/26	1.000%(Q)	350	1.857%	(19,730)	(31,899)	12,169	Citibank NA
State of Illinois	12/20/22	1.000%(Q)	210	1.562%	(4,140)	(8,549)	4,409	Citibank NA
State of Illinois	12/20/24	1.000%(Q)	200	2.095%	(10,828)	(13,998)	3,170	Goldman Sachs International
United Mexican States	06/20/22	1.000%(Q)	1,000	1.098%	(2,154)	314	(2,468)	Citibank NA
United Mexican States	12/20/23	1.000%(Q)	1,600	1.441%	(30,782)	(14,755)	(16,027)	Deutsche Bank AG

					$(205,982)	$(581,854)	$375,872

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	55

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1):
CDX.NA.IG.30.V1	06/20/28	1.000%(Q)		595	$1,801	$4,506	$2,705
CDX.NA.IG.31.V1	12/20/23	1.000%(Q)		8,190	(153,833)	(130,292)	23,541
iTraxx.EUR.28.V1	12/20/27	1.000%(Q)	EUR	529	(691)	1,486	2,177

					$(152,723)	$(124,300)	$28,423

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Sell Protection(2):
CDX.NA.HY.30.V1	06/20/23	5.000%(Q)	180	3.457%	$13,270	$11,852	$(1,418)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Sell Protection(2):
CDX.EM.27.V2	06/20/22	1.000%(Q)	485	1.611%	$(9,345)	$(20,957)	$11,612	Citibank NA

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

56

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2018:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreements:
6,238	3 Month LIBOR(Q)	EUR	5,000	3 Month EURIBOR minus 34.5bps(Q)	Citibank NA	02/20/20	$617,659	$—	$617,659
1,095	3 Month LIBOR(Q)	EUR	1,000	(0.214)%(Q)	JPMorgan Chase	11/05/20	(35,856)	—	(35,856)
698	3 Month LIBOR(Q)	EUR	650	(0.274)%(Q)	JPMorgan Chase	11/17/20	(36,463)	—	(36,463)
428	3 Month LIBOR(Q)	EUR	400	(0.279)%(Q)	JPMorgan Chase	11/18/20	(23,681)	—	(23,681)
247	3 Month LIBOR(Q)	EUR	220	(0.443)%(Q)	JPMorgan Chase	08/22/21	480	—	480
438	3 Month LIBOR(Q)	EUR	400	(0.108)%(Q)	JPMorgan Chase	11/06/21	(14,525)	—	(14,525)
537	3 Month LIBOR(Q)	EUR	500	(0.007)%(Q)	JPMorgan Chase	05/17/22	(28,295)	—	(28,295)
376	3 Month LIBOR(Q)	EUR	350	0.015%(Q)	JPMorgan Chase	11/17/22	(20,111)	—	(20,111)
1,095	3 Month LIBOR(Q)	EUR	1,000	0.339%(Q)	JPMorgan Chase	11/05/24	(44,489)	—	(44,489)
107	3 Month LIBOR(Q)	EUR	100	0.355%(Q)	JPMorgan Chase	05/17/25	(6,166)	—	(6,166)
107	3 Month LIBOR(Q)	EUR	100	0.425%(Q)	JPMorgan Chase	11/12/25	(6,966)	—	(6,966)

							$401,587	$—	$401,587

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	57

Schedule of Investments (continued)

as of October 31, 2018

Forward rate agreements outstanding at October 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Forward Rate Agreements^:
2,800	11/13/18	—(3)	—(3)	$(4,124)	$—	$(4,124)	Citigroup Global Markets
2,100	11/26/18	—(4)	—(4)	107	—	107	Citigroup Global Markets
690	07/16/19	2.180%(T)	CM MUNI 5 Year(1)(T)	9,688	—	9,688	Citibank NA
690	07/16/19	3.145%(T)	CM MUNI 30 Year(2)(T)	(13,021)	—	(13,021)	Citibank NA

				$(7,350)	$—	$(7,350)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays or receives payment based on CMM102 minus 7 Year CMT minus 1.193% upon termination.
(4)	The Fund pays or receives payment based on CMM102 minus 7 Year CMT minus 1.360% upon termination.

Inflation swap agreements outstanding at October 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR	215	08/15/22	1.240%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$—	$(3,559)	$(3,559)
EUR	90	09/15/22	1.260%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(1,422)	(1,422)
EUR	880	03/15/23	1.345%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(8,025)	(8,025)
EUR	600	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	—	(1,785)	(1,785)
EUR	600	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(505)	(505)
EUR	110	08/15/27	1.415%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	1,919	1,919
EUR	45	09/15/27	1.438%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	695	695
EUR	435	03/15/28	1.512%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	2,832	2,832
GBP	50	08/15/42	3.520%(T)	U.K. Retail Price Index(2)(T)	—	(2,650)	(2,650)
GBP	40	08/15/47	3.469%(T)	U.K. Retail Price Index(1)(T)	—	3,273	3,273
GBP	10	10/15/47	3.535%(T)	U.K. Retail Price Index(2)(T)	—	(244)	(244)

See Notes to Financial Statements.

58

Inflation swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements (cont’d):
GBP	5	10/15/57	3.418%(T)	U.K. Retail Price Index(1)(T)	$—	$332	$332
	300	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	(1,800)	(4,023)	(2,223)

					$(1,800)	$(13,162)	$(11,362)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	2,085	09/28/22	2.988%(S)	6 Month BBSW(2)(S)	$—	$13,281	$13,281
AUD	2,600	06/21/23	2.532%(S)	6 Month BBSW(1)(S)	(3,981)	(11,828)	(7,847)
AUD	650	03/14/27	3.170%(S)	6 Month BBSW(2)(S)	—	16,532	16,532
AUD	470	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	190	7,227	7,037
BRL	1,587	01/02/25	9.475%(T)	1 Day BROIS(2)(T)	—	2,192	2,192
BRL	3,103	01/02/25	9.943%(T)	1 Day BROIS(2)(T)	—	40,061	40,061
BRL	888	01/02/25	9.985%(T)	1 Day BROIS(2)(T)	—	16,132	16,132
BRL	2,425	01/02/25	10.040%(T)	1 Day BROIS(2)(T)	—	47,251	47,251
BRL	244	01/02/25	12.090%(T)	1 Day BROIS(2)(T)	—	10,727	10,727
BRL	430	01/04/27	12.040%(T)	1 Day BROIS(2)(T)	—	21,697	21,697
CAD	190	05/30/37	2.240%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	—	(16,796)	(16,796)
CAD	170	01/09/38	2.720%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(4)	(5,800)	(5,796)
CAD	140	05/30/47	2.240%(S)	3 Month Canadian Bankers Acceptance(1)(S)	—	12,377	12,377
CAD	136	01/09/48	2.640%(S)	3 Month Canadian Banker’s Acceptance(1)(S)	3	7,225	7,222
CHF	380	10/05/37	—(3)	—(3)	—	718	718
COP	1,364,000	07/27/28	6.200%(Q)	1 Day COOIS(2)(Q)	804	(9,649)	(10,453)
CZK	14,000	04/27/22	0.925%(A)	6 Month PRIBOR(2)(S)	—	(29,619)	(29,619)

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	59

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CZK	13,010	06/29/22	0.895%(A)	6 Month PRIBOR(2)(S)	$—	$(32,544)	$(32,544)
CZK	15,000	11/17/22	1.505%(A)	6 Month PRIBOR(2)(S)	(40)	(19,235)	(19,195)
CZK	7,145	04/27/27	1.300%(A)	6 Month PRIBOR(1)(S)	—	28,154	28,154
CZK	6,640	06/29/27	1.175%(A)	6 Month PRIBOR(1)(S)	—	31,174	31,174
DKK	2,300	03/15/27	1.123%(A)	6 Month CIBOR(2)(S)	—	8,511	8,511
EUR	1,000	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	4,643	(2,201)	(6,844)
EUR	400	06/29/22	0.219%(A)	6 Month EURIBOR(1)(S)	—	(1,596)	(1,596)
EUR	1,500	09/08/22	0.140%(A)	6 Month EURIBOR(1)(S)	—	1,923	1,923
EUR	2,380	05/11/23	0.390%(A)	6 Month EURIBOR(1)(S)	(7,091)	(18,605)	(11,514)
EUR	1,510	05/11/23	0.650%(A)	6 Month EURIBOR(1)(S)	(31,460)	(34,157)	(2,697)
EUR	1,040	05/15/23	0.221%(A)	6 Month EURIBOR(2)(S)	—	(2,838)	(2,838)
EUR	1,258	05/15/23	0.224%(A)	1 Day EONIA(2)(A)	—	7,187	7,187
EUR	1,300	05/15/23	0.266%(A)	6 Month EURIBOR(2)(S)	—	(442)	(442)
EUR	1,140	08/15/23	0.390%(A)	6 Month EURIBOR(2)(S)	(1,343)	3,441	4,784
EUR	275	05/11/24	0.396%(A)	6 Month EURIBOR(2)(S)	(5,045)	80	5,125
EUR	2,135	08/15/25	0.395%(A)	6 Month EURIBOR(1)(S)	—	30,765	30,765
EUR	90	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	442	(842)	(1,284)
EUR	220	05/11/27	0.736%(A)	6 Month EURIBOR(1)(S)	913	510	(403)
EUR	280	06/29/27	0.835%(A)	6 Month EURIBOR(2)(S)	—	1,393	1,393
EUR	270	05/11/28	0.750%(A)	6 Month EURIBOR(1)(S)	8,558	3,401	(5,157)
EUR	120	03/02/31	0.825%(A)	6 Month EURIBOR(2)(S)	(4,617)	(4,382)	235
EUR	290	03/31/31	0.874%(A)	6 Month EURIBOR(2)(S)	(1,791)	(8,327)	(6,536)

See Notes to Financial Statements.

60

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	235	02/23/32	1.180%(A)	6 Month EURIBOR(2)(S)	$1,950	$1,260	$(690)
EUR	100	05/11/32	1.100%(A)	6 Month EURIBOR(2)(S)	(3,146)	(1,170)	1,976
EUR	1,000	06/28/32	0.785%(A)	6 Month EURIBOR(2)(S)	—	(62,249)	(62,249)
EUR	380	10/04/32	2.000%(A)	1 Day EONIA(2)(A)	—	2,218	2,218
EUR	380	10/04/32	2.080%(A)	3 Month EURIBOR(1)(Q)	—	(2,430)	(2,430)
EUR	200	10/30/32	1.302%(A)	6 Month EURIBOR(2)(S)	—	1,625	1,625
EUR	575	05/11/33	1.000%(A)	6 Month EURIBOR(1)(S)	34,122	21,524	(12,598)
EUR	1,190	08/24/37	1.960%(A)	1 Day EONIA(2)(A)	—	5,826	5,826
EUR	1,190	08/24/37	2.033%(A)	3 Month EURIBOR(1)(Q)	(287)	(7,306)	(7,019)
EUR	345	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	2,767	2,767
EUR	345	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	(2,488)	(2,488)
EUR	95	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	5,066	2,442	(2,624)
EUR	195	07/04/42	1.001%(A)	6 Month EURIBOR(1)(S)	13,017	21,605	8,588
EUR	135	12/05/47	1.442%(A)	6 Month EURIBOR(1)(S)	—	220	220
EUR	450	01/26/48	1.853%(A)	3 Month EURIBOR(2)(Q)	—	3,810	3,810
EUR	450	01/26/48	1.863%(A)	6 Month EURIBOR(1)(S)	—	(3,318)	(3,318)
EUR	100	03/19/48	1.650%(A)	3 Month EURIBOR(2)(Q)	—	(26)	(26)
EUR	100	03/19/48	1.658%(A)	6 Month EURIBOR(1)(S)	—	78	78
GBP	690	10/24/23	1.365%(S)	6 Month GBP LIBOR(1)(S)	297	481	184
GBP	95	05/08/24	0.940%(S)	6 Month GBP LIBOR(1)(S)	(527)	2,953	3,480
GBP	695	05/15/24	0.963%(S)	6 Month GBP LIBOR(1)(S)	—	20,507	20,507
GBP	390	05/08/28	1.100%(S)	6 Month GBP LIBOR(1)(S)	18,281	20,416	2,135

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	61

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	1,830	06/23/31	1.618%(S)	6 Month GBP LIBOR(2)(S)	$70,332	$(3,061)	$(73,393)
GBP	385	02/27/32	1.374%(S)	6 Month GBP LIBOR(2)(S)	(2,723)	(17,301)	(14,578)
GBP	215	05/08/32	1.323%(S)	6 Month GBP LIBOR(2)(S)	(9,536)	(11,153)	(1,617)
GBP	360	05/15/32	1.398%(S)	6 Month GBP LIBOR(2)(S)	—	(14,281)	(14,281)
GBP	1,010	10/30/32	1.633%(S)	6 Month GBP LIBOR(2)(S)	25,665	(7,386)	(33,051)
GBP	85	05/08/38	1.300%(S)	6 Month GBP LIBOR(2)(S)	(3,532)	(7,536)	(4,004)
GBP	450	06/23/46	1.626%(S)	6 Month GBP LIBOR(1)(S)	30	9,218	9,188
GBP	730	12/13/46	1.615%(S)	6 Month GBP LIBOR(1)(S)	(18,684)	17,058	35,742
GBP	120	05/08/47	1.400%(S)	6 Month GBP LIBOR(1)(S)	9,175	10,611	1,436
GBP	540	10/30/47	1.680%(S)	6 Month GBP LIBOR(1)(S)	(28,329)	4,185	32,514
HUF	202,800	07/02/20	1.065%(A)	6 Month BUBOR(2)(S)	(349)	2,477	2,826
HUF	213,820	05/04/22	1.360%(A)	6 Month BUBOR(2)(S)	—	(8,986)	(8,986)
HUF	100,000	03/18/26	2.140%(A)	6 Month BUBOR(2)(S)	(19,200)	(11,821)	7,379
HUF	257,045	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)	—	(15,350)	(15,350)
INR	19,000	12/05/22	6.550%(S)	1 Day MIBOR(2)(S)	(4)	(5,500)	(5,496)
INR	27,000	05/09/23	6.820%(S)	1 Day MIBOR(2)(S)	(9)	(3,870)	(3,861)
INR	14,000	05/16/23	7.020%(S)	1 Day MIBOR(2)(S)	—	(1,026)	(1,026)
JPY	207,000	05/11/23	0.130%(S)	6 Month JPY LIBOR(1)(S)	(330)	(2,166)	(1,836)
JPY	90,000	04/06/32	0.484%(S)	6 Month JPY LIBOR(2)(S)	—	(1,739)	(1,739)
JPY	14,600	09/21/32	0.463%(S)	6 Month JPY LIBOR(2)(S)	—	(1,029)	(1,029)
JPY	26,000	02/28/37	0.681%(S)	6 Month JPY LIBOR(2)(S)	—	(874)	(874)
JPY	55,000	11/24/37	0.686%(S)	6 Month JPY LIBOR(2)(S)	—	(2,950)	(2,950)
JPY	13,000	01/04/38	0.757%(S)	6 Month JPY LIBOR(2)(S)	—	657	657

See Notes to Financial Statements.

62

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
MXN	9,860	06/30/28	8.065%(M)	28 Day Mexican Interbank Rate(2)(M)	$3	$(32,761)	$(32,764)
NOK	31,800	05/23/23	1.895%(A)	6 Month NIBOR(2)(S)	308	8,216	7,908
NOK	3,400	03/15/27	2.103%(A)	6 Month NIBOR(2)(S)	—	1,625	1,625
NZD	250	05/01/20	3.628%(S)	3 Month BBR(2)(Q)	7,044	6,229	(815)
NZD	100	10/03/22	2.740%(S)	3 Month BBR(2)(Q)	—	1,351	1,351
NZD	2,830	07/18/23	2.513%(S)	3 Month BBR(1)(Q)	(14,031)	(29,776)	(15,745)
NZD	1,260	03/15/24	3.355%(S)	3 Month BBR(2)(Q)	—	42,027	42,027
NZD	100	01/10/27	3.420%(S)	3 Month BBR(2)(Q)	2,105	4,179	2,074
PLN	2,600	03/15/22	2.530%(A)	6 Month WIBOR(2)(S)	—	15,378	15,378
PLN	2,000	05/24/23	2.520%(A)	6 Month WIBOR(2)(S)	—	3,293	3,293
PLN	2,890	08/24/23	2.390%(A)	6 Month WIBOR(2)(S)	—	(2,628)	(2,628)
PLN	550	01/21/26	2.500%(A)	6 Month WIBOR(2)(S)	1,944	160	(1,784)
PLN	1,610	06/12/28	3.070%(A)	6 Month WIBOR(1)(S)	—	(8,190)	(8,190)
PLN	550	07/11/28	2.935%(A)	6 Month WIBOR(2)(S)	—	944	944
SEK	2,500	04/12/22	0.270%(A)	3 Month STIBOR(2)(Q)	—	128	128
SEK	31,700	09/12/23	0.497%(A)	3 Month STIBOR(2)(Q)	(11,712)	(8,894)	2,818
SEK	4,000	03/15/24	0.840%(A)	3 Month STIBOR(2)(Q)	—	6,775	6,775
SEK	2,300	11/12/25	1.431%(A)	3 Month STIBOR(2)(Q)	—	12,728	12,728
SEK	265	06/22/27	1.031%(A)	3 Month STIBOR(2)(Q)	—	(81)	(81)
SGD	920	05/21/23	2.030%(S)	6 Month SIBOR(1)(S)	—	7,393	7,393
SGD	490	05/21/28	2.436%(S)	6 Month SIBOR(2)(S)	—	(4,747)	(4,747)
	2,535	11/17/18	1.080%(T)	1 Day USOIS(1)(T)	—	17,168	17,168
	3,810	11/18/18	0.911%(A)	1 Day USOIS(1)(A)	(219)	31,978	32,197
	1,660	11/22/18	1.297%(S)	3 Month LIBOR(1)(Q)	—	(942)	(942)
	5,880	02/15/19	1.820%(T)	1 Day USOIS(1)(T)	—	9,408	9,408

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	63

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
2,190	05/11/19	1.613%(S)	3 Month LIBOR(1)(Q)	$7,161	$8,201	$1,040
1,505	06/30/19	1.479%(A)	1 Day USOIS(1)(A)	—	12,455	12,455
2,365	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(932)	19,339	20,271
1,750	08/04/19	1.372%(A)	1 Day USOIS(1)(A)	(1,396)	17,731	19,127
1,400	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	16,150	16,150
4,890	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	1,378	39,265	37,887
7,880	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	7,549	72,402	64,853
5,295	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	1,307	38,571	37,264
2,000	03/09/20	2.157%(A)	1 Day USOIS(1)(A)	—	9,579	9,579
1,450	03/31/20	2.369%(A)	1 Day USOIS(1)(A)	—	4,200	4,200
1,930	04/24/20	2.311%(A)	1 Day USOIS(1)(A)	—	6,390	6,390
34,130	05/11/20	1.763%(S)	3 Month LIBOR(1)(Q)	526,009	540,320	14,311
3,760	05/31/21	1.849%(S)	3 Month LIBOR(2)(Q)	—	(102,685)	(102,685)
4,002	05/31/21	1.948%(S)	3 Month LIBOR(2)(Q)	—	(97,766)	(97,766)
955	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	2,149	(23,199)	(25,348)
1,370	11/22/21	1.792%(S)	3 Month LIBOR(2)(Q)	—	(48,731)	(48,731)
1,300	05/11/22	1.982%(S)	3 Month LIBOR(2)(Q)	(32,236)	(44,555)	(12,319)
2,000	06/16/22	—(4)	—(4)	—	(8,028)	(8,028)
4,780	05/11/23	2.000%(S)	3 Month LIBOR(2)(Q)	(150,202)	(208,688)	(58,486)
680	05/21/23	2.215%(S)	3 Month LIBOR(2)(Q)	—	(22,437)	(22,437)
970	06/22/23	2.911%(S)	3 Month LIBOR(2)(Q)	(9,603)	(1,317)	8,286
750	08/28/23	2.842%(S)	3 Month LIBOR(1)(Q)	—	9,030	9,030
1,470	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	4,670	74,452	69,782
850	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	169	41,437	41,268
1,095	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(1,623)	51,626	53,249
1,585	05/11/24	2.139%(S)	3 Month LIBOR(1)(Q)	(23,555)	73,449	97,004
610	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	2,767	34,332	31,565

See Notes to Financial Statements.

64

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
760	07/17/24	2.926%(S)	3 Month LIBOR(2)(Q)	$—	$(9,284)	$(9,284)
870	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	45,502	45,502
7,500	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	27,668	391,566	363,898
985	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	1,791	51,122	49,331
475	09/01/24	1.972%(S)	3 Month LIBOR(2)(Q)	—	(30,099)	(30,099)
2,955	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	11,272	116,015	104,743
590	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	—	10,677	10,677
5,232	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(3,471)	45,488	48,959
1,293	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	—	4,996	4,996
1,000	11/06/25	2.116%(S)	3 Month LIBOR(1)(Q)	—	61,820	61,820
657	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	9,056	49,224	40,168
525	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	2,544	36,128	33,584
265	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	16,526	16,526
395	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	(181)	21,355	21,536
1,395	05/11/27	2.305%(S)	3 Month LIBOR(2)(Q)	(14,631)	(85,750)	(71,119)
260	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	16,169	16,169
2,115	05/11/28	2.000%(S)	3 Month LIBOR(2)(Q)	(183,308)	(204,484)	(21,176)
360	05/21/28	2.421%(S)	3 Month LIBOR(1)(Q)	—	21,543	21,543
500	05/03/32	2.434%(S)	3 Month LIBOR(2)(Q)	—	(43,763)	(43,763)
190	10/16/33	2.890%(S)	3 Month LIBOR(2)(Q)	—	(7,005)	(7,005)
800	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(5,647)	(104,248)	(98,601)
240	05/03/37	2.508%(S)	3 Month LIBOR(1)(Q)	—	25,676	25,676
1,165	05/11/38	2.200%(S)	3 Month LIBOR(1)(Q)	160,573	185,172	24,599
325	05/11/42	2.562%(S)	3 Month LIBOR(2)(Q)	141	(38,689)	(38,830)

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	65

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	170	10/04/42	2.527%(S)	3 Month LIBOR(2)(Q)	$—	$(22,597)	$(22,597)
	85	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	—	24,963	24,963
	55	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	8,088	8,088
	50	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	6,217	6,217
	770	05/11/48	2.300%(S)	3 Month LIBOR(1)(Q)	113,717	146,532	32,815
	180	08/28/48	2.915%(S)	3 Month LIBOR(2)(Q)	—	(13,446)	(13,446)
	170	07/17/49	2.914%(S)	3 Month LIBOR(1)(Q)	—	13,073	13,073
ZAR	9,100	09/23/22	7.430%(Q)	3 Month JIBAR(2)(Q)	—	(11,526)	(11,526)
ZAR	5,200	05/05/25	7.940%(Q)	3 Month JIBAR(2)(Q)	(13,294)	(6,411)	6,883
ZAR	4,100	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	(81)	(3,451)	(3,370)
ZAR	6,760	01/17/28	7.833%(Q)	3 Month JIBAR(2)(Q)	(24)	(22,882)	(22,858)
ZAR	4,500	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	(35)	(9,597)	(9,562)

					$476,604	$1,347,124	$870,520

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
AED	4,400	04/05/21	3.005%(A)	3 Month EIBOR(1)(Q)	$(6,821)	$—	$(6,821)	BNP Paribas
CLP	220,000	02/09/27	4.120%(S)	1 Day CLOIS(2)(S)	(2,626)	—	(2,626)	Morgan Stanley
CLP	140,000	12/20/27	4.260%(S)	1 Day CLOIS(2)(S)	(982)	—	(982)	Morgan Stanley
CLP	62,800	01/23/28	4.245%(S)	1 Day CLOIS(2)(S)	(281)	—	(281)	Morgan Stanley
CLP	101,000	01/26/28	4.210%(S)	1 Day CLOIS(2)(S)	(897)	—	(897)	Morgan Stanley
CLP	56,000	05/17/28	4.270%(S)	1 Day CLOIS(2)(S)	48	—	48	Citibank NA
CNH	2,000	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)	459	(4)	463	UBS AG
COP	4,000,000	12/06/18	6.100%(Q)	1 Day COOIS(1)(Q)	(6,128)	—	(6,128)	Morgan Stanley
COP	1,600,000	06/02/27	5.910%(Q)	1 Day COOIS(2)(Q)	(14,231)	—	(14,231)	Morgan Stanley
COP	405,000	01/23/28	6.035%(Q)	1 Day COOIS(2)(Q)	(3,665)	—	(3,665)	Morgan Stanley
COP	509,000	01/26/28	6.000%(Q)	1 Day COOIS(2)(Q)	(4,956)	—	(4,956)	Morgan Stanley

See Notes to Financial Statements.

66

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
COP	500,000	05/17/28	5.990%(Q)	1 Day COOIS(2)(Q)	$(5,019)	$—	$(5,019)	Citibank NA
ILS	700	12/09/22	1.530%(A)	3 Month TELBOR(2)(Q)	4,890	—	4,890	Citibank NA
ILS	350	09/19/26	1.600%(A)	3 Month TELBOR(2)(Q)	(2,531)	—	(2,531)	Barclays Bank PLC
ILS	1,340	03/15/27	2.130%(A)	3 Month TELBOR(2)(Q)	6,954	—	6,954	Citibank NA
ILS	950	07/16/28	2.045%(A)	3 Month TELBOR(2)(Q)	(2,852)	—	(2,852)	JPMorgan Chase
SAR	4,400	04/05/21	3.020%(A)	3 Month SAIBOR(2)(Q)	6,504	—	6,504	BNP Paribas
SAR	2,300	11/08/22	3.090%(A)	3 Month SAIBOR(1)(Q)	(2,437)	—	(2,437)	BNP Paribas
SAR	1,890	04/05/25	3.480%(A)	3 Month SAIBOR(1)(Q)	843	—	843	BNP Paribas
ZAR	1,060	03/22/42	7.800%(Q)	3 Month JIBAR(2)(Q)	(7,862)	(36)	(7,826)	Deutsche Bank AG
ZAR	7,000	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	(41,215)	(69)	(41,146)	Deutsche Bank AG
ZAR	1,000	03/22/47	7.650%(Q)	3 Month JIBAR(1)(Q)	8,016	34	7,982	Deutsche Bank AG
ZAR	6,575	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	40,889	56	40,833	Deutsche Bank AG

					$(33,900)	$(19)	$(33,881)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays the floating rate of 3 month CHF LIBOR plus 1.75 bps quarterly and receives the floating rate of 6 Month CHF LIBOR semiannually.
(4)	The Fund pays the floating rate of 3 Month LIBOR quarterly and receives the floating rate of 1 Day USOIS plus 22.375 bps quarterly.

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate and Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	$—	$—	$9,795	$(17,145)
OTC Swap Agreements	$166,872	$(690,122)	$1,214,431	$(457,175)

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	67

Schedule of Investments (continued)

as of October 31, 2018

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets	$1,220,000	$—
JPMorgan Securities	440,212	—

Total	$1,660,212	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$496,780	$—
Ireland	—	282,707	—
Spain	—	689,614	—
United States	—	701,127	—
Commercial Mortgage-Backed Security
United States	—	222,365	—
Corporate Bonds
Canada	—	678,485	—
China	—	458,214	—
France	—	233,884	—
Germany	—	109,265	—
Hungary	—	52,163	—
Indonesia	—	258,125	—
Italy	—	707,395	—
Kazakhstan	—	103,274	—
Mexico	—	562,013	—
Netherlands	—	523,538	—
Romania	—	225,977	—
Russia	—	234,569	—
South Africa	—	307,657	—
Spain	—	353,747	—
Sweden	—	94,236	—
Switzerland	—	604,435	—

See Notes to Financial Statements.

68

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Corporate Bonds (continued)
United Kingdom	$—	$801,322	$—
United States	—	7,732,420	—
Residential Mortgage-Backed Securities
Cayman Islands	—	80,523	—
United States	—	1,243,126	—
Sovereign Bonds
Argentina	—	1,020,213	—
Brazil	—	644,273	—
Colombia	—	203,876	—
Costa Rica	—	99,376	—
Croatia	—	323,135	—
Cyprus	—	1,033,882	—
Dominican Republic	—	238,050	—
Egypt	—	190,876	—
Greece	—	1,993,555	—
Indonesia	—	899,860	—
Iraq	—	194,692	—
Italy	—	45,317	—
Malaysia	—	242,063	—
Portugal	—	1,277,070	—
Saudi Arabia	—	190,040	—
Senegal	—	105,574	—
Spain	—	376,204	—
Turkey	—	25,923	—
U.S. Treasury Obligation	—	110,876	—
Affiliated Mutual Funds	2,837,745	—	—
Options Purchased	—	5,876,745	—
Options Written	—	(5,838,177)	(128)
Other Financial Instruments*
Futures Contracts	(207,286)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	717,182	—
OTC Cross Currency Exchange Contracts	—	329,164	—
Centrally Cleared Credit Default Swap Agreements	—	27,005	—
OTC Credit Default Swap Agreements	—	(133,681)	—
OTC Currency Swap Agreements	—	401,587	—
OTC Forward Rate Agreements	—	—	(7,350)
Centrally Cleared Inflation Swap Agreements	—	(11,362)	—
Centrally Cleared Interest Rate Swap Agreements	—	870,520	—
OTC Interest Rate Swap Agreements	—	(33,900)	—

Total	$2,630,459	$29,176,899	$(7,478)

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	69

Schedule of Investments (continued)

as of October 31, 2018

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Sovereign Bonds	27.1%
Options Purchased	17.5
Affiliated Mutual Funds (0.9% represents investments purchased with collateral from securities on loan)	8.5
Banks	8.2
Residential Mortgage-Backed Securities	6.7
Oil & Gas	4.5
Electric	3.6
Media	2.6
Commercial Services	2.5
Collateralized Loan Obligations	2.3
Home Builders	1.7
Entertainment	1.6
Insurance	1.5
Real Estate Investment Trusts (REITs)	1.4
Retail	1.4
Telecommunications	1.4
Healthcare-Services	1.3
Chemicals	1.2
Consumer Loans	0.9
Packaging & Containers	0.8
Software	0.7
Commercial Mortgage-Backed Security	0.7
Pharmaceuticals	0.6
Lodging	0.6

Foods	0.6%
Student Loan	0.5
Aerospace & Defense	0.5
Pipelines	0.5
Miscellaneous Manufacturing	0.5
Iron/Steel	0.5
Transportation	0.5
Building Materials	0.4
Biotechnology	0.4
Apparel	0.4
Auto Parts & Equipment	0.4
Forest Products & Paper	0.3
Healthcare-Products	0.3
Internet	0.3
U.S. Treasury Obligation	0.3
Computers	0.2
Home Furnishings	0.2
Diversified Financial Services	0.2
Real Estate	0.1

106.4
Options Written	(17.4)
Other assets in excess of liabilities	11.0

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

70

Fair values of derivative instruments as of October 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker—variation margin swaps	$28,423	*	Due from/to broker—variation margin swaps	$1,418	*
Credit contracts	Premiums paid for OTC swap agreements	166,782		Premiums received for OTC swap agreements	690,013
Credit contracts	Unaffiliated investments	3,592		Options written outstanding, at value	6,907
Credit contracts	Unrealized appreciation on OTC swap agreements	527,775		Unrealized depreciation on OTC swap agreements	138,225
Foreign exchange contracts	Unaffiliated investments	5,842,728		Options written outstanding, at value	5,822,218
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	603,614		Unrealized depreciation on OTC cross currency exchange contracts	274,450
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,415,247		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,698,065
Interest rate contracts	Due from/to broker—variation margin futures	86,481	*	Due from/to broker—variation margin futures	293,767	*
Interest rate contracts	Due from/to broker—variation margin swaps	2,165,377	*	Due from/to broker—variation margin swaps	1,306,219	*
Interest rate contracts	Premiums paid for OTC swap agreements	90		Premiums received for OTC swap agreements	109
Interest rate contracts	Unaffiliated investments	30,425		Options written outstanding, at value	9,180
Interest rate contracts	Unrealized appreciation on OTC forward rate agreements	9,795		Unrealized depreciation on OTC forward rate agreements	17,145
Interest rate contracts	Unrealized appreciation on OTC swap agreements	686,656		Unrealized depreciation on OTC swap agreements	318,950

		$12,566,985			$10,576,666

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	71

Schedule of Investments (continued)

as of October 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$(67,568)	$76,690	$—	$—	$—	$435,897
Equity contracts	(3,709)	(10,200)	—	—	—	—
Foreign exchange contracts	(554,152)	769,681	—	(828,439)	—	—
Interest rate contracts	(59,679)	50,627	(234,340)	—	(3,468)	433,164

Total	$(685,108)	$886,798	$(234,340)	$(828,439)	$(3,468)	$869,061

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$20,079	$7,563	$—	$—	$—	$(279,815)
Equity contracts	5,151	(6,284)	—	—	—	—
Foreign exchange contracts	(73,226)	(731,307)	—	1,021,601	—	—
Interest rate contracts	40,943	(26,748)	(257,792)	—	(7,350)	1,623,086

Total	$(7,053)	$(756,776)	$(257,792)	$1,021,601	$(7,350)	$1,343,271

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2018, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$3,749,534	$167,444,018	$26,622,455	$30,863,702	$27,493,959

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$34,389,692	$5,884,989	$1,952,000	$253,553,240	$5,087,640

See Notes to Financial Statements.

72

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$24,627,575	$9,920,400	$600,000	$4,487,511

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$277,883	$(277,883)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$88,029	$(100,126)	$(12,097)	$—	$(12,097)
Barclays Bank PLC	180,871	(199,002)	(18,131)	—	(18,131)
BNP Paribas	1,705,296	(2,177,242)	(471,946)	471,946	—
Citibank NA	1,866,401	(1,036,905)	829,496	(829,496)	—
Citigroup Global Markets	107	(4,124)	(4,017)	—	(4,017)
Credit Suisse International	122,930	(47,177)	75,753	—	75,753
Deutsche Bank AG	1,794,212	(1,326,727)	467,485	(333,948)	133,537
Goldman Sachs International	1,180,504	(1,122,071)	58,433	—	58,433
Hong Kong & Shanghai Bank	198,264	(188,139)	10,125	—	10,125
JPMorgan Chase	670,778	(754,641)	(83,863)	—	(83,863)
Morgan Stanley	2,369,020	(1,963,841)	405,179	(405,179)	—
Toronto Dominion	42,257	(10,189)	32,068	—	32,068
UBS AG	68,035	(45,078)	22,957	—	22,957

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	73

Schedule of Investments (continued)

as of October 31, 2018

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
	$10,286,704	$(8,975,262)	$1,311,442	$(1,096,677)	$214,765

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

74

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value, including securities on loan of $277,883:
Unaffiliated investments (cost $34,087,714)	$32,848,561
Affiliated investments (cost $2,837,769)	2,837,745
Cash	10,996
Foreign currency, at value (cost $217,009)	215,480
Cash segregated for counterparty—OTC	461,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,415,247
Deposit with broker for centrally cleared/exchange-traded derivatives	1,660,212
Unrealized appreciation on OTC swap agreements	1,214,431
Unrealized appreciation on OTC cross currency exchange contracts	603,614
Dividends and interest receivable	403,068
Premiums paid for OTC swap agreements	166,872
Due from Manager	64,701
Due from broker—variation margin swaps	34,073
Receivable for Fund shares sold	10,000
Unrealized appreciation on OTC forward rate agreements	9,795
Prepaid expenses	844

Total Assets	42,956,639

Liabilities
Options written outstanding, at value (proceeds received $5,756,691)	5,838,305
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,698,065
Premiums received for OTC swap agreements	690,122
Unrealized depreciation on OTC swap agreements	457,175
Payable to broker for collateral for securities on loan	302,665
Unrealized depreciation on OTC cross currency exchange contracts	274,450
Accrued expenses and other liabilities	65,950
Due to broker—variation margin futures	62,641
Payable for Fund shares reacquired	21,056
Unrealized depreciation on OTC forward rate agreements	17,145
Dividends payable	602
Distribution fee payable	314
Affiliated transfer agent fee payable	132
Payable for investments purchased	66

Total Liabilities	9,428,688

Net Assets	$33,527,951

Net assets were comprised of:
Shares of beneficial interest, at par	$3,345
Paid-in capital in excess of par	33,114,509
Total distributable earnings (loss)	410,097

Net assets, October 31, 2018	$33,527,951

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	75

Statement of Assets & Liabilities

as of October 31, 2018

Class A
Net asset value and redemption price per share,
($ 584,654 ÷ 58,298 shares of beneficial interest issued and outstanding)	$10.03
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price to public	$10.50

Class C
Net asset value, offering price and redemption price per share,
($ 227,055 ÷ 22,686 shares of beneficial interest issued and outstanding)	$10.01

Class Z
Net asset value, offering price and redemption price per share,
($ 3,186,002 ÷ 317,719 shares of beneficial interest issued and outstanding)	$10.03

Class R6
Net asset value, offering price and redemption price per share,
($ 29,530,240 ÷ 2,946,406 shares of beneficial interest issued and outstanding)	$10.02

See Notes to Financial Statements.

76

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Interest income	$1,284,832
Affiliated dividend income	33,436
Income from securities lending, net (including affiliated income of $333)	4,912

Total income	1,323,180

Expenses
Management fee	258,289
Distribution fee(a)	6,579
Custodian and accounting fees	198,882
Audit fee	62,418
Registration fees(a)	60,112
Shareholders’ reports	35,102
Legal fees and expenses	22,215
Trustees’ fees	12,563
Transfer agent’s fees and expenses (including affiliated expense of $565)(a)	8,353
Miscellaneous	16,656

Total expenses	681,169
Less: Fee waiver and/or expense reimbursement(a)	(375,402)

Net expenses	305,767

Net investment income (loss)	1,017,413

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(26))	(475,421)
Futures transactions	(234,340)
Forward rate agreement transactions	(3,468)
Forward and cross currency contract transactions	(828,439)
Options written transactions	886,798
Swap agreement transactions	869,061
Foreign currency transactions	372,275

586,466

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(24))	(2,419,763)
Futures	(257,792)
Forward rate agreements	(7,350)
Forward and cross currency contracts	1,021,601
Options written	(756,776)
Swap agreements	1,343,271
Foreign currencies	(15,512)

(1,092,321)

Net gain (loss) on investment and foreign currency transactions	(505,855)

Net Increase (Decrease) In Net Assets Resulting From Operations	$511,558

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	77

Statement of Operations

Year Ended October 31, 2018

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	4,961	1,618	—	—
Registration fees	15,038	15,038	15,037	14,999
Transfer agent’s fees and expenses	3,445	283	4,566	59
Fee waiver and/or expense reimbursement	(31,099)	(16,576)	(53,118)	(274,609)

See Notes to Financial Statements.

78

Statements of Changes in Net Assets

	Year Ended October 31,
	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$1,017,413	$886,473
Net realized gain (loss) on investment and foreign currency transactions		586,466	612,456
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(1,092,321)	1,684,771

Net increase (decrease) in net assets resulting from operations		511,558	3,183,700

Dividends and Distributions
Distributions from distributable earnings*
Class A		(151,047)	—
Class C		(8,361)	—
Class Z		(268,505)	—
Class R6		(1,912,042)	—

		(2,339,955)	—

Dividends from net investment income
Class A			(5,510)
Class C			(2,488)
Class Z			(37,060)
Class R6			(1,409,951)

		*	(1,455,009)

Fund share transactions
Net proceeds from shares sold		14,967,908	2,927,030
Net asset value of shares issued in reinvestment of dividends and distributions		2,334,897	1,453,555
Cost of shares reacquired		(14,112,711)	(165,337)

Net increase (decrease) in net assets from Fund share transactions		3,190,094	4,215,248

Total increase (decrease)		1,361,697	5,943,939

Net Assets:
Beginning of year		32,166,254	26,222,315

End of year(a)		$33,527,951	$32,166,254

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$113,383

*	For the year ended October 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	79

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on January 28, 2000. The Trust currently consists of six funds: PGIM Global Absolute Return Bond Fund, PGIM Jennison Focused Growth Fund, PGIM QMA Large-Cap Value Fund (formerly known as Prudential QMA Strategic Value Fund) and PGIM Unconstrained Bond Fund, each of which are diversified funds and PGIM QMA Global Tactical Allocation Fund and PGIM Real Assets Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Global Absolute Return Bond Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Trust were changed by replacing “Prudential” with “PGIM” and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is to seek positive returns over the long term, regardless of market conditions.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Trust, including: the Trust’s Treasurer (or the Treasurer’s direct reports); and the Trust’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation

80

procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

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Notes to Financial Statements (continued)

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

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Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts

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Notes to Financial Statements (continued)

actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

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The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward

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Notes to Financial Statements (continued)

rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against

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defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course

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Notes to Financial Statements (continued)

of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit,

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equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2018, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are

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Notes to Financial Statements (continued)

calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the

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Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective January 1, 2018, the management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.700% of the Fund’s average daily net assets up to and including $2.5 billion, 0.675% of the next $2.5 billion and 0.650% of the average daily net assets in excess of $5 billion. Prior to January 1, 2018, the management fee paid to PGIM Investments was accrued daily and payable monthly, at an annual rate of 0.850% of the Fund’s average daily net assets up to and including $2.5 billion, 0.825% of the next $2.5 billion and 0.800% of average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.720% for the year ended October 31, 2018.

Effective January 1, 2018, PGIM Investments has contractually agreed, through February 28, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.20% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class Z shares, and 0.80% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective November 1, 2018 this waiver agreement was extended through February 29, 2020.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z

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Notes to Financial Statements (continued)

shares. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Prior to January 1, 2018, PGIM Investments had contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 0.95% of the Fund’s average daily net assets.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received $13,007 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2018, it has not received any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

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The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $184 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $21,102,217 and $19,586,478, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$4,386,010	$24,641,910	$26,493,403	$—	$—	$2,534,517	2,534,517	$33,436
PGIM Institutional Money Market Fund*
—	2,757,000	2,453,722	(24)	(26)	303,228	303,228	333	**

$4,386,010	$27,398,910	$28,947,125	$(24)	$(26)	$2,837,745		$33,769

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

PGIM Global Absolute Return Bond Fund	93

Notes to Financial Statements (continued)

For the year ended October 31, 2018, the tax character of dividends paid by the Fund were $2,093,262 of ordinary income and $246,693 of long-term capital gains. For the year ended October 31, 2017, the tax character of dividends paid by the Fund were $1,455,009 of ordinary income.

As of October 31, 2018, the accumulated undistributed earnings on a tax basis was $802,609 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$32,079,731	$7,043,041	$(7,322,892)	$(279,851)

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales, straddles, mark-to-market of futures and forwards, amortization of bond premium and swaps.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2018 of approximately $110,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made

94

within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share, divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,168 Class A shares, 1,143 Class C shares and 2,945,362 Class R6 shares of the Fund. At reporting period end, two shareholders of record held 96% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 88% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	974,161	$10,261,467
Shares issued in reinvestment of dividends and distributions	14,276	148,553
Shares reacquired	(967,756)	(10,133,020)

Net increase (decrease) in shares outstanding	20,681	$277,000

Year ended October 31, 2017:
Shares sold	35,338	$367,497
Shares issued in reinvestment of dividends and distributions	530	5,507
Shares reacquired	(26)	(270)

Net increase (decrease) in shares outstanding	35,842	$372,734

Class C
Year ended October 31, 2018:
Shares sold	15,206	$156,854
Shares issued in reinvestment of dividends and distributions	820	8,361
Shares reacquired	(35)	(348)

Net increase (decrease) in shares outstanding	15,991	$164,867

Year ended October 31, 2017:
Shares sold	10,825	$109,647
Shares issued in reinvestment of dividends and distributions	220	2,254
Shares reacquired	(6,408)	(66,191)

Net increase (decrease) in shares outstanding	4,637	$45,710

PGIM Global Absolute Return Bond Fund	95

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended October 31, 2018:
Shares sold	436,247	$4,539,217
Shares issued in reinvestment of dividends and distributions	25,773	265,941
Shares reacquired	(388,443)	(3,979,336)

Net increase (decrease) in shares outstanding	73,577	$825,822

Year ended October 31, 2017:
Shares sold	235,453	$2,449,886
Shares issued in reinvestment of dividends and distributions	3,439	35,868
Shares reacquired	(8,332)	(87,455)

Net increase (decrease) in shares outstanding	230,560	$2,398,299

Class R6
Year ended October 31, 2018:
Shares sold	1,022	$10,370
Shares issued in reinvestment of dividends and distributions	185,827	1,912,042
Shares reacquired	(1)	(7)

Net increase (decrease) in shares outstanding	186,848	$1,922,405

Year ended October 31, 2017:
Shares issued in reinvestment of dividends and distributions	138,512	$1,409,926
Shares reacquired	(1,091)	(11,421)

Net increase (decrease) in shares outstanding	137,421	$1,398,505

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager

96

to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended October 31, 2018. The average daily balance for the 16 days that the Fund had loans outstanding during the period was $479,438, borrowed at a weighted average interest rate of 3.12%. The maximum loan balance outstanding during the period was $996,000. At October 31, 2018, the Fund did not have an outstanding loan balance.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest

PGIM Global Absolute Return Bond Fund	97

Notes to Financial Statements (continued)

rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Mortgage-Backed and Other Asset-Backed Securities Risk: Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Asset-backed securities are another type of pass-through instruments that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities can also be collateralized by a portfolio of corporate bonds including junk bonds or other securities. The values of mortgage-backed and asset-backed securities vary with changes in interest rates and are particularly sensitive to prepayments (the risk is that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require the Fund to reinvest in lower yielding debt instruments) or extensions (the risk is that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall). Asset-backed securities are also subject to liquidity risk.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new

98

amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

10. Subsequent Event

On December 5, 2018, the Board of Trustees (the “Board”) of Prudential Investment Portfolios 3 approved a change in the name of the Fund to “PGIM Global Dynamic Bond Fund”. This change will become effective on or about February 12, 2019.

PGIM Global Absolute Return Bond Fund	99

Financial Highlights

Class A Shares
	Year Ended October 31,		November 3, 2015(a) through October 31, 2016
	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.56	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.27	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.14)	0.86	0.08
Total from investment operations	0.11	1.13	0.37
Less Dividends and Distributions:
Dividends from net investment income	(0.57)	(0.50)	(0.19)
Tax return of capital distributions	-	-	(0.25)
Distributions from net realized gains	(0.07)	-	-
Total dividends and distributions	(0.64)	(0.50)	(0.44)
Net asset value, end of period	$10.03	$10.56	$9.93
Total Return(c):	1.00%	11.69%	3.86%

Ratios/Supplemental Data:
Net assets, end of period (000)	$585	$397	$18
Average net assets (000)	$1,984	$122	$13
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.20%	1.20%	1.20%	(e)
Expenses before waivers and/or expense reimbursement	2.77%	5.51% (f)	3.93%	(e)
Net investment income (loss)	2.43%	2.60%	2.99%	(e)
Portfolio turnover rate(g)	106%	63%	34%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

100

Class C Shares
	Year Ended October 31,		November 3, 2015(a) through October 31, 2016
	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.54	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.21	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.16)	0.82	0.08
Total from investment operations	0.03	1.03	0.30
Less Dividends and Distributions:
Dividends from net investment income	(0.49)	(0.42)	(0.17)
Tax return of capital distributions	-	-	(0.20)
Distributions from net realized gains	(0.07)	-	-
Total dividends and distributions	(0.56)	(0.42)	(0.37)
Net asset value, end of period	$10.01	$10.54	$9.93
Total Return(c):	0.26%	10.65%	3.13%

Ratios/Supplemental Data:
Net assets, end of period (000)	$227	$71	$20
Average net assets (000)	$162	$60	$12
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.95%	1.95%	1.95%	(e)
Expenses before waivers and/or expense reimbursement	12.20%	9.28% (f)	4.92%	(e)
Net investment income (loss)	1.81%	2.05%	2.22%	(e)
Portfolio turnover rate(g)	106%	63%	34%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	101

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,		November 3, 2015(a) through October 31, 2016
	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.56	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.29	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.15)	0.86	0.07
Total from investment operations	0.14	1.15	0.40
Less Dividends and Distributions:
Dividends from net investment income	(0.60)	(0.53)	(0.19)
Tax return of capital distributions	-	-	(0.27)
Distributions from net realized gains	(0.07)	-	-
Total dividends and distributions	(0.67)	(0.53)	(0.46)
Net asset value, end of period	$10.03	$10.56	$9.94
Total Return(c):	1.33%	11.85%	4.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,186	$2,578	$135
Average net assets (000)	$4,160	$784	$52
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.87%	0.95%	0.95%	(e)
Expenses before waivers and/or expense reimbursement	2.14%	2.75% (f)	3.26%	(e)
Net investment income (loss)	2.84%	2.78%	3.37%	(e)
Portfolio turnover rate(g)	106%	63%	34%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

102

Class R6 Shares
	Year Ended October 31,		November 3, 2015(a) through October 31, 2016
	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.55	$9.93	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.32	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.16)	0.82	0.08
Total from investment operations	0.14	1.14	0.39
Less Dividends and Distributions:
Dividends from net investment income	(0.60)	(0.52)	(0.21)
Tax return of capital distributions	-	-	(0.25)
Distributions from net realized gains	(0.07)	-	-
Total dividends and distributions	(0.67)	(0.52)	(0.46)
Net asset value, end of period	$10.02	$10.55	$9.93
Total Return(c):	1.37%	11.86%	4.12%

Ratios/Supplemental Data:
Net assets, end of period (000)	$29,530	$29,120	$26,049
Average net assets (000)	$29,353	$27,313	$24,926
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.83%	0.95%	0.95%	(e)
Expenses before waivers and/or expense reimbursement	1.76%	2.33% (f)	2.61%	(e)
Net investment income (loss)	2.89%	3.15%	3.19%	(e)
Portfolio turnover rate(g)	106%	63%	34%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Absolute Return Bond Fund	103

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Global Absolute Return Bond Fund (formerly Prudential Global Absolute Return Bond Fund) (the “Fund”), a series of Prudential Investment Portfolios 3, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 20, 2018

104

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2018, the Fund reports the maximum amount allowed per share, but not less than $0.07 for Class A, C, Z, R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(c) of the Internal Revenue Code.

For the year ended October 31, 2018, the Fund reports the maximum amount allowable but not less than 26.31% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2018.

PGIM Global Absolute Return Bond Fund	105

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Global Absolute Return Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Global Absolute Return Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Global Absolute Return Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Global Absolute Return Bond Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Global Absolute Return Bond Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM, Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

[1]	PGIM Global Absolute Return Bond Fund is a series of Prudential Investment Portfolios 3.

PGIM Global Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the

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day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2017 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining

PGIM Global Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2017. The Board considered that the Fund commenced operations on November 3, 2015 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively

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determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments may also have provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile
•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.20% for Class A shares, 1.95% for Class C shares, 0.80% for Class R6 shares, and 0.85% for Class Z shares through February 28, 2019.

•

The Board also noted information provided by PGIM Investments which indicated that because the Fund’s expense cap had not been in effect for the full fiscal year, the Fund’s ranking for net total expenses did not reflect the full impact of the expense cap, and that if the expense cap had been in effect for the full fiscal year, the Fund would have ranked in the first quartile of its Peer Group.

•

The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Absolute Return Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Global Absolute Return Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	PAJAX	PAJCX	PAJZX	PAJQX
CUSIP	74440K645	74440K637	74440K611	74440K629

*Formerly known as Class Q shares.

MF233E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2018 and October 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $111,600 and $110,495 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(c) Tax Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(d) All Other Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e)  (2)  Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2018 and October 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code	of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2018

By:	/s/ Brian D. Nee
Brian D. Nee
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2018